As filed with the U.S. Securities and Exchange Commission on April 30, 2018

File Nos. 811-07763

333-10015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 79	☒

and/or

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 80	☒

(Check appropriate box or boxes)

LITMAN GREGORY FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

1676 N. California Blvd., Suite 500, Walnut Creek, California 94596

(Address of Principal Executive Offices) (Zip Code)

(925) 254-8999

(Registrant’s Telephone Number, including Area Code)

Copies of Communications to:

Jeremy L. DeGroot 1676 N. California Blvd., Suite 500 Walnut Creek, California 94596	David A. Hearth, Esq. Paul Hastings LLP 101 California Street, 48th Floor San Francisco, California 94111
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2018 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LITMAN GREGORY FUNDS TRUST

Prospectus

(Share Class – Ticker Symbol)

Litman Gregory Masters Equity Fund - Institutional Class - MSEFX

Investor Class - MSENX

Litman Gregory Masters International Fund - Institutional Class - MSILX

Investor Class - MNILX

Litman Gregory Masters Smaller Companies Fund - Institutional Class - MSSFX

Litman Gregory Masters Alternative Strategies Fund - Institutional Class - MASFX

Investor Class - MASNX

April 30, 2018

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Privacy Notice	Inside Back Cover

For More Information	Back Cover

Litman Gregory Masters Equity Fund

Summary Section

Investment Objective

The Litman Gregory Masters Equity Fund (the “Equity Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class	Investor Class
None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.17%	0.17%

Total Annual Fund Operating Expenses	1.27%	1.52%
Fee Waiver and/or Expense Reimbursement(1)	-0.12%	-0.12%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.15%	1.40%

(1)	Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Equity Fund, has contractually agreed, through April 30, 2019, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Equity Fund’s daily net assets retained by Litman Gregory is 0.40%. This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$129	$403	$697	$1,534
Investor Class	$155	$480	$829	$1,813

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Equity Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Equity Fund’s performance. During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 33.49% of the average value of its portfolio.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the Equity Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers. Litman Gregory also believes it can identify skilled stock pickers who, within their more diversified portfolios, have higher confidence in the return potential of some stocks than others. Litman Gregory believes a portfolio comprised only of these managers’ “higher confidence” stocks should outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Equity Fund’s strategy is to engage a number of proven managers as sub-advisors (each, a “manager” or “sub-advisor”), with each manager investing in the securities of companies that it believes have strong appreciation potential. Under normal conditions, each sub-advisor manages a portion of the Equity Fund’s assets by independently managing a portfolio typically composed of at least 5, but not more than 15, stocks. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. Under normal market conditions, the Equity Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities in which the Equity Fund may invest include common stocks, preferred stocks and convertible debt securities, which may be converted on specified terms into stock of the issuer. The Fund invests primarily in the securities of large-, mid- and small-sized U.S. companies, although the managers also have flexibility to invest in the securities of foreign companies (up to 50% of the Equity Fund’s net assets may be invested in foreign equity securities, which may include emerging markets). Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate. By executing this strategy, the Equity Fund seeks to:

•	combine the efforts of several experienced, high quality managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 60 to 100) and industries while allowing each manager to run a portion of the portfolio focused on only its favorite stocks; and

•	further diversify across different-sized companies and stock-picking styles by incorporating managers with a variety of stock-picking disciplines.

2	Litman Gregory Funds Trust

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.

Principal Risks

Investment in stocks exposes shareholders of the Equity Fund to the risk of losing money if the value of the stocks held by the Equity Fund declines during the period an investor owns shares in the Equity Fund. The following risks could affect the value of your investment:

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Equity Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Equity Fund.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Smaller Companies Risk. The Equity Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Foreign Company and Emerging Markets Risk. The Equity Fund may invest a portion of its assets in stocks of companies based outside of the United States. Foreign securities involve additional risks, including those related to currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. These risks are greater in emerging markets.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Equity Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Equity Fund’s shareholders as compared to shareholders of investment companies that hold investments for a longer period.

•	Multi-Style Management Risk. Because portions of the Equity Fund’s assets are managed by different portfolio managers using different styles, the Equity Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Technology Investment Risk. The Equity Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

Performance

The following performance information provides some indication of the risks of investing in the Equity Fund. The bar chart shows changes in the performance of the Equity Fund’s Institutional Class shares from year to year. The table below shows how the Equity Fund’s average annual total returns of the Institutional Class and Investor Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Equity Fund will perform in the future. Updated performance information is available on the Equity Fund’s website at www.mastersfunds.com.

Litman Gregory Masters Equity Fund - Institutional Class Calendar Year Total Returns as of December 31

Fund Summary	3

Litman Gregory Masters Equity Fund — (Continued)

During the period shown above, the highest and lowest quarterly returns earned by the Equity Fund were:

Highest:	21.39%	Quarter ended June 30, 2009
Lowest:	-29.78%	Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2017)
	One Year	Five Years	Ten Years
Litman Gregory Masters Equity Fund
Institutional Class
Return Before Taxes	21.15%	14.85%	7.15%
Return After Taxes on Distributions	19.03%	12.74%	6.03%
Return After Taxes on Distributions and Sale of Fund Shares	13.71%	11.50%	5.54%
Investor Class
Return Before Taxes	20.87%	14.64%	14.92%	*
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	8.60%
Morningstar Large Blend Category
(reflects net performance of funds in this group)	20.47%	13.69%	6.93%

*	The Return Before Taxes shown above for the Investor Class shares of the Equity Fund is from April 30, 2009 (the inception date for the class) through December 31, 2017.

The Equity Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Equity Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. After-tax returns are shown for only the Equity Fund’s Institutional Class, and after-tax returns for the Equity Fund’s Investor Class will vary. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

4	Litman Gregory Funds Trust

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE EQUITY FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005

	Jack Chee, Principal, Senior Research Analyst and Co-Portfolio Manager	2014

	Rajat Jain, CFA, Principal, Senior Research Analyst and Co-Portfolio Manager	2014

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE EQUITY FUND SINCE:
Davis Selected Advisers, L.P.	Christopher C. Davis, Chairman	1999

	Danton Goei, Portfolio Manager	2016
Fiduciary Management, Inc.	Patrick J. English, CFA, Chairman, Chief Executive Officer, Chief Investment Officer	2013

	Jonathan T. Bloom, CFA, Director of Research	2017
Harris Associates L.P.	Clyde S. McGregor, CFA, Vice President and Portfolio Manager	2008

	William C. Nygren, CFA, Vice President, Chief Investment Officer – U.S. Equity, Portfolio Manager and Investment Analyst	2013
Nuance Investments, LLC	Scott Moore, CFA, President, Chief Investment Officer and Portfolio Manager	2014
Sands Capital Management, LLC	Frank M. Sands, CFA, Chief Investment Officer and Chief Executive Officer	2008

	A. Michael Sramek, CFA, Senior Portfolio Manager, Research Analyst, Managing Director	2008
Wells Capital Management, Inc.	Richard T. Weiss, CFA, Managing Director, Senior Portfolio Manager	1996

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 19 of this Prospectus.

Fund Summary	5

Litman Gregory Masters International Fund

Summary Section

Investment Objective

The Litman Gregory Masters International Fund (the “International Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the International Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class	Investor Class
None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.16%	0.20%

Total Annual Fund Operating Expenses	1.26%	1.55%
Fee Waiver and/or Expense Reimbursement(1)	-0.23%	-0.23%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1),(2)	1.03%	1.32%

(1)	Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the International Fund, has contractually agreed, through April 30, 2019, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by Litman Gregory is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% on assets over $1 billion. This agreement may be terminated at any time by the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

(2)	The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” will not correlate to the corresponding ratios included in the International Fund’s Financial Highlights for that class of shares because the contractual operating expense limitation expired on April 30, 2017.

Example

This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$128	$400	$692	$1,523
Investor Class	$158	$490	$845	$1,845

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the International Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 41.90% of the average value of its portfolio.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the International Fund, believes that it is possible to identify international investment managers who, over a market cycle, will deliver superior returns relative to their peers. Litman Gregory also believes it can identify skilled stock pickers who, within their more diversified portfolios, have higher confidence in the return potential of some stocks than others. Litman Gregory believes a portfolio comprised only of these managers’ “higher confidence” stocks should outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the International Fund’s strategy is to engage a number of proven managers as sub-advisors (each a “manager” or “sub-advisor”), with each manager investing in the securities of companies that it believes have strong appreciation potential. Under normal conditions, each sub-advisor manages a portion of the International Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets. The International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate. The managers have limited flexibility to invest in the securities of U.S. companies. By executing this strategy, the International Fund seeks to:

•	combine the efforts of several experienced, high quality international managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 48 to 90) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

6	Litman Gregory Funds Trust

•	further diversify across different sized companies, countries, and stock-picking styles by including managers with a variety of stock-picking disciplines.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons. The International Fund’s managers may trade its portfolio frequently.

Principal Risks

Investment in stocks exposes shareholders of the International Fund to the risk of losing money if the value of the stocks held by the International Fund declines during the period an investor owns shares in the International Fund. The following risks could affect the value of your investment:

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the International Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the International Fund.

•	Foreign Company and Emerging Markets Risk. The International Fund will normally be invested in securities of companies based outside of the United States. Foreign securities involve additional risks, including those related to currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. These risks are greater in emerging markets.

•	Emerging Markets Risk. The International Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•	Smaller Companies Risk. The International Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small- and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the International Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the International Fund’s shareholders as compared to shareholders of investment companies that hold investments for a longer period.

•	Multi-Style Management Risk. Because portions of the International Fund’s assets are managed by different portfolio managers using different styles, the International Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the International Fund. The bar chart shows changes in the performance of the International Fund’s Institutional Class shares from year to year. The table below shows how the International Fund’s average annual total returns of the Institutional Class and Investor Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index, a secondary market index, as well as an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the International Fund will perform in the future. Updated performance information is available on the International Fund’s website at www.mastersfunds.com.

Litman Gregory Masters International Fund - Institutional Class

Calendar Year Total Returns as of December 31

Fund Summary	7

Litman Gregory Masters International Fund — (Continued)

During the period shown above, the highest and lowest quarterly returns earned by the International Fund were:

Highest:	26.71%	Quarter ended June 30, 2009
Lowest:	-24.94%	Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2017)
	One Year	Five Years	Ten Years
Litman Gregory Masters International Fund
Institutional Class
Return Before Taxes	23.61%	5.65%	1.47%
Return After Taxes on Distributions	22.88%	5.14%	1.06%
Return After Taxes on Distributions and Sale of Fund Shares	14.17%	4.39%	1.10%
Investor Class
Return Before Taxes	23.36%	5.38%	8.30%	*
MSCI ACWI ex-U.S. Index
(reflects no deduction for fees, expenses or taxes)	27.19%	6.80%	1.84%
MSCI EAFE Index
(reflects no deduction of fees, expenses or taxes)	25.03%	7.90%	1.94%
Morningstar Foreign Large Blend Category
(reflects net performance of funds in this group)	25.42%	7.05%	1.46%

*	The Return Before Taxes shown above for the Investor Class shares of the International Fund is from April 30, 2009 (the inception date for the class) through December 31, 2017.

The International Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the International Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. After-tax returns are shown for only the International Fund’s Institutional Class, and after-tax returns for the International Fund’s Investor Class will vary. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

8	Litman Gregory Funds Trust

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005

	Rajat Jain, Principal, CFA, Senior Research Analyst and Co-Portfolio Manager	2014

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:
Evermore Global Advisors, LLC	David E. Marcus, Chief Investment Officer and Portfolio Manager	2017
Harris Associates L.P.	David G. Herro, CFA, Deputy Chairman, Portfolio Manager and Chief Investment Officer, International Equity	1997
Lazard Asset Management LLC	Mark Little, Portfolio Manager/Analyst	2013
Northern Cross, LLC	Howard Appleby, CFA, Portfolio Manager	2007

	Jean-Francois Ducrest, Portfolio Manager	2007

	James LaTorre, CFA, Portfolio Manager	2007
Pictet Asset Management, Ltd.	Fabio Paolini, CFA, Portfolio Manager, Head of EAFE Equities	2016

	Benjamin (Ben) Beneche, CFA, Portfolio Manager, Senior Investment Manager	2016
Thornburg Investment Management, Inc.	W. Vinson Walden, CFA, Portfolio Manager	2008

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 19 of this Prospectus.

Fund Summary	9

Litman Gregory Masters Smaller Companies Fund

Summary Section

Investment Objective

The Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Smaller Companies Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Smaller Companies Fund.

Shareholder Fees (paid directly from your investment)

Institutional Class
None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	1.14%
Other Expenses	0.60%

Total Annual Fund Operating Expenses	1.74%
Fee Waiver and/or Expense Reimbursement(1)	-0.42%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.32%

(1)	Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Smaller Companies Fund, has contractually agreed, through April 30, 2019, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Smaller Companies Fund’s daily net assets retained by Litman Gregory is 0.26%. This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Smaller Companies Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Smaller Companies Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Smaller Companies Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$177	$548	$944	$2,052

Portfolio Turnover

The Smaller Companies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Smaller Companies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Smaller Companies Fund’s performance. During the most recent fiscal year, the Smaller Companies Fund’s portfolio turnover rate was 107.51% of the average value of its portfolio. This portfolio turnover rate increased compared to 2016 due to a change in portfolio management and portfolio repositioning.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the Smaller Companies Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peer groups. Litman Gregory also believes it can identify skilled stock pickers who, within their more diversified portfolios, have higher confidence in the return potential of some stocks than others. Litman Gregory believes a portfolio comprised only of these managers’ “higher confidence” stocks should outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Smaller Companies Fund’s strategy is to engage a number of proven managers as sub-advisors (each a “manager” or “sub-advisor’), with each manager investing in the securities of smaller companies that it believes have strong appreciation potential. Under normal conditions, each sub-advisor manages a portion of the Smaller Companies Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. Under normal market conditions, the Smaller Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-sized U.S. companies. The managers have limited flexibility to invest in the securities of foreign companies, including emerging markets (up to 15% of the Smaller Companies Fund’s net assets may be invested in foreign securities). By executing this strategy, the Smaller Companies Fund seeks to:

•	combine the efforts of several experienced, high quality managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 24 to 45) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across stock-picking styles by including managers with a variety of stock-picking disciplines.

Litman Gregory defines a “smaller company” as one whose market capitalization falls below the market capitalization of the largest company in the Russell 2500® Index, which, as of March 31, 2018, was $20.3 billion. The Russell 2500® Index

10	Litman Gregory Funds Trust

measures the performance of 2,500 small- and mid-sized companies with market capitalizations averaging $5.4 billion as of March 31, 2018. Generally, Litman Gregory believes the majority of the Smaller Companies Fund’s holdings will typically fall within the range of the Russell 2000® Index, but the Smaller Companies Fund has the flexibility to hold mid-sized companies if the managers believe that holding these companies will lead to higher overall returns. As of March 31, 2018, the largest company in the Russell 2000® Index had a market capitalization of $16.7 billion.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons. The Smaller Companies Fund’s investment managers may trade its portfolio frequently.

Principal Risks

Investment in stocks exposes shareholders of the Smaller Companies Fund to the risk of losing money if the value of the stocks held by the Smaller Companies Fund declines during the period an investor owns shares in the Smaller Companies Fund. The following risks could affect the value of your investment:

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Smaller Companies Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Smaller Companies Fund.

•	Smaller Companies Risk. The Smaller Companies Fund may invest a portion of its assets in the securities of small- and, at times, mid-sized companies. Securities of small-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because small companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Smaller Companies Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Smaller Companies Fund’s shareholders as compared to shareholders in investment companies that hold investments for a longer period.

•	Multi-Style Management Risk. Because portions of the Smaller Companies Fund’s assets are managed by different portfolio managers using different styles, the Smaller Companies Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the Smaller Companies Fund. The bar chart shows changes in the performance of the Smaller Companies Fund’s Institutional Class shares from year to year. The table below shows how the Smaller Companies Fund’s average annual total returns of the Institutional Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Smaller Companies Fund will perform in the future. Updated performance information is available on the Smaller Companies Fund’s website at www.mastersfunds.com.

Litman Gregory Masters Smaller Companies Fund - Institutional Class

Calendar Year Total Returns as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Smaller Companies Fund were:

Highest:	31.77%	Quarter ended June 30, 2009
Lowest:	-28.14%	Quarter ended December 31, 2008

Fund Summary	11

Litman Gregory Masters Smaller Companies Fund — (Continued)

Average Annual Total Returns (for the periods ended December 31, 2017)
	One Year	Five Years	Ten Years
Litman Gregory Masters Smaller Companies Fund
Institutional Class
Return Before Taxes	14.44%	9.15%	6.48%
Return After Taxes on Distributions	14.44%	9.15%	6.39%
Return After Taxes on Distributions and Sale of Fund Shares	8.17%	7.24%	5.19%
Russell 2000® Index
(reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%
Morningstar Small Blend Category
(reflects net performance of funds in this group)	12.39%	12.88%	7.80%

The Smaller Companies Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Smaller Companies Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALLER COMPANIES FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005

	Jack Chee, Principal, Senior Research Analyst and Co-Portfolio Manager	2014

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALLER COMPANIES FUND SINCE:
Cove Street Capital, LLC	Jeffrey Bronchick, CFA, Managing Member, Portfolio Manager	2011
Segall Bryant & Hamill, LLC	Mark T. Dickherber, CFA, CPA, Principal and Senior Portfolio Manager	2017

	Shaun P. Nicholson, Senior Portfolio Manager	2017
Wells Capital Management, Inc.	Richard T. Weiss, CFA, Managing Director and Senior Portfolio Manager	2003

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 19 of this Prospectus.

12	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

Summary Section

Investment Objective

The Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.

Fees and Expenses of the Alternative Strategies Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Alternative Strategies Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class	Investor Class
None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	1.40%	1.40%
Distribution and or Service (12b-1) Fees	None	0.25%
Other Expenses Not Including Dividend or Interest Expense	0.15%	0.15%
Dividend and Interest Expense	0.20%	0.20%

Total Other Expenses	0.35%	0.35%

Total Annual Fund Operating Expenses	1.75%	2.00%
Fee Waiver and/or Expense Reimbursement(1)	-0.09%	-0.10%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.66%	1.90%

(1)	Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Alternative Strategies Fund, has contractually agreed, through April 30, 2019, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Alternative Strategies Fund’s daily net assets retained by Litman Gregory is 0.50% on the first $2 billion of the Alternative Strategies Fund’s assets, 0.40% of the next $1 billion of the Alternative Strategies Fund’s assets, 0.35% of the next $1 billion of the Alternative Strategies Fund’s assets and 0.30% on assets over $4 billion. This agreement may be terminated at any time by the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Alternative Strategies Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Alternative Strategies Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Alternative Strategies Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$178	$551	$949	$2,062
Investor Class	$203	$627	$1,078	$2,327

Portfolio Turnover

The Alternative Strategies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in the annual fund operating expenses or in the example, will affect the Alternative Strategies Fund’s performance. During the most recent fiscal period, the Alternative Strategies Fund’s portfolio turnover rate was 169.34% of the average value of its portfolio.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the Alternative Strategies Fund, believes that it is possible to identify highly skilled and experienced investment managers who can successfully execute various investment approaches that target materially lower volatility than the stock market or that have a low correlation or low sensitivity to traditional investment strategies, or both, so that the overall performance of the Alternative Strategies Fund is not heavily dependent on steadily rising stock or bond market to earn its return over a market cycle. Furthermore, Litman Gregory believes that by allocating assets among multiple investment managers with different but complementary strategies it can further enhance the risk-adjusted return potential of an overall fund portfolio over a full market cycle. Over the long term, Litman Gregory’s goal is to achieve an annualized return of LIBOR plus a range of 4% to 8%. (LIBOR is short for the London Interbank Offered Rate, an interest rate used by banks for short-term loans to each other.) Litman Gregory has established this goal to emphasize the importance of preserving and increasing shareholders’ capital investment rather than simply beating an index, and we use it to select managers and allocate assets among them. Of course there are no guarantees that we will achieve this goal, and investors may experience losses, especially over shorter time periods.

Based on these beliefs, the Alternative Strategies Fund’s strategy is to engage a number of established investment managers as sub-advisors (each a “sub-advisor” or “manager”) to offer investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively. The Alternative Strategies Fund is intended to be used by investors as a source of diversification for traditional stock and bond portfolios to reduce volatility and potentially enhance returns relative to various measures of risk.

Fund Summary	13

Litman Gregory Masters Alternative Strategies Fund — (Continued)

Allocations among sub-advisors are based on a number of factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the Alternative Strategies Fund’s overall portfolio. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the target allocation range for each sub-advisor as measured at the time of allocation. It is possible that additional managers and strategies will be added to the Alternative Strategies Fund in the future.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures. In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund. They may also invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P-Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the Fund’s total assets (except that the Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, and (4) a strategic alpha strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies. Litman Gregory may hire sub-advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the Alternative Strategies Fund’s portfolio at all times.

The sub-advisor that manages the arbitrage strategy seeks to generate long-term returns of at least mid-single-digits with low correlation to the equity and bond markets and may follow merger arbitrage, convertible arbitrage and capital structure arbitrage strategies. This objective is pursued by investing in equity and debt securities of U.S. and non-U.S. companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.

The sub-advisor that manages the opportunistic income strategy allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio. The sub-advisor may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage related securities. When investing in mortgage-related securities, the sub-advisor may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; collateralized mortgage obligations (“CMOs”) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (“CMBS”); obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities.

The sub-advisor that manages the contrarian opportunity strategy focuses on investments that offer absolute rather than relative value. The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital.

The sub-advisor that manages the strategic alpha strategy seeks to achieve positive total returns over a full market cycle with relatively low volatility. The sub-advisor intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk. Under normal market conditions, the sub-advisor may invest (1) up to 75% of the total assets

14	Litman Gregory Funds Trust

allocated to it in below investment-grade fixed income securities and related derivatives; (2) up to 75% of the total assets allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives; and (3) up to 20% of the total assets allocated to it in equity related securities and derivatives as measured at time of allocation. A “related derivative” of a financial instrument means any derivative whose value is based upon or derived from that financial instrument or a related derivative of that financial instrument.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Alternative Strategies Fund. An investment in the Alternative Strategies Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The principal risks of investing in the Alternative Strategies Fund are:

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on debt securities from the resulting rate increases for that and other reasons could be swift and significant. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Credit Risk. This is the risk that the Alternative Strategies Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•	Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•	Event-Driven Risk. Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses, impacting its shares negatively.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

Fund Summary	15

Litman Gregory Masters Alternative Strategies Fund — (Continued)

•	Foreign Investment and Emerging Markets Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Alternative Strategies Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Alternative Strategies Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Alternative Strategies Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Alternative Strategies Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

¡	Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

¡	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Alternative Strategies Fund’s net asset value to greater volatility.

¡	P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

¡	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Alternative Strategies Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•	Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•	Multi-Style Management Risk. This is the risk that the Alternative Strategies Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Alternative Strategies Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

Performance

The following performance information provides some indication of the risks of investing in the Alternative Strategies Fund. The bar chart shows changes in the performance of the Alternative Strategies Fund’s Institutional Class shares from year to year. The table below shows how the Alternative Strategies Fund’s

16	Litman Gregory Funds Trust

average annual total returns of the Institutional Class and Investor Class for the 1-, 5-year and since inception periods compare to those of a broad-based market index, two secondary market indexes, the 3-month LIBOR as well as an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Alternative Strategies Fund will perform in the future. Updated performance information is available on the Alternative Strategies Fund’s website at www.mastersfunds.com.

Litman Gregory Masters Alternative Strategies Fund - Institutional Class

Calendar Year Total Returns as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Alternative Strategies Fund were:

Highest:	4.07%	Quarter ended March 31, 2012
Lowest:	-2.74%	Quarter ended September 30, 2015

Average Annual Total Returns (for the periods ended December 31, 2017)
	One Year	Five Years	Since Fund Inception (9/30/2011)
Litman Gregory Masters Alternative Strategies Fund
Institutional Class
Return Before Taxes	4.51%	4.07%	5.29%
Return After Taxes on Distributions	3.52%	2.93%	4.25%
Return After Taxes on Distributions and Sale of Fund Shares	2.61%	2.65%	3.71%
Investor Class
Return Before Taxes	4.14%	3.82%	5.05%

	One Year	Five Years	Since Fund Inception (9/30/2011)
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	2.53%
3-Month LIBOR
(reflects no deduction for fees, expenses or taxes)	1.21%	0.54%	0.52%
Morningstar Multialternative Category
(reflects net performance of funds in this group)	5.58%	1.69%	2.13%
Russell 1000® Index
(reflects no deduction for fees, expenses or taxes)	21.69%	15.71%	17.23%
HFRX Global Hedge Fund Index
(reflects no deduction for fees, expenses or taxes)	5.98%	2.13%	2.18%

The Alternative Strategies Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Alternative Strategies Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account after-tax returns shown are not relevant to your investment. After-tax returns are shown for only the Alternative Strategies Fund’s Institutional Class, and after-tax returns for the Alternative Strategies Fund’s Investor Class will vary. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Fund Summary	17

Litman Gregory Masters Alternative Strategies Fund — (Continued)

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE ALTERNATIVE STRATEGIES FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Portfolio Manager	2011

SUB-ADVISOR	PORTFOLIO MANAGER
DCI, LLC	Stephen Kealhofer, Head of Research and Portfolio Manager	2017

	Paul Harrison, Chief Investment Officer and Portfolio Manager	2017

	Bin Zeng, Head of Credit Research and Portfolio Manager	2017

	Adam Dwinells, Head of Portfolio Management and Portfolio Manager	2017
DoubleLine Capital LP	Jeffrey Gundlach, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	2011

	Jeffrey Sherman, CFA, Deputy Chief Investment Officer and Portfolio Manager	2017
First Pacific Advisors, LLC	Steven Romick, CFA, Managing Partner and Portfolio Manager	2011

	Brian Selmo, CFA, Partner and Portfolio Manager	2011

	Mark Landecker, CFA, Partner and Portfolio Manager	2011
Loomis, Sayles & Company, L.P.	Matthew Eagan, CFA, Vice President and Portfolio Manager	2011

	Kevin Kearns, Vice President and Portfolio Manager	2011

	Todd Vandam, CFA, Vice President and Portfolio Manager	2011
Water Island Capital, LLC	John Orrico, CFA, President, Chief Investment Officer and Portfolio Manager	2011

	Todd Munn, Portfolio Manager	2011

	Roger Foltynowicz, CFA, CAIA, Portfolio Manager	2011

	Gregg Loprete, Portfolio Manager	2011

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 19 of this Prospectus.

18	Litman Gregory Funds Trust

Summary of Other Important Information Regarding the Funds

Transaction Policies – All Funds

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for each Fund are shown below.

Fund/Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Smaller Companies Fund
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

Equity Fund, International Fund, and Alternative Strategies Fund(1)
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

(1)	The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Equity, International and Alternative Strategies Funds or the distributor of these Funds and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Equity, International and Alternative Strategies Funds reserve the right to change or waive the minimum initial and subsequent investment requirements at any time.

Tax Information – All Funds

Depending on the character of income distributed, the Funds’ distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries – All Funds

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Litman Gregory may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary of Other Important Information Regarding the Funds	19

Description of Principal Investment Risks

All mutual funds carry a certain amount of risk. The Funds’ returns will vary, and you could lose money on your investment in the Funds. An investment in a Fund is not a deposit of a bank and is not insured, endorsed or guaranteed by any financial institution, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The principal risks for each Fund are identified in the Funds’ Summary Sections and are described in further detail below. Additional information about the principal risks is included in the Funds’ Statement of Additional Information (the “SAI”).

Below Investment-Grade Fixed Income Securities Risk	Below investment-grade fixed income securities (also known as “junk bonds”) are considered speculative. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities may be subject to greater risks than those of higher rated fixed income securities, including greater risk of default. The market value of below investment-grade fixed income securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade fixed income securities may depress prices and diminish liquidity for such securities. The market for below investment-grade fixed income securities may be less active than the market for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Alternative Strategies Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby giving rise to valuation risk. In addition, the Alternative Strategies Fund may incur additional expenses if a holding defaults and the Alternative Strategies Fund has to seek recovery of its principal investment. Below investment-grade fixed income securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Alternative Strategies Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities as measured at time of purchase.
Capital Structure Arbitrage Risk	The perceived mispricing identified by the sub-adviser may not disappear or may even increase, in which case losses may be realized.
Convertible Arbitrage Risk	Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.
Convertible Securities Risk	Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in an issuer’s capital structure than equity securities, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; and the issuer’s operating results, financial statements and credit ratings. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

20	Litman Gregory Funds Trust

Credit Risk	Credit risk is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payments of principal and/or interest, or to otherwise honor its obligations. The Alternative Strategies Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances where the Alternative Strategies Fund enters into OTC derivative transactions, the Alternative Strategies Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Alternative Strategies Fund will sustain losses or be unable to realize gains.
Currency Risk	The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes. Investing in foreign currencies exposes the fund to fluctuations in currency exchange rates. Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Alternative Strategies Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments, such as forward currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, cross-currency instruments (such as swaps) and direct investments in foreign currencies. The Alternative Strategies Fund also is subject to currency risk because it may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The sub-advisors may elect not to hedge currency risk, which may cause the Alternative Strategies Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity Risk	Information and technology systems relied upon by the Funds, Litman Gregory, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although Litman Gregory has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, Litman Gregory, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, Litman Gregory, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.
Debt Securities Risk	The value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate, sometimes rapidly, in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. The prices of debt securities can be volatile, and there can be severe limitations in the ability to value or sell certain debt securities, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market experienced in 2008 and 2009.

Description of Principal Investment Risks	21

Description of Principal Investment Risks — (Continued)

Derivatives Risk

Some of the instruments in which the Alternative Strategies Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include, without limitation, options, futures contracts, credit default swaps, P-Notes and total return swaps. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. Some OTC derivative instruments may expose the Alternative Strategies Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Alternative Strategies Fund may lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom. Investing for hedging purposes or to increase the Alternative Strategies Fund’s return may result in certain additional transaction costs that may reduce the Alternative Strategies Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the sub-advisors. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of the Alternative Strategies Fund. Derivatives may create a risk of loss greater than the amount invested.

Derivatives are subject to regulation under the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other laws or regulations in Europe and other foreign jurisdictions. Under the Dodd-Frank Act, certain derivatives have become subject to new and increased margin requirements, which in some cases has increased the costs to the Alternative Strategies Fund of trading derivatives.

Options Risk. The Alternative Strategies Fund may invest in options. Options trading entails risks in addition to those resulting from trading in traditional securities. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. An investment in options is subject to the risk of a complete loss of the amounts paid as premiums to purchase the options.

Futures Contracts Risk. The Alternative Strategies Fund may invest in futures contracts. The loss that may be incurred by entering into futures contracts could exceed the amount of the premiums paid and may be potentially unlimited. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures contract increases the risk of losing more than the amount initially invested by the Fund. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.

P-Notes Risk. The International Fund and the Alternative Strategies Fund may invest in P-Notes. P-Notes are a type of equity-linked derivative generally issued by banks or broker-dealers and are designed to replicate the performance of the underlying equity securities. P-Notes are typically utilized to obtain exposure in certain non-U.S. markets where direct investment in a company’s equity is not permitted or otherwise feasible. Even though a P-Note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate due to transaction costs and other expenses. P-Notes represent unsecured, unsubordinated contractual rights of the issuer and do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities. For this reason, in addition to the risks normally associated with a direct investment in the underlying securities, P-Notes are subject to counterparty risk if the issuer of the P-Note is unable or refuses to perform under the terms of the P-Note and must rely on the creditworthiness of the counterparty for its investment returns on the P-Notes. While the holder

22	Litman Gregory Funds Trust

of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. P-Notes are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of P-Notes will equal the value of the underlying value of the equity securities they seek to replicate.

Credit Default Swaps Risk. The Alternative Strategies Fund may enter into credit default swap agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller is normally obligated to pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. If the Fund writes a credit default swap, it would normally be required to segregate liquid assets equal in value to the notional value of the reference obligation.

Total Return Swaps Risk. The Alternative Strategies Fund may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset.

Distressed Companies Risk

Investments in distressed companies typically involve the purchase of high-yield bonds, or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies. Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company’s direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. A Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The purchase of indebtedness or loan participations of a troubled company always involves the risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as a Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When a Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

Description of Principal Investment Risks	23

Description of Principal Investment Risks — (Continued)

Emerging Markets Risk	Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Emerging markets may be under-capitalized, have less developed legal and financial systems or have less stable currencies than markets in the developed world. Emerging market securities are securities that are issued by companies with their principal place of business or principal office in an emerging market country; or securities issued by companies for which the principal securities trading market is an emerging market country. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment and Emerging Markets Risk” and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
Equity Securities Risk	The value of equity securities may fluctuate, sometimes rapidly and unexpectedly, due to various factors, including factors affecting the general market, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, and factors directly related to a specific company, such as significant decisions made by its management. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. The prices of equity securities may also experience greater volatility during periods of challenging market conditions such as the one that the market experienced in 2008 and 2009. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.
Event-Driven Risk	Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.
Foreign Investment and Emerging Markets Risk	Investing in foreign (non-U.S) securities may expose the Funds to risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in currency conversion rate, currency blockages, and adverse political, social and economic developments affecting a foreign country. In addition, foreign securities may have less publicly available information and may be more volatile and/or less liquid. Investments in foreign securities could also be affected by factors such as differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, smaller and less-strict regulation of securities markets, restrictions on receiving investment proceeds from a foreign country, and potential difficulties in enforcing contractual obligations. These risks are greater in the emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities. Additional information about the risks of emerging markets is described under “Emerging Markets Risk.”
Interest Rate Risk	Changes in interest rates may cause the value of debt securities to decline. Generally, the value of debt securities rise when prevailing interest rates fall, and fall when prevailing interest rates rise. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

24	Litman Gregory Funds Trust

Leverage Risk	Leverage may result from certain transactions, including the use of derivatives and borrowing. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, the use of leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Alternative Strategies Fund to be more volatile than if leverage was not used. Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.
Market Risk	The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets. The value or liquidity of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Securities may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.
Merger Arbitrage Risk	Merger arbitrage seeks to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations (each, a “deal”). The success of merger arbitrage depends on the discount between the deal price and the price of the target company’s stock after the deal is announced but before it is closed. If a proposed reorganization in which the Alternative Strategies Fund invests is renegotiated or terminated, the Alternative Strategies Fund may suffer a loss.
Mortgage-Backed Securities Risk	Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The values of some mortgage-backed securities may expose the Alternative Strategies Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities.
Multi-Style Management Risk	Because portions of a Fund’s assets are managed by different portfolio managers using different styles/strategies, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time that other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. Litman Gregory’s and the sub-advisors’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that Litman Gregory’s judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

Description of Principal Investment Risks	25

Description of Principal Investment Risks — (Continued)

Portfolio Turnover Risk	High portfolio turnover involves correspondingly greater expenses, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders. Certain of a Fund’s investment strategies may result in it having higher portfolio turnover rates. Higher portfolio turnover may cause a Fund to experience increased transaction costs, dealer markups, brokerage expenses and other acquisition costs, and may cause shareholders to incur increased taxes on their investment in a Fund as compared to shareholders in investment companies that hold investments for longer periods. The portfolio managers do not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of a Fund consistent with its investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the portfolio manager’s outlook.
Short Sale Risk	The Alternative Strategies Fund may suffer a loss if it sells a security short and the value of the security does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Short sales expose the Alternative Strategies Fund to the risk that it may be compelled to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Alternative Strategies Fund. The Alternative Strategies Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Alternative Strategies Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Alternative Strategies Fund. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.
Smaller Companies Risk	Securities of companies with smaller market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Small- and mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Smaller companies may have no or relatively short operating histories or may be newer public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
Technology Investment Risk	The technology sector is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.
Unfavorable Tax Treatment Risk	Various types of investments in which the Alternative Strategies Fund may invest, including derivatives, mortgage related securities, and REITs, may cause the Alternative Strategies Fund’s returns to be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

26	Litman Gregory Funds Trust

Fund Management and Investment Styles

The Advisor

The Funds are managed by Litman Gregory Fund Advisors, LLC (“Litman Gregory”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. Litman Gregory has overall responsibility for assets under management, recommends the selection of managers as sub-advisors of the Funds (each, a “manager” or “sub-advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the managers, monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the managers’ assets and the amount of cash equivalents (if any) that may be held in addition to cash in each of the managers’ sub-portfolios, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Funds.

Jeremy DeGroot is Chairman of the Board of Trustees and President of the Trust, the Portfolio Manager of the Alternative Strategies Fund, and a Co-Portfolio Manager of the Equity Fund, International Fund, and Smaller Companies Fund. He is also a Principal and Member of Litman Gregory Asset Management, LLC (“LGAM”), a research-oriented money management firm that wholly owns and provides research to Litman Gregory, and serves as its Chief Investment Officer. Prior to joining LGAM in 1999, DeGroot was a Manager in KPMG Peat Marwick’s Economic Consulting Services practice in 1998. From 1989 to 1997, he was a Senior Economist with the Law & Economics Consulting Group, Inc., providing economics and financial analysis to Fortune 500 clients. He has a Master’s degree in Economics from the University of California Berkeley.

Jack Chee is an Assistant Secretary of the Trust and the Co-Portfolio Manager of the Equity Fund and the Smaller Companies Fund. He is also a Principal and Member of LGAM and serves as a Senior Research Analyst at the Advisor. Prior to joining LGAM in 2000, Chee was a Mutual Fund Analyst with Value Line Mutual Fund Survey. He has a BS degree in Mechanical Engineering from Drexel University.

Rajat Jain is an Assistant Secretary of the Trust and the Co-Portfolio Manager of the Equity Fund and the International Fund. He is also a Principal and Member of LGAM and serves as a Senior Research Analyst at the Advisor. Prior to joining LGAM in 2003, Jain was a Vice President with Montgomery Asset Management and was an Associate Director with BARRA Rogers Casey. He has a BS degree in Physics from St. Stephens College and an MBA degree from University of South Carolina.

DeGroot, Chee and Jain are the individuals at Litman Gregory primarily responsible for monitoring the day-to-day activities of the portfolio managers at the sub-advisors and for overseeing all aspects of Litman Gregory’s responsibilities with respect to the Funds.

Asset Level Limitations

Litman Gregory believes that high levels of assets under management can be detrimental to certain investment strategies. Litman Gregory also believes that relatively low levels of assets under management can provide flexibility to skilled stock pickers that under certain circumstances may contribute positively to returns. It is Litman Gregory’s belief that asset levels are particularly relevant to the Funds given their concentrated investment strategy. Because of this belief, each of the Funds may be closed to new shareholders, with certain exceptions approved by the Board, at asset levels that Litman Gregory and the sub-advisors believe to be optimal in allowing for a high degree of flexibility on a per-sub-advisor basis. Alternatively, additional sub-advisors may be added to the Funds to expand capacity in order to avoid closing to new shareholders or to avoid “hard closing” to existing shareholders. Litman Gregory will add a new sub-advisor only if, in its opinion, the sub-advisor has the exceptional stock-picking skill and other traits Litman Gregory requires of the existing managers.

Sub-Advisor Evaluation and Selection

Litman Gregory is responsible for hiring and replacing sub-advisors. Before hiring a sub-advisor, Litman Gregory performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. Litman Gregory’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts. Each of the sub-advisor’s management fee is also an important consideration. It is Litman Gregory’s objective to hire sub-advisors who it believes are skilled and can deliver strong market cycle returns when taking risk into account. Litman Gregory defines a “market cycle” as the movement from a period of increasing prices and strong performance, or bull market, through a period of weak performance and falling prices, or bear market, and back again to new strength. A full market cycle is usually three to five years, but can vary considerably. The top of a cycle is called a peak and the bottom a trough. Litman Gregory generally assesses the long-term growth of an investment by considering the increase in the value of the investment over a period greater than five years. For the Alternative Strategies Fund, Litman Gregory will favor managers who it believes focus on markets or investment strategies that are inherently low risk on an absolute basis or relative to their return potential; and managers who have a clearly risk-sensitive mindset in executing their portfolio strategy. Generally, Litman Gregory prefers managers who it believes will be able to add value through security selection and from tactical allocations to securities, markets or strategies at times when it believes such allocations are compelling from a risk/return perspective. Litman Gregory is responsible for the general overall supervision of the

Fund Management and Investment Styles	27

Fund Management and Investment Styles — (Continued)

sub-advisors along with allocating the portfolio’s assets for their investment decisions as well as rebalancing the portfolio as necessary from time to time.

Multi-Manager Issues

More on Multi-Style Management: The investment methods used by the managers in selecting securities for the Funds vary. The segment of each Fund’s portfolio managed by a manager will, under normal circumstances, differ from the segments managed by the other managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition. Because selections are made independently by each manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Funds or that several managers may simultaneously favor the same industry segment. Litman Gregory monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or result in lack of diversification.

Litman Gregory is responsible for establishing the target allocation of Fund assets to each manager and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of a Fund. Litman Gregory is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by Litman Gregory. Each manager independently selects the brokers and dealers to execute transactions for the segment of a Fund being managed by that manager. Litman Gregory may at its discretion allow a manager to hold fewer or more than the specified number of holdings in its portfolio. The number of holdings may be the result of a manager’s investment decision, an involuntary spin-off by one of the companies held in the portfolio, the payment of a stock dividend or split in a separate class of stock, or a timing mismatch when buying or selling a portfolio security while selling or establishing a position in an existing security.

At times, allocation adjustments in the Alternative Strategies Fund may be considered tactical with over- or under-allocations to certain managers based on Litman Gregory’s assessment of the risk and return potential of each manager’s strategy at that point in time. Manager allocations are also influenced by each manager’s historical returns and volatility, which are assessed by examining the performance of strategies run by the managers in their private (hedge) funds or other accounts that Litman Gregory believes to be similar to those that will be used for the Alternative Strategies Fund. Litman Gregory has analyzed the individual and combined performance of the Alternative Strategies Fund’s managers in a variety of investment environments, including the 2008 financial crisis as well as other types of positive and negative market environments.

In the event a manager ceases to manage a segment of a Fund’s portfolio, Litman Gregory will select a replacement manager or allocate the assets among the remaining managers. The securities that were held in the departing manager’s segment of the Fund’s portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. Litman Gregory may also add additional managers in order to increase Fund diversification or capacity.

The SAI provides additional information about the compensation of each portfolio manager at each sub-advisor, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the Funds.

Temporary Defensive Positions: Under unusual market conditions or for temporary defensive purposes, a substantial part of each Fund’s total assets may be invested in cash or short-term, high-quality debt securities. To the extent that a Fund assumes a temporary defensive position, it may not achieve its investment objective during that time. Defensive positions may be initiated by the individual portfolio managers or by Litman Gregory.

Multi-Manager Exemptive Order: The Trust and Litman Gregory have obtained an exemptive order from the SEC that permits Litman Gregory, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before Litman Gregory enters into any sub-advisory agreement with a manager that is affiliated with the Funds or Litman Gregory.

Portfolio Holdings Information

A description of the Funds’ policies and procedures regarding disclosure of the Funds’ portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Funds’ transfer agent (the “Transfer Agent”) at 1-800-960-0188.

28	Litman Gregory Funds Trust

Advisory Fees

Each Fund pays a monthly investment advisory fee to Litman Gregory based on that Fund’s average daily net assets. The table below illustrates the base fee rates payable to Litman Gregory and the reduced fee rates payable on assets in excess of certain levels (breakpoints).

Fund	Advisory Fee (as a percentage of net assets)
Equity Fund	First $750 million	1.10%
	Over $750 million	1.00%
International Fund	First $1 billion	1.10%
	Over $1 billion	1.00%
Smaller Companies Fund	First $450 million	1.14%
	Over $450 million	1.04%
Alternative Strategies Fund	Up to $2 billion	1.40%
	Between $2 and $3 billion	1.30%
	Between $3 and $4 billion	1.25%
	Over $4 billion	1.20%

Litman Gregory, not the Funds, is responsible for payment of the sub-advisory fees to the managers, each of whom is compensated monthly on the basis of the assets committed to its individual discretion. As of March 31, 2018, based on the assets of each Fund and the asset allocation targets, Litman Gregory pays fees to the sub-advisors as follows, which may change in the future because assets and allocations will fluctuate:

Fund	Aggregate Annual Fee Rates Litman Gregory Pays to Sub-Advisors
Equity Fund	0.587%
International Fund	0.469%
Smaller Companies Fund	0.464%
Alternative Strategies Fund	0.799%

Through April 30, 2019, pursuant to a Restated Contractual Advisory Fee Waiver Agreement, most recently amended effective as of January 1, 2017 (the “Fee Waiver Agreement”), Litman Gregory has agreed to waive a portion of its advisory fees for each Fund as follows: for the Equity Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Equity Fund’s daily net assets retained by Litman Gregory is 0.40%; for the International Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by Litman Gregory is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% for assets over $1 billion; for the Smaller Companies Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Smaller Companies Fund’s daily net assets retained by Litman Gregory is 0.26%; and for the Alternative Strategies Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Alternative Strategies Fund’s daily net assets retained by Litman Gregory is 0.50% on the first $2 billion of the Alternative Strategies Fund’s assets, 0.40% of the next $1 billion of the Alternative Strategies Fund’s assets, 0.35% of the next $1 billion of the Alternative Strategies Fund’s assets and 0.30% on assets over $4 billion. Litman Gregory has agreed not to seek recoupment of any advisory fee waived with respect to prior periods pursuant to the Fee Waiver Agreement.

In 2017, the advisory fees paid and net fees retained by Litman Gregory with respect to the Funds, after fee waivers, expense reimbursements and breakpoint adjustments (collectively, “Fee Adjustments”), were as follows:

Fund	2017 Advisory Fees Paid by the Fund after Fee Adjustments	2017 Aggregate Sub-Advisory Fees Paid by Litman Gregory to Sub- Advisors	2017 Net Advisory Fees Retained by Litman Gregory after Fee Adjustments and Payments to Sub-Advisors
Equity Fund	0.982%	0.585%	0.397%
International Fund	0.825%	0.466%	0.359%
Smaller Companies Fund	0.718%	0.461%	0.256%
Alternative Strategies Fund	1.310%	0.811%	0.499%

A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements with Litman Gregory and each sub-advisor (except the investment sub-advisory agreements with Evermore Global Advisors, LLC, Segall Bryant & Hamill, LLC and DCI, LLC) is included in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2017. Discussions regarding the Board’s basis for approving the investment sub-advisory agreements with Evermore Global Advisors, LLC, Segall Bryant & Hamill, LLC and DCI, LLC are included in the Funds’ Semi-Annual Report to Shareholders for the period ended June 30, 2017.

Fund Management and Investment Styles	29

Litman Gregory Masters Equity Fund – Sub-Advisors

The Equity Fund’s six sub-advisors (seven portfolio segments) emphasize different stock-picking styles and invest in stocks spanning a range of market capitalizations. Litman Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in this single mutual fund, Litman Gregory believes that the variability and volatility of returns can be lessened.

Litman Gregory’s strategy is to allocate the portfolio’s assets among the managers who, based on Litman Gregory’s research, are judged to be among the best in their respective style groups. There is no minimum or maximum allocation of the Fund’s portfolio assets to each portfolio segment. The portfolio managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal market conditions, the Equity Fund invests at least 80% of the Equity Fund’s net assets, plus the amount of any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Under normal conditions, each portfolio segment typically includes a minimum of 5 and a maximum of 15 securities. A portfolio segment may occasionally hold more than 15 securities. Though the total number of securities the Equity Fund may hold at any point in time will vary, it is generally expected that the Equity Fund will hold between 60 and 100 securities. The target allocation of assets to the portfolio segments was designed with the specific objective of maintaining significant exposure to stocks of large- and mid-sized companies with a greater emphasis on U.S. domiciled companies.

The following table provides a description of the Equity Fund’s six sub-advisors (seven portfolio segments) and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the Equity Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher C. Davis Danton Goei Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend
Patrick J. English, CFA Jonathan T. Bloom, CFA Fiduciary Management, Inc.	15%	All sizes	Blend
Clyde S. McGregor, CFA Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value
William C. Nygren, CFA Harris Associates L.P.	15%	Mostly large and mid-sized companies	Value
Scott Moore, CFA Nuance Investments, LLC	10%	All sizes	Value
Frank M. Sands, CFA A. Michael Sramek, CFA Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-size companies	Growth
Richard T. Weiss, CFA Wells Capital Management, Inc.	13%	All sizes, but mostly small- and mid-sized companies	Blend

30	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Portfolio Managers

Christopher C. Davis

Danton Goei

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

Christopher C. Davis and Danton Goei are the portfolio managers for the segment of the Equity Fund’s assets managed by Davis Selected Advisers, L.P. (“Davis Advisors”). Davis has served as a Portfolio Manager of Davis New York Venture Fund since October 1995, and also manages other equity funds advised by Davis Advisors. Davis served as Assistant Portfolio Manager and Research Analyst working with Shelby M.C. Davis from September 1989 through September 1995. Goei has served as a Portfolio Manager of Davis New York Venture Fund since January 2014 and also manages other equity funds advised by Davis Advisors. Goei started with Davis Advisors as a Research Analyst in 1998. Davis Advisors has been a sub-advisor to the Equity Fund since 1996.

Approximately 15% of the Equity Fund’s assets are managed by Davis Advisors. Davis Advisors manages equity funds using the “Davis Investment Discipline.” Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, Davis Advisors has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

Competitive Advantages

•	Non-obsolescent products

•	Dominant or growing market share

•	Global presence and powerful brands

First-Class Management

•	Proven track record

•	Significant alignment of interests in business

•	Intelligent allocation of capital

Financial Strength

•	Strong balance sheet

•	Low cost structure

•	High returns on invested capital

After determining which companies Davis Advisors believes an account should own, it then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities that can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.

Patrick J. English, CFA

Jonathan T. Bloom, CFA

Fiduciary Management, Inc.

100 E. Wisconsin Avenue

Milwaukee, WI 53202

Patrick J. English and Jonathan Bloom are co-portfolio managers for the segment of the Equity Fund’s assets managed by Fiduciary Management, Inc. (“Fiduciary” or “FMI”). English joined Fiduciary in 1986. He is the Chairman, Chief Executive Officer and Chief Investment Officer and a partner of Fiduciary and is a member of the Portfolio Management Committee. English and Bloom serve as the co-heads of equity research, and they work with Fiduciary’s analysts in vetting new research ideas. Prior to joining Fiduciary, English was a research analyst with Dodge & Cox from 1985 to 1986. Bloom joined Fiduciary in 2010. He is the Director of Research and a partner of Fiduciary and is a member of Fiduciary’s Portfolio Management Committee. Prior to joining Fiduciary, Bloom was in the Applied Value Investing Program at Columbia Business School from 2008 to 2009. Fiduciary has been a sub-advisor to the Equity Fund since 2013.

Approximately 15% of the Equity Fund’s assets are managed by Fiduciary. Fiduciary seeks to buy companies that have durable franchises (i.e., franchises that can survive difficult times) and whose common stock is trading below FMI’s estimated intrinsic value of the company. FMI’s investment process has always focused on evaluating three attributes of a company: the quality of the business model, the valuation, and the quality of management.

Assessing the quality of a business is a primary research focus. Fiduciary defines a good business model as one that has a defensible niche and that can survive the ups and downs of a business cycle. In a defensible niche, FMI looks for companies with a high degree of recurring revenue, a well-established customer base, and/or sustainable competitive advantage. Typically, businesses that meet these characteristics are well-established with modest growth profiles. The FMI investment team will review historical SEC filings and shareholder reports to understand a company’s business model, and, where necessary, adjust a company’s investment capital base for illegitimate write-offs (due to bad acquisitions, for example) to get a reliable picture of a company’s historical return on invested capital (“ROIC”). Then the team will conduct a deeper analysis of the drivers of a company’s ROIC such as revenue

Litman Gregory Masters Equity Fund – Sub-Advisors	31

Litman Gregory Masters Equity Fund – Sub-Advisors — (Continued)

growth, margins, capital expenditure etc., going back at least 20 quarters. In addition, they will meet with and/or have conference calls with management of the company, as well as its suppliers, competitors, and customers.

FMI’s work on a company’s business model and quality helps identify which valuation metrics (such as Price/Earnings (“P/E”), Enterprise Value (EV) to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Price/Sales (P/S), etc.) should be utilized for estimating a company’s intrinsic value. This work is also valuable in assessing whether or not the business model has changed significantly over time, making historical comparisons irrelevant. If that is the case, FMI will analyze the trading of a stock based on various valuation metrics over a 10- to 20-year time period, relative to the broad market and its peers, across different economic cycles, and with different underlying company fundamentals such as margins, top-line growth, competitive positioning, capital intensity of the business, etc.

This historical valuation analysis may be supplemented by other valuation techniques, such as sum-of-the-parts analysis (i.e., valuing different pieces of a business separately) and valuation based on private- and public-market transaction data (for example, valuation multiples used in an acquisition), which may assume greater importance when historical comparisons are less relevant, such as where business models have changed or management strategy has shifted. FMI is not looking for a specific discount to its estimate of intrinsic value, but if its valuation analysis suggests that a stock is undervalued, in absolute terms and/or in relation to its future profitability (ROIC in this case), and downside risks are limited, then the stock is a strong candidate for purchase. In general, FMI does not aim to be precise (just approximately correct) with its valuation analysis and will come up with price-target ranges over three to five years. These price targets are generally within a narrow range, and they guide FMI on when to trim or sell a stock.

FMI also focuses on areas that company management can control. Therefore, FMI will look at the backgrounds of management teams. This may involve: assessing their experience and track record; reviewing proxy statements to assess whether management compensation and incentives are in line with shareholder interests; evaluating past management decisions to assess whether or not those decisions enhanced shareholder value; and discussing with management their strategy and execution plan to assess the likelihood of meeting their stated goals and objectives.

Clyde S. McGregor, CFA

Harris Associates L.P.

111 S. Wacker Drive

Suite 4600

Chicago, IL 60606

Clyde S. McGregor is the portfolio manager for one of the segments of the Equity Fund’s assets managed by Harris Associates L.P. (“Harris”). McGregor is a Vice President and portfolio manager at Harris and currently manages the Oakmark

Equity and Income Fund and the Oakmark Global Fund. He earned a B.A. degree from Oberlin College and an M.B.A. from the University of Wisconsin-Madison. McGregor joined Harris in 1981 as an analyst with broad industry coverage across the market capitalization spectrum. He has been in the investment business since 1983. McGregor became a portfolio manager at Harris in 1986. Harris has been a sub-advisor to the Equity Fund since 2008.

Approximately 15% of the Equity Fund’s assets are managed by McGregor. McGregor and Harris’ portfolio management team employ Harris’ value investment philosophy and process. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of its intrinsic or true business value. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to the company’s perceived true business value. In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company. Once Harris determines that a stock is selling at a significant discount and that the company has some of the aforementioned attributes, Harris generally will consider buying that stock for a strategy. Harris usually sells a stock when the price approaches its estimated value. This means Harris has “buy” and “sell” targets for each stock held in its clients’ discretionary accounts. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris attempts to manage some of the risks of investing in stocks of companies by purchasing stocks whose prices it considers low relative to Harris’ estimate of the companies’ intrinsic value. In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

William C. Nygren, CFA

Harris Associates L.P.

111 S. Wacker Drive

Suite 4600

Chicago, IL 60606

William C. Nygren is the portfolio manager for one of the segments of the Equity Fund’s assets managed by Harris. Nygren is a Vice President, Chief Investment Officer, U.S. Equity, portfolio manager and analyst at Harris and has managed the Oakmark Select Fund since its inception in 1996, the Oakmark Fund since April 2000 and the Oakmark Global Select Fund since its inception in 2006. He earned a B.S. degree in Accounting from the University of Minnesota and an M.S. degree in Finance from the University of Wisconsin-Madison. He has

32	Litman Gregory Funds Trust

been in the investment business since 1981. Nygren joined Harris in 1983 as an Investment Analyst and later served as Harris’ Director of Research from 1990 through 1998. Harris has been a sub-advisor to the Equity Fund since 2008.

Approximately 15% of the Equity Fund’s assets are managed by Nygren. Nygren and Harris’ portfolio management team employ Harris’ value investment philosophy and process. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of its intrinsic or true business value. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to the company’s perceived true business value. In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company. Once Harris determines that a stock is selling at a significant discount and that the company has some of the aforementioned attributes, Harris generally will consider buying that stock for a strategy. Harris usually sells a stock when the price approaches its estimated value. This means Harris has “buy” and “sell” targets for each stock held in its clients’ discretionary accounts. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris attempts to manage some of the risks of investing in stocks of companies by purchasing stocks whose prices it considers low relative to Harris’ estimate of the companies’ intrinsic values. In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

Scott Moore, CFA

Nuance Investments, LLC

4900 Main Street, Suite 220

Kansas City, MO 64112

Scott Moore is the lead portfolio manager for the segment of the Equity Fund’s assets managed by Nuance Investments, LLC (“Nuance”). Moore is the President and Chief Investment officer of Nuance. He is also the Lead Portfolio Manager for the Nuance Concentrated Value and Mid Cap Value products within Nuance, and co-manager of the Nuance Concentrated Value Long-Short Fund. Moore has more than 26 years of value investment experience.

For the decade before co-founding Nuance, Moore managed more than $10 billion in institutional, intermediary and mutual fund assets for American Century Investments (“ACI”). Prior to becoming a Portfolio Manager at ACI, he spent three years as an Investment Analyst at ACI, specializing in the telecommunications, utility and industrial sectors. He also worked as a Fixed Income Investment Analyst at ACI and as an Investment Analyst at Boatmen’s Trust Company in St. Louis, Missouri.

Moore holds a BS degree in finance from Southern Illinois University, and an MBA with an emphasis in finance from the University of Missouri.

Approximately 10% of the Equity Fund’s assets are managed by Nuance. Nuance’s investment philosophy was formed on the belief that the ability to outperform the broad stock market is predicated on a consistent and disciplined value investing approach. The Nuance investment team’s sole focus is generating investment returns for clients by diligently reviewing one company at a time on its own investment merits. Through long-term study of each company and thorough analysis of financial statements, management strategy and competitive position, the Nuance investment team becomes familiar with each company bought and sold in the portfolios over time. This familiarity allows for consistent and prompt execution with the sole focus being the generation of excess returns over the long-term. Further, Nuance is intensely focused on ensuring that it manages the appropriate amount of assets to allow future performance the opportunity to mirror that of the historical performance.

The Nuance investment team employs a consistent investment process when narrowing its selections for investment. The team initially goes through a quantitative screening process designed to identify potential leading business franchises by grouping all domestic and developed country companies into 68 sub-industries and reviewing returns on capital, balance sheet strength and capital spending habits. Leading business franchises with distinct traits are identified through this process, which allows the Nuance investment team to narrow the universe to those companies that statistically appear to fit Nuance’s criteria. Nuance is ultimately looking for best-in-class businesses with high and sustainable returns on capital, above-average financial strength and reasonable capital spending habits.

A major focus of Nuance’s fundamental analysis is on identifying competitive shifts, or transitions, within an industry that create significant threats to leading businesses. Nuance accepts subtle, transitory market-share shifts that occur between the number one and number two industry players, but Nuance does not invest in companies or industries that are undergoing secular competitive transitions, because Nuance is unwilling to accept the level of uncertainty that results from such transitions. The Nuance investment team is intentional about keeping an eye out for threats to its universe of leading businesses, including technology advancements that can lead to product obsolescence or to secular shifts in how business is conducted. Threats can also include secular shifts in the consumer mindset. Nuance’s focus on competitive position typically leads to minimal, if any, exposure to industries if Nuance does not believe companies in such industries can achieve long-term competitive advantages.

Litman Gregory Masters Equity Fund – Sub-Advisors	33

Litman Gregory Masters Equity Fund – Sub-Advisors — (Continued)

With respect to valuation, Nuance believes good companies are periodically undervalued in the marketplace for transitory reasons. These opportunities are created by investors’ short-term focus on a period of under-earning that is not unusual in the context of the industry’s typical cycles or the specific company’s approach to the competitive landscape. Because these companies are out of favor, the periods of meaningful undervaluation often do not last much longer than a few years, providing Nuance with the opportunity to capitalize on the discount relatively quickly. The goal of this valuation work is to establish estimates of a company’s fair value and trough value, resulting in fair value and downside price targets used for portfolio construction. At the heart of Nuance’s valuation work is a focus on the normalized earnings power of a business based on the company’s current level of tangible assets.

Nuance believes it is important to know who is running the business. The focus is on whether management is going to stick with the core business and how it plans to execute over the long-term. These broader strategy-type discussions with management teams include capital-allocation plans, research and development budgets, thoughts on normal earnings and peaks and troughs (usually discussed in the context of margins) to help evaluate the sustainability of leading businesses. Nuance believes that management going outside of its core business speaks volumes about its sustainability and triggers a review of the business and an evaluation of whether the company continues to qualify as an investment candidate. The focus is on the dynamics of the business/industry, and the certainty around the competitive position of that business.

Nuance sells investments when the stock has surpassed the team’s estimate of intrinsic value, when a more attractive investment opportunity becomes available, when the team identifies a legitimate threat to the sustainability of a leading business, or when the team believes they made a misjudgment in their original analysis.

Frank M. Sands, CFA

A. Michael Sramek, CFA

Sands Capital Management, LLC

1000 Wilson Boulevard

Suite 3000

Arlington, VA 22209

Frank M. Sands is the lead portfolio manager, and A. Michael Sramek is the portfolio manager, for the segment of the Equity Fund’s assets managed by Sands Capital Management, LLC (“Sands Capital”). Sands is the Chief Investment Officer and Chief Executive Officer at Sands Capital. Prior to joining Sands Capital, he was a portfolio manager and research analyst for Fayez, Sarofim and Company. Sramek is a Senior Portfolio Manager, Research Analyst and Managing Director at Sands Capital. He began his investment career as a research analyst at Mastrapasqua & Associates in 2000 prior to joining Sands Capital in 2001. Sands and Sramek are supported by a larger team of research analysts and associates. Sands Capital is independent and 100% staff owned. Sands Capital has been a sub-advisor to the Equity Fund since 2008.

Approximately 17% of the Equity Fund’s assets are managed by Sands Capital. The Sands Capital team believes that over time stock price appreciation follows earnings growth. The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years. The team believes great investment ideas are rare and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces. Independent research – bottom-up and company focused – is the cornerstone of the team’s investment process. All research analyses and conclusions are internally generated using a variety of fundamental techniques and external data sources.

The team seeks to identify leading growth businesses that can withstand the continual scrutiny of following six investment criteria:

(1)	Sustainable above-average earnings growth.

(2)	Leadership position in a promising business space.

(3)	Significant competitive advantage/unique business franchise.

(4)	Clear mission and value-added focus.

(5)	Financial strength.

(6)	Rational valuation relative to market and business prospects.

In collaboration with the whole Sands Capital investment team, Sands and Sramek seek to identify and own the companies that appear to be the strongest fits with the above criteria by doing the following: monitoring status/activity in other portfolios (e.g., absolute weights and weight trends); meeting regularly with the various Sands Capital portfolio manager teams, sector teams, and individual analysts/ associates; reading internal and external research and participating in research activities (management meetings, field trips, etc.); holding regular team meetings and soliciting/encouraging recommendations from all Sands Capital team members.

The strongest fits are determined by de-composing each of the six criteria into its sub-components and then evaluating the universe of Sands Capital holdings versus those characteristics. For instance, “leadership in an attractive business space” can be broken into characteristics such as: large/growing market share; innovation; pricing power; strategic position in value chain; and attractive business model (high margins, high/rising ROIC, etc.). Companies are evaluated against these characteristics in a consensus-building process between the portfolio manager team and the rest of the investment team. The companies whose investment cases exhibit in great depth the qualities that Sands Capital values are regarded as the strongest fits and thus included in the Equity Fund.

34	Litman Gregory Funds Trust

Richard T. Weiss, CFA

Wells Capital Management, Inc.

100 Heritage Reserve

Menomonee Falls, WI 53051

Richard T. Weiss is the portfolio manager for the segment of the Equity Fund’s assets managed by Wells Capital Management, Inc. (“WellsCap”). Weiss has been in the investment business for over 30 years and is currently Managing Director and Senior Portfolio Manager of the Select Equity portfolio for WellsCap. Previously, he had been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund and the Wells Fargo Advantage Opportunity Fund (previously known as the Strong Common Stock Fund and Strong Opportunity Fund) from March 1991 until March 2008. Prior to this, Weiss was a partner/portfolio manager at Stein Roe & Farnham in Chicago where he began his career, starting as a research analyst, in 1975. Weiss continues an informal relationship with the Wells Capital Management Core Equity team, which manages the Wells Fargo Advantage Common Stock Fund and Wells Fargo Advantage Opportunity Fund. WellsCap has been a sub-advisor to the Equity Fund since the Equity Fund’s inception in 1996.

Approximately 13% of the Equity Fund’s assets are managed by Weiss. He invests in stocks of small- and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage

•	High-quality management

•	Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company’s private market value. This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company. Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of the private market value. When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over. The private market value estimate is applied flexibly, based on the outlook for the industry and the company’s fundamentals.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Litman Gregory Masters Equity Fund – Sub-Advisors	35

Litman Gregory Masters International Fund – Sub-Advisors

The International Fund’s six sub-advisors pursue the International Fund’s objective primarily through investments in common stocks of issuers located outside of the United States. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Each manager may invest in securities traded in both developed and emerging markets. Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the International Fund’s assets is expected to be invested in stocks of companies listed and domiciled in foreign developed countries. There are no limits on the International Fund’s geographic asset distribution but, to provide adequate diversification, the International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. In most periods it is expected that the International Fund will hold securities in more than five countries. Although the International Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis, and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.

The International Fund’s managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalization. Litman Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in this single mutual fund, Litman Gregory believes that the variability and volatility of returns can be lessened. Although each manager has the flexibility to invest on a worldwide basis in non-U.S. companies with market capitalization of any size, it is expected that the International Fund will have significant exposure to large- and mid-sized foreign companies under normal market conditions.

Litman Gregory’s strategy is to allocate the portfolio’s assets among the managers who, based on Litman Gregory’s research, are judged to be among the best relative to their respective peer groups. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. With respect to managers for the International Fund, Litman Gregory has focused exclusively on stock pickers who emphasize bottom-up stock-picking rather than macro-driven, top-down country picking.

Litman Gregory believes that bottom-up stock pickers have an advantage in foreign markets because:

•	It is Litman Gregory’s opinion that the dynamics that influence individual countries’ markets, including currencies, inflation, economic growth, political factors, regulation and the like, are much more difficult to assess than the prospects and valuation characteristics of individual companies.

•	Litman Gregory believes that some individual stocks in foreign markets are less closely analyzed (the markets are less “efficient”) than those in the United States. Litman Gregory believes that this will result in greater opportunities for skilled stock pickers to add value through pure stock selection.

•	Based on Litman Gregory’s observations, bottom-up stock pickers in foreign markets, on average, seem to perform better than top-down-oriented managers.

Though bottom-up stock picking is emphasized, each manager also monitors specific macro-factors that it believes are relevant in specific countries.

The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities. A manager may occasionally hold more than 15 securities. Though the total number of securities the International Fund may hold at any point in time will vary, it is generally expected that the International Fund will hold between 48 and 90 securities.

36	Litman Gregory Funds Trust

The following table provides a description of the International Fund’s six sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the International Fund follows the table.

PORTFOLIO MANAGER(S)/SUB- ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
David E. Marcus Evermore Global Advisors, LLC	16.67%	All sizes	Value
David G. Herro, CFA Harris Associates L.P.	16.67%	All sizes, but mostly large- and mid-sized companies	Value
Mark Little Lazard Asset Management LLC	16.67%	All sizes	Blend
Howard Appleby, CFA Jean-Francois Ducrest James LaTorre, CFA Northern Cross, LLC	16.67%	Mostly large- and mid-sized companies	Blend
Fabio Paolini, CFA Benjamin (Ben) Beneche, CFA Pictet Asset Management, LTD	16.67%	All sizes	Blend
W. Vinson Walden, CFA Thornburg Investment Management, Inc.	16.67%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks

Litman Gregory Masters International Fund Portfolio Managers

David E. Marcus

Evermore Global Advisors, LLC

89 Summit Avenue

Summit, NJ 07901

David E. Marcus is the lead portfolio manager for the segment of the International Fund’s assets managed by Evermore Global Advisors, LLC (“Evermore”). Marcus is Co-Founder, Chief Executive Officer and Chief Investment Officer and a portfolio manager at Evermore. He has managed the Evermore Global Value Fund since its inception in 2010. Marcus has over 25 years of experience in investment management, including management of registered investment companies. For a majority of this time, Marcus has focused on investing in European and other foreign companies. Marcus graduated from Northeastern University in 1988. From 1988 to 2000, Marcus held a series of positions at Mutual Series Fund, including junior research analyst, research analyst, co-portfolio manager and portfolio manager. From November 1998 to January 2000, Marcus was portfolio manager of the Mutual European Fund and co-portfolio manager of the Mutual Shares Fund and Mutual Discovery Fund. During this time, Marcus also served as Senior Vice President and Director of European Investments for Franklin Mutual Advisers, LLC. After leaving Franklin Mutual in early 2000, Marcus founded Marcstone Capital Management, L.P., a long/short European-focused equity manager, largely funded by Jan Stenbeck, the Swedish financier. After Mr. Stenbeck’s sudden death in late 2002, Marcus closed Marcstone and returned capital to its investors. In early 2003, Marcus co-founded Stonebrook Partners, LLC, the Stenbeck family office, and became an adviser to the Stenbeck family, in which capacity he helped restructure a number of the public and private companies that the family controlled. In June 2004, Marcus founded and served as managing partner of MarCap Investors, L.P., the investment manager of a European small-cap special situations fund, which he actively managed through the end of 2008 and wound down in 2009. Over the past thirteen years, Marcus has served on the board of directors of numerous companies, including: Novestra AB, a Swedish publicly-traded private equity firm with holdings in the U.S. and Europe; Pergo AB, a Swedish publicly-traded flooring company for which Marcus was instrumental in helping negotiate the sale of the company to the German company Pfleiderer AG; Scribona AB, a Swedish publicly-traded distributor of office products with sales in excess of $1 billion, for which Marcus, as Chairman of the Board, led the complete restructuring of the company and the negotiation to sell its operating assets; Miltope, Inc., a U.S. publicly-traded and subsequently acquired maker of ruggedized electronics for the U.S. military; and Modern Times Group AB, a Swedish publicly-traded pan-European media conglomerate. Marcus has gained significant operating experience through his active involvement on the above mentioned boards, as well as his involvement with

Litman Gregory Masters International Fund – Sub-Advisors	37

Litman Gregory Masters International Fund – Sub-Advisors — (Continued)

the restructuring of a number of companies controlled by the Stenbeck family. Evermore has been a sub-advisor to the International Fund since 2017.

Approximately 16.67% of the International Fund’s assets are managed by Marcus. Evermore employs a research and catalyst driven, fundamental value investment strategy. With an emphasis on undervalued companies undergoing change (“special situations”), Evermore focuses on investments in areas where the most compelling opportunities exist and on situations that, in Evermore’s opinion, have the potential for growth of capital. In selecting equity investments, Evermore focuses on the market price of a company’s securities relative to Evermore’s own evaluation of the company’s asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Evermore also focuses on the strength of the management teams of the companies for which Evermore is evaluating an investment. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on Evermore’s own analysis of the security’s intrinsic value rather than the coupon rate or rating of the security. Evermore examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

A special situation arises when the securities of a company are expected to appreciate due to company-specific developments (“catalysts”) rather than general business conditions or movements of the market as a whole. Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.). Investments in special situations may include equity securities or fixed-income securities, such as corporate debt, which may be in a stressed or distressed position. Special situation investments may include high yield fixed-income securities or “junk bonds” (i.e., securities that are rated below investment grade by S&P or by another Nationally Recognized Statistical Rating Organization or similar unrated securities).

David G. Herro, CFA

Harris Associates L.P.

111 S. Wacker Drive

Suite 4600

Chicago, IL 60606

David G. Herro is the portfolio manager for the segment of the International Fund’s assets managed by Harris Associates L.P. (“Harris”). Herro is Deputy Chairman, Chief Investment Officer International Equity and a portfolio manager at Harris. He has managed the Oakmark International Fund, the Oakmark International Small Cap Fund and the Oakmark Global Select Fund since their inception in 1992, 1995 and 2006, respectively. Herro earned a B.S. degree in Accounting from the University of Wisconsin-Platteville and an M.A. degree from the University of Wisconsin-Milwaukee. He has been in the investment business since 1986. Harris has been a sub-advisor to the International Fund since the International Fund’s inception in 1997.

Approximately 16.67% of the International Fund’s assets are managed by Herro. Herro and Harris’ portfolio management team employ Harris’ value investment philosophy and process to manage his portion of the International Fund’s assets. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of its intrinsic or true business value. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to the company’s perceived true business value. In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company. Once Harris determines that a stock is selling at a significant discount and that the company has some of the aforementioned attributes, Harris generally will consider buying that stock for a strategy. Harris usually sells a stock when the price approaches its estimated value. This means Harris has “buy” and “sell” targets for each stock held in its clients’ discretionary accounts. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris attempts to manage some of the risks of investing in stocks of companies by purchasing stocks whose prices it considers low relative to Harris’ estimate of the companies’ intrinsic values. In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio holding. Harris attempts to manage some of the risks of investing in foreign securities by considering the relative political and economic stability of a company’s home country, the company’s ownership structure, and the company’s accounting practices.

Mark Little

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, NY 10112

Mark Little is the lead portfolio manager for the segment of the International Fund’s assets managed by Lazard Asset Management LLC (“Lazard”). Little is a managing director, portfolio manager/analyst on the International Strategic Equity portfolio-management team at Lazard. He has been a portfolio manager of the Lazard International Strategic Equity Portfolio since that fund’s inception in October 2005. He began working in the investment field in 1992. Prior to joining Lazard in 1997, he was a manager in the corporate finance practice of Coopers & Lybrand and earned his Associated Chartered Accountant (ACA) qualification with Rees Pollock Chartered Accountants. Little has an MA in Economics from Clare College, Cambridge University. Lazard has been a sub-advisor to the International Fund since 2013.

38	Litman Gregory Funds Trust

Approximately 16.67% of the International Fund’s assets are managed by Little. Little and the portfolio management team at Lazard believe that a company with the ability to improve and/or sustain its profitability at a relatively high level can compound returns at an attractive rate. At the same time, they believe in buying such companies that are trading at discounts relative to their profitability prospects.

Generally, Lazard categorizes any purchased stock into one or more of the following three categories:

•	Compounders: These are companies that Little and the team think can sustain relatively high levels of profitability and companies whose management may enhance shareholder returns through share buybacks and dividend payments. Lazard will purchase these companies if Little and the team believe they can compound total return (i.e., earnings growth, dividends, and share buybacks) at a relatively high rate over the long term and are reasonably priced in relation to their profitability prospects.

•	Mispriced Situations: These are companies that are trading inexpensively relative to what Little and the team think their assets and cash flows should be worth longer term. They may or may not be compounders.

•	Restructuring: These are companies whose profitability is depressed relative to their history and companies who are taking steps – such as cutting costs, investing in an underinvested area, selling non-core businesses, etc. – to return to higher profitability. They may or may not become compounders.

Lazard’s analysts are largely responsible for generating ideas. They do so by running valuation screens in their sectors and monitoring developments at companies that fall under their coverage. They do most of the fundamental analysis, though Little and the other portfolio managers at Lazard are also involved. Little and the portfolio management team review and debate the assumptions analysts use in their financial modeling, meet with company management, and lead analysis on some small-cap companies. The goal of the team’s fundamental company analysis is to identify Lazard’s research edge and estimate how much return can be generated from this edge. Lazard’s research edge is generally a function of its analysts having a differentiated view than the market on the profitability a company can generate, the duration of its profitability, and/or what the company should be worth.

Little and the team use several valuation metrics to gauge a company’s worth and set price targets. A company has to be priced in a way that Lazard believes is reasonably valued for the profitability it can generate. This assessment is based upon free-cash-flow yield, valuation relative to peers or relative to businesses with similar profitability and growth characteristics, discounted-cash-flow modeling, and sum of the parts (valuing different segments of a company separately). There is a fair amount of judgment involved in balancing these different approaches to assess a company’s worth and set price targets.

Howard Appleby, CFA

Jean-Francois Ducrest

James LaTorre, CFA

Northern Cross, LLC

125 Summer Street, Suite 1410

Boston, MA 02110

Howard Appleby, Jean-Francois Ducrest and James LaTorre are the co-portfolio managers for the segment of the International Fund’s assets managed by Northern Cross, LLC (“Northern Cross”). Appleby, Ducrest and LaTorre are the co-founders and principal owners of Northern Cross. Appleby, a British citizen, has been in the investment business since 1982, when he began his career as an equity analyst specializing in basic materials and energy for W. Greenwell & Co. In 1985, he moved to the U.S. and started a 16-year sell-side career, advising U.S. portfolio managers on non-U.S. equities in various research, sales, and management roles. In 2002, Appleby became part of the Northern Cross group as an analyst. In 2003, he became a founding partner and portfolio manager for Northern Cross. He is a graduate of the University of Exeter, Exeter, England and is a CFA charterholder. He is also a board member of the University of Exeter U.S. Foundation and the Celebrity Series of Boston. Mr. Ducrest, a French citizen, has been engaged in the business of international equities since 1988. He started his career on the sell side as an equity analyst at Paris-based European broker Cheuvreux, covering multiple sectors during his tenure there, including industrials, consumer goods, and utilities. From 1995 to 2001, he was a Senior Vice President and Principal of Cheuvreux’ U.S. operations, serving institutions investing in European equities. In 2002, Ducrest became part of the Northern Cross group as an analyst. In 2003, he became a founding partner and portfolio manager for Northern Cross. He is a graduate of the Institut d’Etudes Politiques de Paris, France and a Trustee of the French Cultural Center of Boston and the U.S. based Sciences-Po Foundation. LaTorre began his career with Merrill Lynch in New York. He moved to Boston in 1989 to become VP of Investments and Portfolio Manager at the Ivy Funds. LaTorre joined the Northern Cross team in 1992, initially as Director of Research. He later became a Portfolio Manager in 1996. In 2003, he became a founding partner and portfolio manager for Northern Cross, LLC. LaTorre has a BA in Economics from Fairfield University and an MS in Finance from Boston College. At Boston College, LaTorre was the recipient of the Dean and Faculty Award given to the highest ranking student at graduation. He is also a recipient of the Distinguished Alumni Achievement Award from the Carroll School of Management at Boston College. LaTorre is a Trustee of the Dana-Farber Cancer Institute and a member of the Presidential Advisory Council of Berklee College of Music.

Approximately 16.67% of the International Fund’s assets are managed by Northern Cross. The Northern Cross team’s investment philosophy and process are characterized by:

•	An in-depth understanding of a company and its industry, which leads to a long investment time horizon (3-5+ years) and results in low portfolio turnover

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Litman Gregory Masters International Fund – Sub-Advisors — (Continued)

•	Analysis of the attractiveness of countries and industries from a top-down perspective, though stocks are selected on a bottom-up basis

•	Stock selection, not top-down views, which determines industry and country weightings

•	Low portfolio turnover, which minimizes transaction and market-impact costs

•	An emphasis on quality “blue chip” companies with long-term catalysts that will lead to expanding profit margins

•	A willingness to think independently and deviate significantly from benchmark industry and country weightings

•	Concentration in its best ideas with the most attractive risk/reward potential

The investment process encompasses an intensive, fundamental, bottom-up industry and company analysis coupled with a top-down, thematic approach. It is not uncommon for an idea to be monitored for years before a position is taken. Research is focused on identifying secular trends (rather than shorter-term cycles) that will drive margin expansion. Patient due diligence of companies, countries and regions are critical to the investment process. Northern Cross believes this due diligence, in combination with a top-down investment theme, provides the best opportunity to invest in truly undervalued companies. Before qualifying a country for investment, Northern Cross analyzes the stability of its currency, political, social, and economic environment and its legal infrastructure. Consequently, the team focuses on companies located in Europe, the Pacific Basin and emerging industrialized countries whose economic and political regimes appear stable and are believed to provide adequate protection to foreign shareholders.

Among the long-term drivers of stock price appreciation the team looks for are the following:

•	Margin expansion

•	Pricing power driven by industry consolidation

•	Franchise value

•	Restructuring

•	Asset plays

On-site company meetings play an important role in the portfolio construction process, with each company held in the portfolio typically visited at least twice per year. Contact with company management and other key people serve to help the team gain insight and understanding of the business’s operations and judge the strength of company management. The team utilizes a worldwide network of brokers/traders and local contacts for additional insight and trade execution.

Rigid buy/sell price targets are avoided, and the relative attractiveness of a stock or group of similar stocks is continuously evaluated. No single set of metrics is used to value all companies. Typically, the team looks for companies with strong and sustainable market positions that are selling at low P/E multiples relative to other stocks in the same country and industry. In addition to assessing a company’s relative P/E ratio, other valuation metrics considered include the potential for long-term margin expansion compared to the enterprise value/sales multiple, the long-term sustainable free cash flow yield, and the absolute P/E ratio looking many years out.

Positions are commonly sold when:

•	A new idea presents better risk/reward characteristics

•	The stock’s price reaches the underlying business value

•	There is an adverse change in the economic, political or regulatory environment

•	Management fails to execute their business plan

•	There is an overwhelming change in the company’s policy of shareholder rights

The team does not plan to hedge currencies. However, in a market where the local currency is expected to be weak, investments are often made in companies with assets or earning streams denominated in U.S. dollars.

Fabio Paolini, CFA

Benjamin (Ben) Beneche, CFA

Pictet Asset Management, LTD

120 London Wall

Moor House – Level 11

London, United Kingdom

EC2Y 5ET

Fabio Paolini and Benjamin (Ben) Beneche are the co-portfolio managers to the segment of the International Fund’s assets managed by Pictet Asset Management, LTD (“Pictet”). Pictet has been a sub-advisor to the International Fund since 2016.

Paolini joined Pictet in 1997 and is Co-Head of European Equities and Head of EAFE Equities within the Developed Equities team. Paolini began his career in Pictet & Cie’s Financial Research Department in 1994, initially in the Economics team and then in the European equities research team. Paolini graduated with a degree in Economics from the University of Siena in Italy. He obtained a CFPI/AZEK in 1996 and is a Chartered Financial Analyst (CFA) charterholder.

Beneche joined Pictet in 2008 and is a Senior Investment Manager in the EAFE Equities team with a specific focus on Japanese Equities. Beneche began his career as a graduate within PAM Equities then as a Junior Investment Manager on the Global Equities fund with an emphasis on the energy sector. Beneche graduated with a first class honors degree in Economics and Economic History from the University of York. He is also Chartered Financial Analyst (CFA) charterholder.

Approximately 16.67% of the International Fund’s assets are managed by Pictet.

Paolini wants companies to be able to generate free cash flow in the future. (Free cash is cash a business has at hand and broadly speaking is calculated by adding depreciation and amortization to net income and subtracting capital expenditures.) In addition, Paolini wants a company to have good opportunities to reinvest this free cash and do so in a

40	Litman Gregory Funds Trust

profitable manner, i.e., generate high returns on capital, in order to compound investment returns for shareholders. When looking at free cash flow (FCF), Paolini and team focus on what free cash a company can generate on a normalized basis. The period over which the team may expect normalization to happen varies by business model and is also dependent on the stage of the business and economic cycle a company may be operating in at any point in time. For example, in the event the team expects a business model to attain normal sales growth, margin, and capital expenditures over the next three years, the team’s task would be to estimate those free cash flows three years from now and discount them back to the present to assess what “normalized” FCF yield (FCF/stock price) the company’s stock is offering (we will discuss the relevance of FCF yield in buy and sell decisions further below). The discount rate used is the company’s cost of equity.

Assessing whether a company has good reinvestment opportunities in front of it is typically a function of what sales growth it can achieve and its pricing power. So the team assesses what organic and inorganic growth opportunities are available to the company and whether the company has a competitive advantage versus its peers. The combination of higher sales growth and superior pricing power helps generate higher profitability and, therefore, high returns on capital. How company management will allocate capital is also important in understanding whether a company can generate high returns on capital.

The consistency of generating high returns on capital is also important. Typically, a company that is relatively less cyclical (i.e., less impacted by economic cycles), has good reinvestment opportunities, and is run by capable management has a higher likelihood of consistently generating high returns. These companies Paolini calls compounders and they are most attractive to him in terms of their business-model attributes because these companies compound shareholder value at a faster rate than cyclical companies. To assess valuation for compounders, in addition to normalized FCF yield assessment, Paolini and team will also look at discounted cash flow modeling as that incorporates the cash flows a company is likely to generate beyond what the team considers to be a normalized or forecastable time frame. Paolini says for compounders it’s essential to look at DCF-type metrics to capture the long-term compounding effects of their superior growth and return-on-capital profile relative to more cyclical business models.

In the case of more cyclical business models, there is greater variability in free-cash generation, so balance-sheet quality assumes greater importance in the team’s overall analysis. In addition, for cyclical business models the valuation hurdle prior to purchase is typically higher than in the case of compounders. For example, the target normalized FCF yield (i.e., the sell target yield) for a relatively high-growth and high return-on-capital compounding business could be as low as around 5%, while for a riskier, cyclical business model with lower growth and return on capital this target yield could be 10%, or higher in some cases (such as in the case of oil- or commodity-related business models). Ultimately, the target yield at which a company’s stock would be sold is a function of Paolini’s and Beneche’s assessment of its business model. The difference between this target yield and the current yield (based on current price) indicates the potential upside there might be in a stock.

When constructing portfolios, their stock weightings are a function of the amount of upside in a stock, conviction in the business model and in the investment case, the downside risk in the business model, and liquidity. In addition, Paolini and Beneche aim to diversify “investment drivers” or common risk factors. For example, they do not want the portfolio to be overly exposed to external factors, such as oil, economic growth in a country or region, or rising or falling interest rates. Stocks are sold when they reach their price targets or target yield, or when there are better opportunities, or when the investment pillars on which the initial purchase was based are no longer valid. In the case of the International Fund, all of these portfolio-management considerations will apply.

W. Vinson Walden, CFA

Thornburg Investment Management, Inc.

2300 North Ridgetop Road

Santa Fe, NM 87506

W. Vinson Walden is the portfolio manager for the segment of the International Fund’s assets managed by Thornburg Investment Management, Inc. (“Thornburg”). Walden joined Thornburg in 2002 and is portfolio manager and a managing director at Thornburg. He is portfolio manager of Thornburg’s Global Opportunities and Global Equity Income Strategies. Prior to joining Thornburg, Walden served as an associate for Lehman Brothers in New York City. Thornburg has been a sub-advisor to the International Fund since 2003.

Approximately 16.67% of the International Fund’s assets are managed by Thornburg. Walden and his team believe that a bottom-up approach to investing in undervalued securities will generate above-average returns with below market risk. Walden’s idea of value centers on his assessment of the intrinsic worth of an investment. The goal is to uncover promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace.

Walden and his team’s initial search for investment ideas involves the use of quantitative screens as well as other sources. Starting with the international equity universe, he screens Thornburg’s databases for companies that appear attractive across a number of value parameters. He looks for securities that have low price-to earnings, low price-to-cash flow and low price-to-book ratios. Companies ranging from small-cap to large-cap are considered. Additionally, screens are employed in order to identify stocks where business prospects may be improving. The typical screen generates a list exceeding 50 stocks from which only a few may be selected for further research.

Walden will not purchase a security simply because it is priced cheaply relative to the market. He spends the majority of its time on bottom-up research in its efforts to understand the

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Litman Gregory Masters International Fund – Sub-Advisors — (Continued)

fundamental merit of each stock that has been identified as promising. These efforts include financial statement analysis, discussions with senior management of the companies, as well as consideration of the company’s competitors, suppliers and clientele. Walden seeks to uncover companies with promising prospects that are not yet reflected in the price of the stock. Many of the investments made may be contrary to the popular consensus at the time of purchase. Ultimately, Walden attempts to estimate the business value of each company. In addition to estimating the business value for each stock, the analysis also seeks to identify where potential weaknesses may lie in an attempt to minimize downside risk. Each of the researched stocks is classified into a category of value:

•	Basic Value – Stocks of financially sound companies with established businesses that are selling at low valuations relative to the company’s net assets or potential earning power

•	Consistent Earners – Companies with steady earnings and dividend growth that are selling at attractive values and are priced below historical norms

•	Emerging Franchises – Companies in the process of establishing a leading position in a product, service or market that is expected to grow at an above-average rate

The dynamics of the companies in those categories differ and, therefore, merit specific consideration within the context of that category. For example, Basic Value companies are generally more cyclically oriented than Emerging Franchises and require analysis of the companies’ product cycles and the historical and prospective impact of the economy on their business. Within the context of each value category, Walden evaluates the most attractive prospects. Generally, the segment of the International Fund’s portfolio allocated to Walden is expected to include stocks from each category. Because of the diversification across these categories, the segment of the International Fund’s portfolio managed by Walden will typically be eclectic and cannot be easily labeled as “growth” or “value.”

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

42	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund – Sub-Advisors

Litman Gregory’s strategy is to allocate the portfolio’s assets among the Smaller Companies Fund’s three sub-advisors who, based on Litman Gregory’s research, are judged to be among the best in their respective style groups. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal market conditions, the Smaller Companies Fund invests at least 80% of the Smaller Companies Fund’s net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-sized U.S. companies. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities. A manager may occasionally hold more than 15 securities. Though the total number of securities the Smaller Companies Fund may hold at any point in time will vary, it is generally expected that the Smaller Companies Fund will hold between 24 and 45 securities.

As used in this Prospectus, Litman Gregory defines a “Smaller Company” as one whose market capitalization falls within the range of market capitalizations of any company in the Russell 2500® Index, as of the most recent reconstitution. Though the primary capitalization focus of the Smaller Companies Fund is in the small-cap sector, Litman Gregory does not believe that small-cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small-cap range if the stock picker continues to maintain a high level of conviction with respect to the holding. This has been a problem with many small-cap funds, as they have, at times, been forced to sell some of their most compelling holdings. Moreover, occasionally companies in the mid-cap range will be extraordinarily attractive to the Smaller Companies Fund’s portfolio managers. Overall, Litman Gregory expects the majority of the Smaller Companies Fund’s holdings at any point in time to meet the definition of a Smaller Company, but the Smaller Companies Fund has the flexibility to hold mid-sized companies if the managers believe that holding these companies will lead to higher overall returns. The managers have the flexibility to invest up to 50% (measured at the time of original investment) of their respective portfolios in mid-cap companies if these stocks qualify as their “highest conviction” holdings.

The following table provides a description of the Smaller Companies Fund’s three sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the Smaller Companies Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Jeffrey Bronchick, CFA Cove Street Capital, LLC	33-1/3%	Small- and mid-sized companies	Value
Mark T. Dickherber, CFA, CPA Shaun P. Nicholson Segall Bryant & Hamill, LLC	33-1/3%	Small- and mid-sized companies	Value
Richard T. Weiss, CFA Wells Capital Management, Inc.	33-1/3%	Small- and mid-sized companies	Blend

Litman Gregory Masters Smaller Companies Fund Portfolio Managers

Jeffrey Bronchick, CFA

Cove Street Capital, LLC

2101 East El Segundo Boulevard, Suite 302

El Segundo, CA 90245

Jeffrey Bronchick is the portfolio manager for the segment of the Smaller Companies Fund’s assets managed by Cove Street Capital, LLC (“Cove Street”). Bronchick is the principal owner of Cove Street, which he founded in 2011, and the portfolio manager for the Cove Street Capital Small Cap Value Fund. Prior to founding Cove Street, Bronchick was a partner at Reed Conner and Birdwell (“RCB”), which he joined in 1989 as a research analyst. He was later promoted to Chief Investment Officer, portfolio manager and equity analyst, and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund and managed RCB’s small-cap value investment strategy. Prior to joining RCB, Bronchick did equity research and trading at Neuberger Berman, Bankers Trust and First Boston. RCB was a sub-advisor to the Smaller Companies Fund from June 2007 through June 2011, and Bronchick was the co-manager of that segment of the Smaller Companies Fund during RCB’s tenure. Cove Street has been a sub-advisor to the Smaller Companies Fund since 2011.

Approximately 33-1/3% of the Smaller Companies Fund’s assets are managed by Bronchick. The objective of Bronchick’s fundamental research is to identify the best combination of attractive businesses, valuation, and shareholder-oriented management. His small-cap universe consists of companies between $100 million and $3 billion.

Litman Gregory Masters Smaller Companies Fund – Sub-Advisors	43

Litman Gregory Masters Smaller Companies Fund – Sub-Advisors — (Continued)

Idea generation is driven by both quantitative and qualitative processes. As a value-based, bottom-up manager, Cove Street consistently screens markets for securities that appear statistically inexpensive and allows that pool of ideas to drive its efforts and work rather than begin the day with a preconceived notion of securities it would like to buy. Cove Street also screens for “good businesses” as defined by classic characteristics like consistency of growth and profitability, high returns on invested capital and sustainable competitive advantages and makes the determination whether the valuation is cheap enough to provide a proper margin of safety. Lastly, Cove Street screens on corporate and executive behavior such as share repurchase and insider buying and selling. On a qualitative basis, ideas are produced from the team’s collective experience, Cove Street’s deep contact network, out of office experiences and obvious headline issues.

Once the team has determined that an idea has promise, they begin stage II, which consists of the data download of all relevant company financial information into the Cove Street analytical spreadsheet and the digestion of all public company information. They then ask the question: whether a company appears to be a great business at a reasonable price or an exceedingly cheap security that provides a deeper margin of safety to compensate for potential business issues.

Stage III is the team tackle and deep dive. The research team performs intensive analysis on valuation and business characteristics, with a couple of analysts focused on the stock as a “purchase” and one analyst focused on the stock as a “short-sale,” a version of the so-called Socratic method of reasoning. Key pivot points include:

•	What is a reasonable estimate of intrinsic value? We incorporate a multivariate approach that utilizes a discounted cashflow analysis, private market values, and a historical calculation of enterprise value to normalized earnings, cashflow and revenue.

•	Classic Porter value chain analysis of competitors, suppliers, potential entrants, customers and substitutes.

•	Is there a competitive advantage that can generate sustainably strong returns on invested capital?

•	Management: friend, neutral or foe?

•	PEST Control: political, economic, social, technological issues.

•	What is the team thinking that others are not?

•	What will it cost Cove Street if things go very wrong?

Stage IV is portfolio consideration. Key considerations include whether there is sufficient risk adjusted upside – on an absolute basis and as compared to other stocks that Cove Street owns and how it fits with the portfolio’s industry concentration.

The final decision is made by Bronchick.

Less is more in regard to portfolio turnover, as experience has proven that the quality of decision-making decreases with frequency. That said, mistakes are inevitable and Cove Street’s concentrated research assists in identifying errors relatively early.

Cove Street’s sell discipline is also based upon a blend of qualitative and quantitative measures:

Business:

•	Cove Street is incorrect in its expectations about long-term economic margins and earnings power

•	Actual or likely prospects of balance sheet deterioration

•	Perceived cyclical industry problems reveal themselves as secular

Value:

•	A good business is excessively valued or a reasonable business is fairly valued

•	A better idea is found that materially improves risk/reward

People:

•	Unexpected/poor decisions are made allocating shareholder capital

•	Lose confidence that management and the board are best representing shareholders and the cost and effort to influence this process are deemed prohibitive

Mark T. Dickherber, CFA, CPA

Shaun P. Nicholson

Segall Bryant & Hamill, LLC

540 West Madison Street, Suite 1900

Chicago, IL 60661

Mark T. Dickherber and Shaun P. Nicholson are the portfolio managers for the segment of the Smaller Companies Fund’s assets managed by Segall Bryant & Hamill, LLC (“SBH”). Dickherber joined SBH in 2007 and is a principal, senior portfolio manager and head of SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Core and Small Cap Value strategies and the co-portfolio manager of SBH’s Small Cap Value Concentrated strategy. Dickherber is also responsible for equity research in the Small Cap and Small/Mid Core equity portfolios and is a specialist in the healthcare sector. Prior to joining SBH, Dickherber served as director of research for Kennedy Capital Management, where he had worked since 1996. Nicholson joined SBH in 2011 and is a senior portfolio manager for SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Value Concentrated strategy and the co-portfolio manager for SBH’s Small Cap Value strategy. He is responsible for research related to materials, autos/transports, industrials, regional banks and energy within the respective portfolios. Prior to joining SBH, Nicholson spent six years at Kennedy Capital Management. SBH has been a sub-advisor to the Smaller Companies Fund since 2017.

Approximately 33-1/3% of the Smaller Companies Fund’s assets are managed by Dickherber and Nicholson. Dickherber and Nicholson are small-cap value-oriented investors who seek to identify companies that have the potential for significant improvement in return on invested capital (“ROIC”), with the idea being that, as ROIC improves, each dollar invested in the business earns an incrementally higher return. Importantly,

44	Litman Gregory Funds Trust

Dickherber and Nicholson disaggregate a company’s ROIC down to the business segment level to understand the drivers (and detractors) of a company’s profitability. Armed with segment-level return data, the team seeks to identify companies with low embedded expectations that have company-specific, returns-improving catalysts. The team does not buy stocks simply because they are “cheap.” Dickherber and Nicholson require that management is ROIC-focused, financially incentivized to improve returns through appropriate capital allocation, and able to articulate an appropriate returns-based strategy to improve profitability. The team tracks management’s progress via quarterly financials and quarterly management contact. The team believes that management’s commitment and ability to appropriately improve returns results in the largest portfolio weightings.

Dickherber and Nicholson seek to identify the building blocks of improved (and diminishing) profitability before it is recognized by the market. The team is willing to be early in a particular stock, and will stay invested provided the investment team sees continuing evidence that management is taking the appropriate steps to improve returns. Dickherber and Nicholson will sell stocks for a number of reasons. Examples include management making a capital-allocation decision that will likely diminish returns, such as an acquisition of a lower-returning business; management failing to demonstrate a strategy that improves returns; a change in management that negatively impacts a returns-based culture; the diminishing effectiveness of certain company-specific catalysts for improved returns; or an estimation by the co-portfolio managers that the risk-reward ratio has become unattractive.

Richard T. Weiss, CFA

Wells Capital Management, Inc.

100 Heritage Reserve

Menomonee Falls, WI 53051

Richard T. Weiss is the portfolio manager for the segment of the Smaller Companies Fund’s assets managed by WellsCap. Weiss has been in the investment business for over 30 years and is currently Managing Director and Senior Portfolio Manager of the Select Equity portfolio for WellsCap. Previously, he had been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund and the Wells Fargo Advantage Opportunity Fund (previously known as the Strong Common Stock Fund and Strong Opportunity Fund) from March 1991 until March 2008. Prior to this, Weiss was a partner/portfolio manager at Stein Roe & Farnham in Chicago where he began his career, starting as a research analyst, in 1975. Weiss continues an informal relationship with the Wells Capital Management Core Equity team, which manages the Wells Fargo Advantage Common Stock Fund and Wells Fargo Advantage Opportunity Fund. WellsCap has been a sub-advisor to the Smaller Companies Fund since the Smaller Companies Fund’s inception in 2003.

Approximately 33-1/3% of the Smaller Companies Fund’s assets are managed by Weiss. He invests in stocks of small- and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage

•	High-quality management

•	Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company’s private market value. This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company. Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of the private market value. When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over. The private market value estimate is applied flexibly, based on the outlook for the industry and the company’s fundamentals.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Litman Gregory Masters Smaller Companies Fund – Sub-Advisors	45

Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors

Litman Gregory’s strategy is to allocate the portfolio’s assets among the Alternative Strategies Fund’s five sub-advisors to provide investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively. Allocations among sub-advisors are based on a number of factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the target allocation range for each sub-advisor specified in the table below, as measured at the time of allocation.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures. In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund. They may also invest in derivatives, including, without limitation, options, futures contracts, and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the Alternative Strategies Fund’s total assets (except that the Alternative Strategies Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, and (4) an strategic alpha strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies.

The following table provides a description of the Alternative Strategies Fund’s five sub-advisors and their current target levels of assets. Asset levels will fluctuate, and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the Alternative Strategies Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	CURRENT TARGET ALLOCATION AND TARGET ASSET ALLOCATION RANGE	STRATEGY
Stephen Kealhofer Paul Harrison Bin Zeng Adam Dwinells DCI, LLC	19% 9%-29%	Long-Short Credit
Jeffrey Gundlach Jeffrey Sherman, CFA DoubleLine Capital LP	25% 15%-35%	Opportunistic Income
Steven Romick, CFA Brian Selmo, CFA Mark Landecker, CFA First Pacific Advisors, LLC	18% 8%-28%	Contrarian Opportunity
Matthew Eagan, CFA Kevin Kearns Todd Vandam, CFA Loomis, Sayles & Company, L.P.	19% 9%-29%	Strategic Alpha Fixed Income
John Orrico, CFA Todd Munn Roger Foltynowicz, CFA, CAIA Gregg Loprete Water Island Capital, LLC	19% 9%-29%	Arbitrage

46	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Portfolio Managers

Long-Short Credit Strategy

Stephen Kealhofer

Paul Harrison

Bin Zeng

Adam Dwinells

DCI, LLC

201 Spear Street, Suite 250

San Francisco, CA 94105

Stephen Kealhofer, Paul Harrison, Bin Zeng and Adam Dwinells are the co-portfolio managers responsible for the long-short credit strategy (the “Long-Short Credit Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by DCI, LLC (“DCI”). Kealhofer is the Head of Research and Director of DCI. He was formerly Co-Founder and Managing Partner of KMV and Assistant Professor of Finance at Columbia University. Harrison is Chief Investment Officer of DCI. He was formerly Chief Investment Officer and Head of Research at Barclays Global Investors/BlackRock; Chief of Capital Markets at the Federal Reserve Board and a member of the finance faculty at Brandeis University. Zeng is Head of Credit Research of DCI. He was formerly Co-Head of Global Credit Research and Managing Director of Barclays Global Investors/BlackRock and Director of Moody’s KMV. Dwinells is Head of Portfolio Management of DCI. He was formerly Vice President and Senior Risk Advisor of JP Morgan and its predecessor companies. DCI has been a sub-advisor to the Alternative Strategies Fund since 2017.

DCI’s Long-Short Credit Strategy employs a systematic portfolio construction process underpinned by a proprietary, fundamental model of credit risk and valuation. DCI’s investment process is designed to exploit information gaps between credit and equity markets and other market inefficiencies to identify and capture potential mispricing at the individual asset level. The DCI Long-Short Credit Strategy is expected to generate returns from idiosyncratic credit selection, as the strategy systematically curtails rate duration and credit beta exposure. Correlations to systematic market risks including high yield and equity market returns are expected to be minimal, and strategy returns are not expected to be correlated to the returns of other active strategies. The DCI Long-Short Credit Strategy is designed to perform in both low and high volatility environments although returns are expected to be higher in higher volatility environments.

DCI targets superior risk-adjusted returns from portfolios of corporate credit assets through the selection of potentially mispriced individual securities. The principal driver of DCI’s strategies is its dynamic proprietary default probability model which incorporates fundamental balance sheet information and real-time information embedded in equity and options markets. DCI’s model uses this information to calculate credit spreads that, when compared to market spreads, identify possible mispricing that can potentially be exploited. Excess returns are anticipated over time as market prices converge to the actual risk levels and fair value pricing of the exposures, as indicated by DCI’s model. DCI’s technology produces timely risk measures for thousands of investments, which are monitored in real-time, providing early warning capabilities and a large universe from which to create portfolios. DCI believes its approach to generating returns is unique in its integration of technology, infrastructure, ongoing research, and credit expertise.

DCI believes that the inability of conventional credit approaches to consider equity and other market information systematically, and their propensity to build portfolios around issue weightings, are features that create persistent inefficiencies in the market. These features are largely driven by the qualitative, discretionary style that conventional credit market participants use. While marginal information efficiencies are likely to come about as a natural part of the credit market’s maturation, as long as conventional credit investors dominate the market, exploitable inefficiencies will exist for DCI.

Opportunistic Income Strategy

Jeffrey Gundlach

Jeffrey Sherman, CFA

DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

Jeffrey Gundlach and Jeffrey Sherman are the co-portfolio managers responsible for the opportunistic income strategy (the “Opportunistic Income Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by DoubleLine Capital LP (“DoubleLine”). Gundlach is Chief Executive Officer and Chief Investment Officer of DoubleLine, which he co-founded in 2009. Sherman is Deputy Chief Investment Officer and is a member of DoubleLine’s Executive Management and Fixed Income Asset Allocation Committees. Prior to joining DoubleLine, Sherman was a Senior Vice President at TCW where he worked as a portfolio manager and quantitative analyst focused on fixed income and real-asset portfolios. Prior to TCW, Sherman was a statistics and mathematics instructor at both the University of the Pacific and Florida State University. DoubleLine has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

The team at DoubleLine operates under the cardinal mandate of delivering superior risk-adjusted fixed income returns. They seek to deliver positive absolute returns in excess of an appropriate aggregate fixed income index with portfolio volatility that is similar to U.S. long-term treasury securities. Investment ideas employed by the team must offer an asymmetric, positively skewed risk-reward profile. As a result, a great deal of their analysis seeks to identify fixed income securities that they believe offer greater potential payoff than potential loss under multiple scenarios. Ultimately, a combination of risk management, asset allocation and security selection forms the team’s investment process. There can be no assurance that the Fund will achieve its investment objective.

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Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors — (Continued)

Portfolios are constructed with the intent to outperform under a range of future outcomes. DoubleLine’s risk integration process seeks to combine assets that will perform differently in different scenarios so that the overall portfolio generates acceptable performance. This process includes balancing the strength of cash flows from certain asset classes against various potential economic or market risks.

When considering a specific investment in any sector, the team’s primary focus is on the predictability of the cash flow generated during an entire interest rate or credit cycle. When volatility is low, the team emphasizes securities they expect to generate the best overall return over a cycle rather than simply buying the highest yield at a given point in time.

In implementing the Opportunistic Income Strategy, the team allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio. The team may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; REIT debt securities; and mortgage related securities. The team’s investments in mortgage related securities may at times represent a substantial portion (including up to 100%) of the segment allocated to him when certain market conditions exist that the team believes offer potentially attractive risk adjusted returns. The team may, to a limited extent, employ leverage within the Opportunistic Income Strategy, which also is being used for other accounts managed by DoubleLine.

When investing in mortgage related securities, the team may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; CMOs, including real estate mortgage investment conduits (REMICS) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; CMBS; obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities. The team compares opportunities in other sectors of the global fixed income market to opportunities available in the mortgage sector with the aim of attempting to construct a portfolio with the most attractive return potential given his risk management objectives.

Contrarian Opportunity Strategy

Steven Romick, CFA

Brian Selmo, CFA

Mark Landecker, CFA

First Pacific Advisors, LLC

11601 Wilshire Blvd., Suite 1200

Los Angeles, CA 90025

Steven Romick, Brian Selmo and Mark Landecker are the co-portfolio managers responsible for the contrarian opportunity strategy (the “Contrarian Opportunity Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by First Pacific. Romick joined First Pacific in 1996 and is currently a Managing Partner of the firm. Selmo joined First Pacific in 2008 and has been a Partner since 2013. He was a Managing Director of First Pacific from January 2013 to December 2013, and a Vice President of First Pacific from 2008 to 2012. Landecker joined First Pacific in 2009 and has been a Partner since 2013. He was a Managing Director of First Pacific from January 2013 to December 2013, and a Vice President of First Pacific from 2009 to 2012. Romick, Selmo and Landecker manage the FPA Crescent Fund (Romick has been a portfolio manager since its inception in 1993) and separate accounts, including unregistered funds managed by First Pacific (commonly known as hedge funds), in First Pacific’s Contrarian Value style. First Pacific has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

This segment is managed, to the degree practical, with the intent to replicate elements of private funds and separate accounts also run by First Pacific. The elements replicated include investment strategies such as hedging, illiquid and restricted securities, international investments, coupled with the potential for maintaining high levels of liquidity. First Pacific implements these strategies through investing opportunistically in a wide variety of securities as discussed below.

The Contrarian Opportunity Strategy leads to investments that offer absolute rather than relative value with an objective of strong risk-adjusted returns. As absolute return investors, the First Pacific team seeks genuine bargains rather than relatively attractive securities. The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital. A company purchased might not look inexpensive, considering current earnings and return on capital; however, its valuation may reflect such conditions as a weak economy, an increase in raw material costs, a management misstep, or any number of other temporary conditions. The First Pacific team believes that price drops caused by such developments can, and often do, provide buying opportunities. There can be no assurance that the Fund will achieve its investment objective.

48	Litman Gregory Funds Trust

The First Pacific team employs the broad mandate of the First Pacific contrarian strategy to invest across the capital structure, asset classes, market capitalization, industries and geographies using a wide variety of instruments. The First Pacific team invests in an opportunistic manner, based on its view of the world and the businesses/situations that it understands. It looks for what is out of favor, taking into account the current landscape and how it might change over time, both organically and through exogenous events. The First Pacific team emphasizes independent research and spends little time with Wall Street analysts because it prefers to focus its research on interactions with business operators and industry leaders.

The First Pacific team narrows the universe of potential investments by establishing five categories: Long Equity, Short Equity, Credit, Cash and Equivalents and a smaller “Other” category.

Long Equity: The First Pacific team may invest in companies with solid balance sheets and unquestionable competitive strength and shareholder-centric management; companies of lesser quality but with strong long-term upside potential; companies with shorter term upside potential driven by identified catalysts that are expected to have a positive impact on the value of the underlying business such as balance sheet optimization, operational turnarounds or corporate actions; and companies whose disparate parts have greater aggregate value than the current stock price and may engage in intra-company arbitrage of such companies by either holding long positions in one share class of such a company and shorting another share class of the same company or longing a parent or holding company and shorting one or several of its underlying companies to create a stub equity position that is valued at a deep discount to intrinsic value.

Short Equity: The First Pacific team will seek opportunities in deteriorating companies with declining business metrics that are not reflected in the stock price; companies with balance sheet issues such as overstated asset accounts that may result in operational cash flows that fall significantly short of net income; paired trades that involve shorting a company in the same industry as one of the long position the First Pacific team holds to serve as a partial hedge against industry specific risk; and intra-company arbitrage as discussed above.

Credit: The First Pacific team will consider performing credits that have a yield to maturity reasonably in excess of U.S. Treasuries of comparable maturity and that the holder has a high likelihood of receiving principal and interest payments. The First Pacific team will also consider the bonds of corporations that it believes have some chance but a low likelihood of needing to restructure their debt. These bonds may have higher yields than those of performing credits. The First Pacific team may also purchase distressed debt, which it defines as corporate debt that has either defaulted or which has a high likelihood of being restructured, either voluntarily or by default.

Other: Investments will typically include illiquid securities that the First Pacific team believes allow it to take advantage of situations that are not available in the public markets. These could include private equity, debt and real estate investments.

Investment in illiquid securities is typically limited to no more than 15% of the First Pacific team’s portfolio.

Cash and Equivalents: Investments in cash and cash equivalents are a residual of the First Pacific team’s investment process rather than a macro-driven rationale. The First Pacific team believes that liquidity is an important risk management tool and also believes that it provides the ability to take advantage of future opportunities.

The goal of gaining comfort with a given investment is based on determining what it needs to know in order to prove – or disprove – the original thesis that drew its interest and triggered further research. This research process is supported by reading current and historic SEC filings and conference call transcripts, reviewing pertinent periodicals, studying the competition, and establishing a valuation model. The First Pacific team works to gain a knowledge edge and an understanding of the business or industry that may not be universal. Such due diligence may take the form of conversations with ex-employees, vendors, suppliers, competitors and industry consultants. As a result of the process, the First Pacific team invests only in positions that it believes offer a compelling economic risk/reward proposition. If prospective investments do not meet that requirement, then the First Pacific team waits until it can purchase a security at a substantial discount to that company’s worth or intrinsic value. The First Pacific team also factors a macro-economic view into its security analysis and portfolio construction, which may cause it to be over-weighted in certain asset classes or sectors at times while completely avoiding others. There can be no assurance that the Fund will achieve its investment objective.

The First Pacific team distinguishes between the risk of permanent loss of capital and volatility, and seeks to distinguish their strategy by using volatility to its advantage rather than its detriment. Instead of composing a portfolio designed to mimic the performance of a benchmark or index, the First Pacific team utilizes the deeply-held contrarian philosophy oriented toward pushing back on a rising market by reducing exposure (thus allowing cash to increase), and conversely, leaning into a falling market and spending that cash to opportunistically buy inexpensive securities. The goal is to invest in securities that have what they believe to be advantageous upside/downside characteristics; that is, the First Pacific team seeks to make sure that it could potentially make a multiple of what it could potentially lose.

Strategic Alpha Fixed Income Strategy

Matthew Eagan, CFA

Kevin Kearns

Todd Vandam, CFA

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

Matthew Eagan, Kevin Kearns and Todd Vandam are the co-portfolio managers responsible for the strategic alpha strategy (the “Strategic Alpha Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Loomis,

Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors	49

Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors — (Continued)

Sayles & Company, L.P. (“Loomis”). Eagan joined Loomis in 1997 and is a vice president and portfolio manager for the fixed income group and co-portfolio manager for the Loomis Sayles Strategic Alpha Fund, Loomis Sayles Bond Fund, the Loomis Sayles Strategic Income Fund and other fixed income funds managed by Loomis. Kearns joined Loomis in 2007 and is a vice president, portfolio manager and senior derivatives strategist in the absolute return and credit opportunity areas within the fixed income group. As leader of the firm’s alpha strategies group, he co-manages real return, strategic alpha and world credit asset strategies, including the Loomis Sayles Strategic Alpha Fund, Loomis Sayles Inflation Protected Securities Fund and the Loomis Sayles Multi-Asset Income Fund. Vandam joined Loomis in 1994 and is a vice president of Loomis and co-portfolio manager of the Loomis Sayles Strategic Alpha Fund and US High Yield and global high yield institutional strategies. Loomis has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

The Strategic Alpha Strategy has an absolute return investment objective, which means that it is not managed relative to an index and that it attempts to achieve positive total returns over a full market cycle with relatively low volatility. The Loomis team intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk. There can be no assurance that the Strategic Alpha Strategy will achieve its investment objective.

The Loomis team may invest up to 75% of the total assets of the segment allocated to it in below investment-grade fixed income securities (also known as “junk bonds”) and derivatives that have returns related to the returns on below investment-grade fixed income securities. Under normal market conditions, the Loomis team also may invest up to 75% of the total assets of the segment allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives. Under normal conditions, the Loomis team may invest up to 20% of the total assets of the segment allocated to it in equity-related securities and derivatives. There is no limit on the amount of preferred securities. A “related derivative” of a financial instrument means any derivative whose value is based upon or derived from that financial instrument or a related derivative of that financial instrument. The Loomis team expects that exposure to these asset classes will often be obtained substantially through the use of derivative instruments. Currency positions that are intended to hedge the Loomis team’s non-U.S. currency exposure (i.e. , currency positions that are not made for investment purposes) will offset positions in the same currency that are made for investment purposes when calculating the limitation on investments in non-U.S. and emerging market currency investments because the Loomis team believes that hedging a currency position is likely to negate some or all of the currency risk associated with the original currency position. Restrictions will apply at the time of purchase.

The Loomis team’s investment process employs both top-down (macro themes) and bottom-up (security selection) components and uses the resources of the entire Loomis Sayles infrastructure. The Loomis team identifies key macro themes over a 3- and 12-month horizon and assesses top-down risk/return opportunities across the interest rate curve, credit markets and currencies. The Loomis team draws on the strength and depth of the entire Loomis research team as it evaluates these themes. Fourteen Macro and Market Sector teams support the Loomis team by sharing their sector’s risk/return characteristics and uncovering specific credits that they believe may offer the best return potential.

In selecting investments for the Strategic Alpha Strategy, the Loomis team develops long-term portfolio themes driven by macro-economic indicators. These include secular global economic trends, demographic trends and labor supply, analysis of global capital flows and assessments of geopolitical factors. The Loomis team then develops shorter-term portfolio strategies based on factors including, but not limited to, economic, credit and Federal Reserve cycles, top-down sector valuations and bottom-up security valuations. The Loomis team employs active risk management, with a focus on credit, interest rate and currency risks. Additionally, the Loomis team will use risk management tools in constructing and optimizing the portfolio and seek to manage risk on an ongoing basis. The Loomis team expects to actively evaluate each investment idea based upon its return potential, its level of risk and its fit within the team’s overall macro strategy when deciding whether to buy or sell investments, with the goal of continually optimizing the portfolio.

The Loomis team seeks to gain a performance edge by integrating the global macro themes with Loomis’ best bottom-up security selection, risk analysis and trading capabilities to create the best expected risk/return portfolio. The Loomis team will pursue its investment goal by obtaining long investment exposures through direct cash investments and derivatives and short investment exposures substantially through derivatives. A “long” investment exposure is an investment that rises in value with a rise in the value of an asset, asset class or index and declines in value with a decline in the value of that asset, asset class or index. A “short” investment exposure is an investment that rises in value with a decline in the value of an asset, asset class or index and declines in value with a rise in the value of that asset, asset class or index. The Loomis team’s long and short investment exposures may, at times, each reach 150% of the assets invested in this segment of the Alternative Strategies Fund (excluding instruments primarily used for duration management and short-term investments (such as cash and money market instruments)), although these exposures may be higher or lower at any given time.

Investments: In connection with its principal investment strategies, the Loomis team may invest in a broad range of U.S. and non-U.S. fixed income securities, including, but not limited to, corporate bonds, municipal securities, U.S. and non-U.S. government securities (including their agencies, instrumentalities and sponsored entities), securities of supranational entities,

50	Litman Gregory Funds Trust

emerging market securities, commercial and residential mortgage-backed securities, CMOs, other mortgage-related securities (such as adjustable rate mortgage securities), asset backed securities, bank loans, collateralized loan obligations (“CLOs”), convertible bonds, Rule 144A securities, REITs, zero-coupon securities, step coupon securities, pay-in-kind securities, inflation-linked bonds, variable and floating rate securities, private placements and commercial paper and preferred securities. Additionally, the Strategic Alpha Strategy involves limited investments in equities and exchange-traded funds.

Non-U.S. Currency Investments: Under normal market conditions, the Loomis team may engage in a broad range of transactions involving non-U.S. and emerging market currencies, including, but not limited to, purchasing and selling forward currency exchange contracts in non-U.S. or emerging market currencies, investing in non-U.S. currency futures contracts, investing in options on non-U.S. currencies and non-U.S. currency futures, investing in cross currency instruments (such as swaps), investing directly in non-U.S. currencies and investing in securities denominated in non-U.S. currencies. The Loomis team may also engage in non-U.S. currency transactions for investment or for hedging purposes.

Derivative Investments: For investment and hedging purposes, the Loomis team may invest substantially in a broad range of derivatives instruments, particularly credit default swaps and futures contracts, and sometimes the majority of its investment returns will derive from its derivative investments. These derivative instruments include, but are not limited to, futures contracts (such as treasury futures and index futures), forward contracts, options (such as options on futures contracts, options on securities, interest rate/bond options, currency options, options on swaps and OTC options), warrants (such as non-U.S. currency warrants) and swap transactions (such as interest rate swaps, total return swaps and index swaps). In addition, the Loomis team may invest in credit derivative products that may be used to manage default risk and credit exposure. Examples of such products include, but are not limited to, credit default swap index products (such as LCDX, CMBX and ABX index products), single name credit default swaps, loan credit default swaps and asset-backed credit default swaps. Derivative instruments (such as those listed above) can be used to acquire or to transfer the risk and returns of a security without buying or selling the security. The Loomis team’s strategy may be highly dependent on the use of derivatives, and to the extent that they become unavailable or unattractive the Loomis team may be unable to fully implement its investment strategy. For a detailed discussion of various types of derivatives in which the Alternative Strategies Fund may invest, including the risks of investing in such derivatives, please refer to the Description of Principal Investment Risks section in the Prospectus and the SAI.

The Loomis team is not limited as to the duration of its portfolio, which will change over time but is likely to be within a range of -5 years to +10 years.

Arbitrage Strategy

John Orrico, CFA

Todd Munn

Roger Foltynowicz, CFA, CAIA

Gregg Loprete

Water Island Capital LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

John Orrico, Todd Munn, Roger Foltynowicz, and Gregg Loprete are the co-portfolio managers responsible for the arbitrage strategy (the “Arbitrage Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Water Island Capital, LLC (“Water Island”). Orrico founded Water Island in 2000 and serves as its President, Chief Investment Officer and Portfolio Manager. He is the co-portfolio manager of The Arbitrage Fund. Prior to founding Water Island, Orrico worked at Gruss & Co., focusing on merger arbitrage and special situations. He has worked in the financial services industry since 1982, when he started his career in the Corporate Finance group at Morgan Stanley & Co. Munn joined Water Island in 2003 and is a portfolio manager on the firm’s merger arbitrage strategy. He serves a co-portfolio manager of The Arbitrage Fund and co-portfolio manager of The Arbitrage Event-Driven Fund. Foltynowicz joined Water Island in 2003 and is currently a portfolio manager on the firm’s merger arbitrage strategy. He serves as co-portfolio manager of The Arbitrage Fund and co-portfolio manager of The Arbitrage Event-Driven Fund. Loprete joined Water Island in 2009 and is a portfolio manager on the firm’s credit opportunities strategy. He serves as co-portfolio manager of The Arbitrage Event-Driven Fund and co-portfolio manager of The Arbitrage Credit Opportunities Fund. Water Island has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

Investment Strategy: The Water Island team seeks to generate long-term returns of at least mid-single-digits with low correlation to the equity and bond markets. This objective is pursued by investing in equity and debt securities of companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations. More specifically, the Water Island team executes three strategies: merger arbitrage, equity special situations, and opportunistic credit. The Water Island team may invest in both U.S. and non-U.S. securities. The Water Island team intends to focus the portfolio in only their highest conviction risk-adjusted ideas across these strategies, and will, to a limited extent, employ leverage within the Arbitrage Strategy. There can be no assurance that the Arbitrage Strategy will achieve its investment objective.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations. When a merger or acquisition deal is announced, the target’s stock price typically appreciates because the acquirer typically pays a premium relative to the

Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors	51

Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors — (Continued)

current market price. Until the deal closes, however, the target’s stock price generally trades at a discount to the deal price. This discount is called “the spread.” The spread typically exists because investors demand compensation for the risk that the deal may fail to close and for the time value of money for the time it takes the deal to close. The most common arbitrage activity, and the approach the Water Island team generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Water Island team may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Water Island team may also execute the merger arbitrage strategy by using a company’s debt.

Credit Opportunities: Opportunistic credit investing is a highly specialized strategy that seeks to profit from investments in debt securities where the likely return will be more correlated with the outcome of specific catalysts or events rather than overall market direction. These catalysts and events include mergers, acquisitions, debt maturities, refinancings, regulatory changes, recapitalizations, reorganizations, restructurings and other special situations. Water Island also uses a relative value approach and may express positive views on specific issuers by taking long positions in cash bonds and/or derivatives and negative views on specific issuers by taking short positions in cash bonds and/or derivatives. Water Island uses fundamental research to identify mispricings or inefficiencies in these situations and assesses their potential impact on security prices. The opportunistic credit strategy may utilize investment strategies such as convertible arbitrage and capital structure arbitrage to achieve its goals. Convertible arbitrage is a specialized strategy that seeks to profit from mispricing between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Water Island team generally will use, matches a long position in the convertible security with a short position in the underlying common stock. The Water Island team seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Water Island team will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Water Island team will typically buy back a portion of shares it had sold short. Positions are typically designed to earn income from coupon or dividend payments and from the short sale of common stock. Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, the Water Island team may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher.

Equity Special Situations: Equity special situations investing is a specialized strategy that seeks to profit from equity investments when news and events create misperception of a company’s correct stock price. Examples of such news and events, which Water Island refers to as “investment opportunities,” include, but are not limited to: changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes and litigation. The Water Island team’s investment approach is to identify these differences and to tactically purchase or sell short such securities in order to achieve the Fund’s objective.

Among these strategies, merger arbitrage is typically a core allocation within the portfolio. The Water Island team will typically be long the target’s shares and short the acquirer’s stock (to hedge the market risk where the acquirer is using stock and not cash to fund the acquisition). The Water Island team will also use options in an attempt to hedge deal-specific and market risks, especially in the case of cash-only deals where the team will only purchase long the target’s stock.

To answer the fundamental questions, the Water Island team reviews SEC filings, engages with sell-side and buy-side analysts, participates in company conference calls where management explains the rationale behind the merger, talks to key shareholders to assess how they will vote on the deal, assesses competitors, suppliers, and customers to evaluate, for example, overlaps in products and services that might not pass regulatory scrutiny, and, in some cases, consults with regulatory experts on antitrust matters, and discusses with lawyers to get a legal opinion, especially if the deal involves regulators in multiple jurisdictions. The Water Island team builds pro-forma balance-sheet, income, and cash-flow statements, typically looking out 12 months, to see where the synergies of the combined entity may lie.

A key area of emphasis for the Water Island team is assessing the downside risk associated with deal failure. Either a decrease in the share price of the target or an increase in the share price of the acquirer would have negative implications, so the Water Island team performs valuation analysis to assess downside from a deal break. This analysis involves looking at how the companies have traded relative to their own history and peers. There are other considerations as well, including whether or not the target’s share price prior to the deal announcement had an embedded “acquisition premium,” which may lead the team to adjust their downside risk assessment.

The Water Island team will have exposure to foreign deals on a limited basis because deals outside of the U.S. often involve additional complexities and risks, including different laws and regulations than the U.S., along with currency risks. Given a similar risk/reward in a foreign deal and a U.S. deal, the Water Island team will generally lean toward the latter.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

52	Litman Gregory Funds Trust

Shareholder Services

Each Fund is a no-load fund, which means that you pay no sales commissions of any kind. Each business day that the New York Stock Exchange (“NYSE”) is open, each Fund calculates its share price, which is also called the Fund’s NAV per share. Shares are purchased at the next share price calculated after your accepted investment is received. Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

Eligibility

The Funds are not registered for sale outside of the United States and are available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

Description of Classes

The Trust has adopted a multiple class plan. The Smaller Companies Fund offers a single class of shares – Institutional Class shares – in this Prospectus. The Equity Fund, International Fund and Alternative Strategies Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus. The two different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

•	Investor Class shares are charged a 0.25% Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open. The following types of accounts are available to investors:

Individual or Joint Accounts

For your general investment needs:

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement Accounts

Retirement accounts allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts (such as individual retirement accounts (“IRAs”), rollover IRAs, Simplified Employee Pension (SEP) plans and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Funds. All of these accounts need to be established by the plan’s trustee. The Funds do not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement. Retirement investing also involves separate investment procedures.

Gifts or Transfers to Minors (UGMA and UTMA)

To invest for a child’s education or other future needs:

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to a statutorily-defined amount per year per child without paying a federal gift tax. Such amount is subject to change each year. For 2018, the amount is $15,000. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust

For money being invested by a trust:

The trust must be established before an account can be opened. The Funds may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization

For investment needs of corporations, associations, partnerships or other groups:

The Funds do not require a special application. However, the Funds may require additional information prior to establishing an account.

Step 2

How to Choose a Share Class

Before you buy shares in any Fund, you need to decide which class of shares best suits your needs. The Smaller Companies Fund offers a single class of shares – Institutional Class shares – in this Prospectus. The Equity Fund, International Fund and Alternative Strategies Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus. Each class is essentially identical in legal rights and invests in the same portfolio of securities. The difference in the fee structures between the classes for a Fund is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Litman Gregory for investment advisory services. Accordingly, the investment advisory expenses do not vary by class for a Fund.

Conversion Feature

Subject to Litman Gregory’s approval and based on current Internal Revenue Service (“IRS”) guidance, if investors currently holding Investor Class shares meet the criteria for eligible investors and would like to convert to Institutional Class shares, there should be no tax consequences to the converting investor and investors are not subject to the redemption/exchange fees. To inquire about converting your Investor Class shares to Institutional Class shares, please call 1-800-960-0188.

Investor Class Shares

Investor Class shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket, retirement plan or other financial intermediary. Investor Class

Shareholder Services	53

Shareholder Services — (Continued)

shares cannot be purchased directly from the Funds that offer such class. Investor Class shares have adopted a Distribution and Shareholder Servicing Plan (the “Distribution Plan”), pursuant to which each Investor Class may pay up to 0.25% of its average annual net assets to financial planners, mutual fund supermarkets, or any other persons that render assistance in distributing or promoting the sale of shares or that provide certain shareholder services.

Institutional Class Shares

Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with the Funds. The Distribution Plan does not apply to the Institutional Class shares, and as a result, the Institutional Class of a Fund has a lower expense ratio than the Investor Class of the same Fund, which will result in higher investment returns for the Institutional Class over time.

Step 3

The third step involves determining the amount of your investment. The Funds have established the following minimum investment levels for your initial investment, additional investments and ongoing account balances for Institutional Class shares (all Funds) and Investor Class shares (Equity Fund, International Fund and Alternative Strategies Fund only):

Smaller Companies Fund
Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

Equity Fund, International Fund, and Alternative Strategies Fund
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

Litman Gregory may waive the minimum investment from time to time in its discretion.

Step 4

The fourth step involves completing your application to open your account. All shareholders must complete and sign an application in order to establish their account. The type of application depends on the type of account you chose to open. Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Funds’ standard account application. Shareholders who wish to establish retirement accounts must complete the IRA application and adoption agreement. Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form. Be sure to complete the section of the account application indicating the amount you are investing in each Fund.

Step 5

The final step in opening your account is to mail the completed account application, along with your check payable to the Litman Gregory Masters Funds. The Funds do not accept third-party checks, money orders, cashiers checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected, and your investment in the Funds will be delayed.

The mailing addresses for the Funds are:

For Regular Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

For Overnight Delivery:

Litman	Gregory Funds Trust
c/o	DST Asset Manager Solutions, Inc.

330 West Ninth Street

Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program. Until such verification is made, the Funds may temporarily limit share purchases. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Your information will be handled by us as discussed in our privacy notice. Please contact the Transfer Agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

After your account is open, you may increase the amount of your investment by:

•	Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement. Be sure to put your account number on your check and in your letter,

54	Litman Gregory Funds Trust

and please refer to Step 4 above for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.

•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV per share (share price) calculated after your order is received.

To sell shares in a non-retirement account, you may use any of the methods described in this section. To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a medallion guarantee. This is designed to protect you and each Fund from fraud. Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares.

•	Your account registration information has changed within the past 30 days.

•	The redemption check is being mailed to a different address from the one on your account (address of record).

•	The check is being made payable to someone other than the account owner.

Please note that there may be other special cases in which a Medallion Guarantee may be required. Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a medallion guarantee.

Selling Shares by Letter

Write and sign a “letter of instruction” with:

Your Name

Your Fund’s account number

The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

•	Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.
•	Trust Account: The trustee must sign the letter indicating capacity as trustee. If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•	Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter. Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Funds will send a check to the address of record.

Mail your letter to:

For Regular Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

For Overnight Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

330 West Ninth Street

Kansas City, MO 64105

Selling Shares by Telephone

You must select this option on your account application if you wish to use telephone redemption; it is not automatically available. If you selected the telephone redemption option on your account application, you can sell shares simply by calling 1-800-960-0188. If you wish to add this feature to your account, you must do so in writing at least 30 days in advance of any telephonic redemption. The amount you wish to redeem (up to $25,000) will be sent by check to the address of record. This option is not available for retirement accounts.

Selling Shares by Wire

You must sign up for the wire feature before using it. To verify that it is in place, please call 1-800-960-0188. Wire redemptions may be processed for amounts between $5,000 and $25,000. Your wire redemption request must be received by the Funds before 4:00 p.m., Eastern Time for money to be wired the next business day. This option is not available for retirement accounts.

Shareholder and Account Policies

Statements, Reports, and Inquiries

Statements and reports that each Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Financial reports (every six months)

•	Account statements (every six months)

DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services), the Funds’ transfer agent, is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

Shareholder Services	55

Shareholder Services — (Continued)

ALPS Distributors, Inc., the Funds’ principal underwriter, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Exchange Privilege

Exchanges of shares between classes are permitted only as follows: (i) a class of shares of a Fund may be exchanged for the same class of shares of another Fund; and (ii) the Investor Class shares of a Fund may be exchanged for the Institutional Class shares of the same Fund, if the investor is eligible to invest in the Institutional Class shares of that Fund. Shareholders may exchange shares by mailing or delivering written instructions to the Transfer Agent. Such exchange will be treated as a sale of shares and may result in taxable gains. Please specify the names and class of the applicable Fund(s), the number of shares or dollar amount to be exchanged, and your name and account number. You may not utilize an exchange to establish an account into a closed fund.

Exchanging Shares by Telephone

You must select this option on your account application if you wish to use telephone exchange; it is not automatically available. If you selected the telephone exchange option on your account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern Time on a day that the NYSE is open for normal trading. A Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”

Automatic Investment/Withdrawal Plans

One easy way to pursue your financial goals is to invest money regularly. The Funds offer a convenient service that lets you transfer money into your Fund account automatically. Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals. The investment will automatically be processed through the Automated Clearing House (ACH) system. Shares will be issued at the NAV per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form. Certain restrictions apply for retirement accounts. Call 1-800-960-0188 for more information.

Share Price

Each Fund is open for business each day the NYSE is open. Each Fund calculates its NAV per share as of the close of business of the NYSE, normally 4:00 p.m., Eastern Time.

Each Fund’s NAV per share is the value of a single share. The NAV per share is computed by adding the value of each Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV per share is also the redemption price (price to sell one share).

Each Fund’s assets are valued primarily on the basis of market quotations. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Board. Fair value pricing is intended to be used as necessary in order to accurately value the Funds’ portfolio securities and their respective NAVs. The SAI further describes the Funds’ valuation procedures. Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

General Purchase Information

•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•	The Funds do not accept cash, money orders, cashiers checks, starter checks, official bank checks, credit cards or third-party checks. If you send any of these instruments, your purchase order will be rejected, and your investment in the Funds will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Funds or the Transfer Agent incur.

•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

•	Each Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in Litman Gregory’s opinion, it is so large that it would disrupt management of the Funds. Orders will also be rejected from persons believed by the Fund to be “market timers.”

12b-1 Plan

The Trust has adopted the “Distribution Plan” under the Investment Company Act of 1940, as amended, on behalf of the Equity Fund, International Fund and Alternative Strategies Fund. Under the Distribution Plan, the Equity Fund, International Fund and Alternative Strategies Fund are authorized to pay the Funds’ distributor a fee for the sale and distribution of the Investor Class shares of the Equity Fund, International Fund and Alternative Strategies Fund and for related services the Funds’ distributor provides to shareholders of the Investor Class shares. The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for the Equity Fund, International Fund and Alternative Strategies Fund. Because this fee is paid out of the assets of the Investor Class of the Equity Fund, International Fund and Alternative Strategies Fund on an on-going basis, over time these fees will increase the cost of your investment in the Equity Fund, International Fund and Alternative Strategies Fund shares and may cost you more than

56	Litman Gregory Funds Trust

paying other types of sales charges. Institutional Class shares are not subject to the Distribution Plan.

Buying and Selling Shares through Financial Intermediaries

You may buy and sell shares of the Funds through certain financial intermediaries (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Funds may pay the financial intermediary (or agent) a fee for performing this account maintenance service. The financial intermediary (or agent) may charge you a fee for handling your order, which may be in addition to the fees described in this Prospectus. The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.

Redemptions

•	After the Trust has received your redemption request and all proper documents, payment for shares tendered will generally be made within (i) one to three business days for redemptions made by wire, and (ii) three to five business days for ACH redemptions. Normally, redemption payments by check will be mailed to you on the next business day, but your actual receipt of the check will be subject to postal delivery schedules and timing. If making immediate payment could adversely affect the Funds, it may take up to seven days to pay you. The Funds may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•	A Fund typically expects to meet redemptions with positive cash flows. When that cash is not available, the Fund will seek to maintain its portfolio weightings by selling a cross-section of the Fund’s holdings to meet redemptions.

•	During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, you could receive your redemption proceeds in the form of readily marketable securities. Receiving securities instead of cash is called “redemption in kind.” The Funds may redeem shares in kind during both normal and stressed market conditions, including when the amount you are redeeming from a Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. You may incur brokerage and other costs in converting to cash any securities distributed. It may take up to several weeks for the initial portion of the in-kind securities to be delivered to you, and substantially longer periods for the remainder of the in-kind securities to be delivered to you, in payment of your redemption in kind.
•	Under certain circumstances, including stressed market conditions, a Fund may also borrow money (subject to certain regulatory conditions) through a bank line of credit, including from a joint credit facility, in order to meet redemption requests.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

Policy Regarding Excessive Trading and Market Timing

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies are summarized below.

Purchases and exchanges of shares of the Funds should be made for long-term investment purposes only. The Funds, as a matter of policy, actively discourage market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds or their agents will be able to identify such investors or curtail their practices. The ability of the Funds and their agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing omnibus account arrangements may not identify customers’ trading activity in shares of a Fund on an individual basis (although in order for financial intermediaries to purchase Fund shares in nominee name on behalf of other persons, the Funds are required to enter into shareholder information agreements with the financial intermediaries, which may result in the disclosure of certain identifying information about shareholders to the Funds). Consequently, the Funds may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may be multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Funds of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Funds, the Funds and their agents consider the information actually available to them at the time.

Each Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares Litman Gregory believes could be harmful to a Fund). The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent

Shareholder Services	57

Shareholder Services — (Continued)

purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. The Funds may, and the International Fund will, invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage. There can be no assurance that the Funds or Litman Gregory will identify all frequent purchase and sale activity affecting a Fund.

Each Fund May Close Small Accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by a Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500 (unless you invest in Investor Class shares only, in which case less than $250). If a Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500 (or $250, as applicable), and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 (or $250, as applicable) before a Fund takes any action.

Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Dividends, Capital Gains and Taxes

The Funds generally distribute substantially all of their net income and capital gains, if any, to shareholders each year. Normally, dividends and capital gains are distributed annually in November or December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Funds offer three options:

•	Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Funds. If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•	Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount). The

Funds will automatically reinvest all distributions under $10 in additional shares of the Funds, even if you have elected the cash option. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1⁄2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV per share at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments. The Funds pass their earnings along to investors as distributions. Each Fund earns dividends from stocks and interest from short-term investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gains distributions.

Taxes

As with any investment, you should consider how your investment in each Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes. If you live outside of the United States, your distributions could also be taxed by the country in which you reside, as well as potentially subject to U.S. withholding taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal income tax purposes, each Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, each Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between Funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of a Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

58	Litman Gregory Funds Trust

“Buying a Dividend.” If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal income taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

When you sign your account application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 28% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a Fund to withhold 28% of your taxable distributions and redemptions.

Shareholder Services	59

Index Descriptions

The 3-Month LIBOR represents the average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of 3 months.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The Morningstar Foreign Large Blend Category measures the performance of foreign large-blend funds which invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.

The Morningstar Large Blend Category measures the performance of large-blend funds which have portfolios that are fairly representative of the overall stock market in size, growth rates, and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds returns are often similar to those of the S&P 500 Index.

The Morningstar Small Blend Category measures the performance of small-blend funds which favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.

The Morningstar Multialternative Category measures the performance of funds that use a combination of alternative strategies such as taking long and short positions in equity and debt, trading futures, or using convertible arbitrage, among others. Funds in this category have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

The MSCI ACWI ex-U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI EAFE Index comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East and is used to measure international equity performance.

The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies of the Russell 3000® Index.

The Russell 2000® Index measures the performance of the 2,000 smallest U.S. companies of the Russell 3000® Index.

The Russell 3000® Index is a broad-based index that measures the performance of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

Direct investment in an index is not possible.

Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

60	Litman Gregory Funds Trust

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five -years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This financial information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report to Shareholders, which is available upon request.

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS EQUITY FUND
	Institutional Class
	Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value, beginning of year	$17.02	$16.08	$18.01		$17.98	$13.88

Income from investment operations:
Net investment income (loss)	(0.01)[1]	0.13 [1]	0.07	[1]	(0.01)[1]	(0.04)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.61	1.81	(0.41)		2.02	4.88

Total income (loss) from investment operations	3.60	1.94	(0.34)		2.01	4.84

Less distributions:
From net investment income	—	(0.14)	(0.06)		—	—
From net realized gains	(1.52)	(0.86)	(1.53)		(1.98)	(0.74)

Total distributions	(1.52)	(1.00)	(1.59)		(1.98)	(0.74)

Redemption fee proceeds	—	—	—		— ^	— ^

Net asset value, end of year	$19.10	$17.02	$16.08		$18.01	$17.98

Total return	21.15%	11.98%	(1.87)%		11.07%	35.14%

Ratios/supplemental data:
Net assets, end of year (millions)	$339.5	$313.5	$321.2		$419.6	$420.2

Ratios of total expenses to average net assets:
Before fees waived	1.27%[2]	1.27%[2]	1.28%[2]		1.27%	1.30%

After fees waived	1.15%[2,3]	1.17%[2,3]	1.18	%[2],3	1.17%[3]	1.23%[3]

Ratio of net investment income (loss) to average net assets	(0.07)%[2]	0.78%[2]	0.37%[2]		(0.03)%	(0.27)%

Portfolio turnover rate	33.49%[4]	26.98%[4]	33.94%[4]		52.70%[4]	113.28%[4]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights	61

Financial Highlights — (Continued)

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS EQUITY FUND
	Investor Class
	Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value, beginning of year	$16.82	$15.90	$17.83		$17.87	$13.79

Income from investment operations:
Net investment income (loss)	(0.06)[1]	0.08 [1]	0.02	[1]	(0.05)[1]	(0.11)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.57	1.80	(0.39)		1.99	4.93

Total income (loss) from investment operations	3.51	1.88	(0.37)		1.94	4.82

Less distributions:
From net investment income	—	(0.10)	(0.03)		—	—
From net realized gains	(1.52)	(0.86)	(1.53)		(1.98)	(0.74)

Total distributions	(1.52)	(0.96)	(1.56)		(1.98)	(0.74)

Redemption fee proceeds	—	—	—		—	—

Net asset value, end of year	$18.81	$16.82	$15.90		$17.83	$17.87

Total return	20.87%	11.72%	(2.08)%		10.75%	35.22%

Ratios/supplemental data:
Net assets, end of year (thousands)	$62.3	$99.5	$122.5		$76.7	$91.7

Ratios of total expenses to average net assets:
Before fees waived	1.52%[2]	1.51%[2]	1.53%[2]		1.52%	1.55%

After fees waived	1.40%[2,3]	1.42%[2,3]	1.43	%[2],3	1.42%[3]	1.48%[3]

Ratio of net investment income (loss) to average net assets	(0.31)%[2]	0.48%[2]	0.09%[2]		(0.28)%	(0.52)%

Portfolio turnover rate	33.49%[4]	26.98%[4]	33.94%[4]		52.70%[4]	113.28%[4]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

62	Litman Gregory Funds Trust

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS INTERNATIONAL FUND
	Institutional Class
	Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value, beginning of year	$14.77	$16.13	$17.36		$18.06	$15.02

Income from investment operations:
Net investment income	0.20 [1,2]	0.23 [1]	0.22	[1]	0.17 [1]	0.18
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.28	(0.98)	(1.18)		(0.66)	3.04

Total income (loss) from investment operations	3.48	(0.75)	(0.96)		(0.49)	3.22

Less distributions:
From net investment income	(0.52)	(0.61)	(0.27)		(0.21)	(0.18)
From net realized gains	—	—	—		—	—

Total distributions	(0.52)	(0.61)	(0.27)		(0.21)	(0.18)

Redemption fee proceeds	—	—	—	^	— ^	— ^

Net asset value, end of year	$17.73	$14.77	$16.13		$17.36	$18.06

Total return	23.61%	(4.61)%	(5.52)%		(2.72)%	21.47%

Ratios/supplemental data:
Net assets, end of year (millions)	$681.1	$621.3	$1,021.1		$1,175.7	$1,328.2

Ratios of total expenses to average net assets:
Before fees waived	1.26%[3]	1.28%[4]	1.24%[3]		1.24%	1.30%

After fees waived	0.98%[3,5]	1.00%[4,5]	0.99	%[3],5	1.03%[5]	1.11%[5]

Ratio of net investment income to average net assets	1.18%[2,3]	1.51%[4]	1.22%[3]		0.94%	1.02%

Portfolio turnover rate	41.90%[6]	43.84%[6]	51.68%[6]		70.08%[6]	112.35%[6]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[4]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[5]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[6]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights	63

Financial Highlights — (Continued)

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS INTERNATIONAL FUND
	Investor Class
	Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value, beginning of year	$14.68	$16.02	$17.22		$17.92	$14.92

Income from investment operations:
Net investment income	0.09 [1,2]	0.21 [1]	0.17	[1]	0.12 [1]	0.12
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.34	(1.00)	(1.15)		(0.65)	3.03

Total income (loss) from investment operations	3.43	(0.79)	(0.98)		(0.53)	3.15

Less distributions:
From net investment income	(0.28)	(0.55)	(0.22)		(0.17)	(0.15)
From net realized gains	—	—	—		—	—

Total distributions	(0.28)	(0.55)	(0.22)		(0.17)	(0.15)

Redemption fee proceeds	—	—	—		—	— ^

Net asset value, end of year	$17.83	$14.68	$16.02		$17.22	$17.92

Total return	23.36%	(4.93)%	(5.69)%		(2.98)%	21.12%

Ratios/supplemental data:
Net assets, end of year (millions)	$3.3	$84.9	$245.2		$342.3	$345.4

Ratios of total expenses to average net assets:
Before fees waived	1.55%[3]	1.53%[4]	1.49%[3]		1.49%	1.55%

After fees waived	1.25%[3,5]	1.25%[4,5]	1.23	%[3],5	1.28%[5]	1.36%[5]

Ratio of net investment income to average net assets	0.53%[2,3]	1.40%[4]	0.94%[3]		0.66%	0.76%

Portfolio turnover rate	41.90%[6]	43.84%[6]	51.68%[6]		70.08%[6]	112.35%[6]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[4]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[5]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[6]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

64	Litman Gregory Funds Trust

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS SMALLER COMPANIES FUND
	Institutional Class
	Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value, beginning of year	$20.71	$17.43	$20.09		$20.94	$15.30

Income from investment operations:
Net investment loss	(0.07)[1]	(0.01)[1]	(0.15)[1]		(0.13)[1]	(0.16)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	3.06	3.29	(2.51)		(0.72)	5.80

Total income (loss) from investment operations	2.99	3.28	(2.66)		(0.85)	5.64

Less distributions:
From net investment income	—	—	—		—	—
From net realized gains	—	—	—		—	—

Total distributions	—	—	—		—	—

Redemption fee proceeds	—	—	—		—	— ^

Net asset value, end of year	$23.70	$20.71	$17.43		$20.09	$20.94

Total return	14.44%	18.82%	(13.24)%		(4.06)%	36.86%

Ratios/supplemental data:
Net assets, end of year (millions)	$33.4	$37.2	$41.0		$73.2	$84.4

Ratios of total expenses to average net assets:
Before fees waived	1.74%[2]	1.66%[2]	1.69%[2]		1.54%	1.54%

After fees waived	1.32%[2,3]	1.24%[2,3]	1.59	%[2],3	1.44%[3]	1.47%[3]

Ratio of net investment loss to average net assets	(0.30)%[2]	(0.06)%[2]	(0.75)%[2]		(0.62)%	(0.83)%

Portfolio turnover rate	107.51%	51.32%	60.73%		104.22%	153.56%

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

Financial Highlights	65

Financial Highlights — (Continued)

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND
	Institutional Class
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$11.45		$10.99		$11.44		$11.42		$11.01

Income from investment operations:
Net investment income	0.26	[1]	0.31	[1]	0.30	[1]	0.27	[1]	0.26
Net realized gain and net change in unrealized appreciation on investments, foreign currency, short sales, options, futures and swap contract	0.25		0.44		(0.40)		0.14		0.43

Total income (loss) from investment operations	0.51		0.75		(0.10)		0.41		0.69

Less distributions:
From net investment income	(0.27)		(0.29)		(0.32)		(0.31)		(0.28)
From net realized gains	—		—		(0.03)		(0.08)		—

Total distributions	(0.27)		(0.29)		(0.35)		(0.39)		(0.28)

Redemption fee proceeds	—		—		—		—	^	— ^

Net asset value, end of year	$11.69		$11.45		$10.99		$11.44		$11.42

Total return	4.51%		6.87%		(0.77)%		3.58%		6.32%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,828.1		$1,368.9		$1,176.9		$855.2		$600.9

Ratios of total expenses to average net assets:
Before fees waived	1.75%[6]		1.83%[5]		1.94%[4]		1.87%[3]		1.82%[2]

After fees waived	1.66	%[6],7	1.75	%[5],7	1.85	%[4],7	1.74	%3,[7]	1.66%[2,7]

Ratio of net investment income to average net assets	2.25%[6]		2.78%[5]		2.62%[4]		2.32%[3]		2.53%[2]

Portfolio turnover rate	169.34%[8]		142.24%[8]		145.97%[8]		156.88%[8]		179.19%[8]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.17% of average net assets.
[3]	Includes Interest & Dividend expense of 0.25% of average net assets.
[4]	Includes Interest & Dividend expense of 0.36% of average net assets.
[5]	Includes Interest & Dividend expense of 0.28% of average net assets.
[6]	Includes Interest & Dividend expense of 0.20% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

66	Litman Gregory Funds Trust

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND
	Investor Class
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$11.46		$11.00		$11.45		$11.43		$11.02

Income from investment operations:
Net investment income	0.23	[1]	0.28	[1]	0.28	[1]	0.24	[1]	0.24
Net realized gain and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.25		0.44		(0.40)		0.14		0.43

Total income (loss) from investment operations	0.48		0.72		(0.12)		0.38		0.67

Less distributions:
From net investment income	(0.24)		(0.26)		(0.30)		(0.28)		(0.26)
From net realized gains	—		—		(0.03)		(0.08)		—

Total distributions	(0.24)		(0.26)		(0.33)		(0.36)		(0.26)

Redemption fee proceeds	—		—		—		—	^	— ^

Net asset value, end of year	$11.70		$11.46		$11.00		$11.45		$11.43

Total return	4.14%		6.67%		(0.95)%		3.33%		6.07%

Ratios/supplemental data:
Net assets, end of year (millions)	$206.0		$179.8		$190.6		$166.7		$108.3

Ratios of total expenses to average net assets:
Before fees waived	2.00%[6]		2.08%[5]		2.18%[4]		2.12%[3]		2.07%[2]

After fees waived	1.90	%[6],7	2.00	%[5],7	2.03	%[4],7	1.99	%3,[7]	1.91%[2,7]

Ratio of net investment income to average net assets	2.01%[6]		2.54%[5]		2.44%[4]		2.07%[3]		2.27%[2]

Portfolio turnover rate	169.34%[8]		142.24%[8]		145.97%[8]		156.88%[8]		179.19%[8]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.17% of average net assets.
[3]	Includes Interest & Dividend expense of 0.25% of average net assets.
[4]	Includes Interest & Dividend expense of 0.36% of average net assets.
[5]	Includes Interest & Dividend expense of 0.28% of average net assets.
[6]	Includes Interest & Dividend expense of 0.20% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights	67

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Not Part of Prospectus

Privacy Notice

For More Information

Statement of Additional Information:

The SAI contains additional information about the Funds.

Annual and Semi-Annual Reports:

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

The SAI and the Funds’ Annual and Semi-Annual Reports to Shareholders are available, without charge, upon request. To request an SAI or the Funds’ Annual or Semi-Annual Reports to Shareholders, or to make shareholder inquiries or to obtain other information about the Funds, please call 1-800-960-0188. You may also obtain a copy of the SAI or Annual or Semi-Annual Reports, free of charge, by accessing the Funds’ website (http://www.mastersfunds.com), or by writing to the Funds.

SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Funds’ Annual or Semi-Annual Reports to Shareholders and other information about the Funds on the EDGAR Database at the Securities and Exchange Commission’s (“SEC”) internet site at www.sec.gov. You may also visit the SEC’s Public Reference Room in Washington, D.C. to review and copy information about the Funds (including the SAI). Information on the operation of the Public Reference Room can be obtained by calling the SEC at (202) 551-8090. You may request copies of information available on the EDGAR Database by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by an electronic request at the following E-mail address: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
Equity Fund	Equity
Institutional Class		MSEFX	53700T108	305
Investor Class		MSENX	53700T504	475
International Fund	Intl
Institutional Class		MSILX	53700T207	306
Investor Class		MNILX	53700T603	476
Smaller Companies Fund	Smaller
Institutional Class		MSSFX	53700T306	308
Alternative Strategies Fund	Alternative
Institutional Class		MASFX	53700T801	421
Investor Class		MASNX	53700T884	447

Website:

www.mastersfunds.com

Litman Gregory Funds Trust P.O. Box 219922 Kansas City, MO 64121-9922 1-800-960-0188	ALPS Distributors, Inc. Denver, Colorado 80203 ©2018 Litman Gregory Fund Advisors, LLC. All rights reserved.

Investment Company Act File No: 811-07763

LITMAN GREGORY FUNDS TRUST

Litman Gregory Masters Equity Fund - Institutional Class – MSEFX

Investor Class – MSENX

Litman Gregory Masters International Fund - Institutional Class – MSILX

Investor Class – MNILX

Litman Gregory Masters Smaller Companies Fund - Institutional Class – MSSFX

Litman Gregory Masters Alternative Strategies Fund - Institutional Class – MASFX

Investor Class – MASNX

STATEMENT OF ADDITIONAL INFORMATION

Dated April 30, 2018

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated April 30, 2018, as it may be amended from time to time, of Litman Gregory Masters Equity Fund (the “Equity Fund”), Litman Gregory Masters International Fund (the “International Fund”), Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”), and Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund,” and collectively with the Equity Fund, the International Fund, and the Smaller Companies Fund, the “Funds”), each a series of the Litman Gregory Funds Trust (the “Trust”), formerly known as the Masters’ Select Funds Trust until August 2011 and the Masters’ Select Investment Trust until December 1997. Litman Gregory Fund Advisors, LLC (the “Advisor” or “Litman Gregory”) is the investment advisor of the Funds. The Advisor has retained certain investment managers as sub-advisors (each, a “Sub-Advisor,” and collectively, the “Sub-Advisors”), each responsible for portfolio management of a segment of a Fund’s total assets. A copy of the Funds’ prospectus and most recent annual report may be obtained from the Trust without charge at 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596, telephone 1-800-960-0188.

The Funds’ audited financial statements for the fiscal year ended December 31, 2017 are incorporated by reference to the Funds’ Annual Report for the fiscal year ended December 31, 2017.

FUND HISTORY

The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of four separate series: the Equity Fund, the International Fund, the Smaller Companies Fund, and the Alternative Strategies Fund.

The Equity Fund commenced operations on December 31, 1996. On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class, and the Investor Class commenced operations.

The International Fund commenced operations on December 1, 1997. On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class, and the Investor Class commenced operations.

The Smaller Companies Fund commenced operations on June 30, 2003. On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The Alternative Strategies Fund commenced operations on September 30, 2011. Both the Institutional Class and the Investor Class commenced operations on that date.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of each Fund is fundamental and therefore may be changed only with the favorable vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund. Each Fund’s investment objective is set forth in the Funds’ prospectus. There is no assurance that each Fund will achieve its investment objective. The discussion below supplements information contained in the prospectus as to the investment policies of each Fund.

Investment policies or descriptions that are described as percentages of “the Fund’s net assets” are measured as percentages of the Fund’s net assets plus borrowings for investment purposes. The investment policies of the Equity Fund, International Fund, and Smaller Companies Fund with respect to “80% of the Fund’s net assets” may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.

Cash Position

When a Fund’s Sub-Advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-Advisor is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual—they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, the Advisor or a Fund’s Sub-Advisor may also temporarily increase a Fund’s cash position to protect its assets or maintain liquidity. Partly because the Sub-Advisors act independently of each other, the cash positions of the Funds may vary significantly.

When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Equity Securities

The Funds may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-size companies, it will be exposed to the risks of small- and medium-size companies. Such companies often have limited product lines or services, have narrower markets for their goods and/or services, and more limited managerial and financial resources than larger, more established companies. In addition, because these companies are not well-known to the investing public, they may not have significant institutional ownership and may be followed by relatively few security analysts, and there will normally be less publicly available information when compared to larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the price and liquidity of securities held by the Fund. As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, the cash a company generates, and the value of a company’s assets. However, over short periods of time, the price of any company, whether successful or not, may increase or decrease in price by a meaningful percentage. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of that company’s common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants

Each Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Other Corporate Debt Securities

Each Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which each Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities

Each Fund may invest a portion of its net assets in debt securities rated below “Ba1” by Moody’s, below “BB+” by Standard & Poor’s (“S&P”) or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Baa” by Moody’s and/or “BBB” by S&P are commonly referred to as “junk bonds.” Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing a Fund’s rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Sub-Advisor’s ability to accurately value high yield bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Sub-Advisor must monitor the issuers of high yield bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so a Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Exchange-Traded Notes

The Funds may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. The tax treatment of ETNs is unclear. No statutory, juridical or administrative authority directly discusses how ETNs should be treated in this context for U.S. federal income tax purposes. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Participation Notes (International Fund and Alternative Strategies Fund)

The International Fund and the Alternative Strategies Fund may invest in participation notes (“P-Notes”). Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The International Fund and the Alternative Strategies Fund may use P-Notes to establish a position in such markets as a substitute for direct investment. The International Fund and the Alternative Strategies Fund may also invest in P-Notes, as an alternative to investing directly in the underlying security, if Litman Gregory determines that P-Notes offer greater liquidity than the underlying security. P-Notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency, or market. When the P-Note matures, the issuer of the P-Note will pay to, or receive from, the International Fund or the Alternative Strategies Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate, including, as applicable, foreign, emerging, and frontier risks. In addition, P-Notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the issuer of the P-Note will not fulfill its contractual obligation to complete the transaction with the International Fund or the Alternative Strategies Fund. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the International Fund and the Alternative Strategies Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a P-Note against the issuer of the underlying assets. In addition, P-Notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

Short-Term Investments

Each Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposits, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” below. Such risks include those related to future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the possible adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes in which a Fund may invest will consist of issues rated at the time of purchase “AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Loan Participations and Assignments (Bank Debt) (Alternative Strategies Fund)

The Alternative Strategies Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling a Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, the Fund generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

In certain cases, the rights and obligations acquired by the Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, the Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for the Fund to assign a value to Assignments or Participations when valuing the Fund’s securities and calculating its net asset value (“NAV”).

The Alternative Strategies Fund limits the amount of its assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions” below). For purposes of these limits, the Fund will generally treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of Participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the Participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (the “SEC”) interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Money Market Funds

Each Fund may under certain circumstances invest a portion of its assets in money market funds. The 1940 Act generally prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. The Advisor and the Sub-Advisors will not impose advisory fees on assets of a Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by a Fund of its pro rata share of advisory and administrative fees charged by such fund.

Municipal Securities (Alternative Strategies Fund)

The Alternative Strategies Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Shareholders of the Alternative Strategies Fund should be aware that certain deductions and exemptions may be designated “tax preference items,” which must be added back to taxable income for purposes of calculating a shareholder’s federal alternative minimum tax (“AMT”), if applicable to such shareholder. Tax preference items may include tax-exempt interest on private activity bonds. To the extent that the Alternative Strategies Fund invests in private activity bonds, its shareholders may be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders are encouraged to consult their tax advisors in this regard.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Government Obligations

Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Each Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Zero Coupon Securities

Each Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury. Zero coupon Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

Variable and Floating Rate Instruments

Each Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by a Sub-Advisor under guidelines established by the Board to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund. In making such determinations, a Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event that the issuer of the instrument defaults on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Asset-Backed Securities (Alternative Strategies Fund)

The Alternative Strategies Fund may invest in asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured entities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Mortgage-Related Securities

Each Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Each Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all sub-divisions of the financial services industry. Sub-prime mortgage-related losses and write downs among investment banks and similar institutions reached significant levels in 2008. The impact of these losses among traditional banks, investment banks, broker-dealers and insurers has forced a number of such institutions into either liquidation or combination, while also drastically increasing the volatility of their stock prices. In some cases, the U.S. government has acted to bail out select institutions, such as insurers; however the risks associated with investment in stocks of such insurers has nonetheless increased substantially.

While the U.S. Department of the Treasury, Federal Reserve Board and Congress have taken steps to address problems in the financial markets and with financial institutions, there can be no assurance that the risks associated with investments in financial services company issuers will decrease as a result of these steps.

U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-throughs.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Collateralized Mortgage Obligations (“CMOs”). A domestic or foreign CMO in which a Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Real Estate Investment Trusts

Each Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for preferential tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities. A Fund’s investment in a REIT may require a Fund to accrue and distribute income not yet received or may result in a Fund making distributions that constitute a return of capital to a Fund’s shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Investments in REITs by a Fund may subject its shareholders to multiple levels of fees and expenses as a Fund’s shareholders will directly bear the fees and expenses of a Fund and will also indirectly bear a portion of the fees and expenses of the REITs in which a Fund invests.

Foreign Investments and Currencies

Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers). Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

Depositary Receipts. Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Forward Foreign Currency Exchange Contracts (Alternative Strategies Fund). The Alternative Strategies Fund may use forward foreign currency exchange contracts for hedging purposes as well as investment purposes. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

•	Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”).

•	Do not require an initial margin deposit.

•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies (Alternative Strategies Fund). A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Funds’ investments. Responses to the financial problems by European Union governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In a public referendum in June 2016, the United Kingdom (“UK”) voted to leave the European Union (the “EU”), a process now commonly referred to as “Brexit”. On March 29, 2017, UK Prime Minister Theresa May delivered a letter invoking Article 50 of the Lisbon Treaty and notifying the European Council of the UK’s decision to withdraw from the EU. The letter triggered the two-year withdrawal negotiation process. It is anticipated that the UK will leave the EU on or before March 29, 2019. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.

Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Sub-Advisors expect that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding or other taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.

Costs. To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging markets. Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, a Sub-Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Sub-Advisor’s assessment of prevailing market, economic and other conditions.

Options on Securities and Securities Indices

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Sub-Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Sub-Advisor believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Stock Index Options. Each Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund’s portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index would be subject to a Sub-Advisor’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund. It is the policy of each Fund to purchase put or call options only with respect to an index which a Sub-Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code with respect to qualification of a Fund as a regulated investment company. See “Dividends and Distributions” and “Taxation.”

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See “Dealer Options” below.

Dealer Options. Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to a Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. Each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Spread Transactions. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Forward Currency Contracts

Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Credit Default Swap Agreements (Alternative Strategies Fund)

The Alternative Strategies Fund may enter into credit default swap agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or the seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the “par value” (full notional value) of the reference obligation. If the Fund writes a credit default swap, it would normally be required to segregate liquid assets equal in value to the notional value of the contract. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause the Fund to hold a defaulted security. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

In a single name credit default swap the underlying asset or reference obligation is a bond of one particular issuer or reference entity. There are generally two sides to the swap trade: a buyer of protection and a seller of protection. If the reference entity of a credit default swap experiences what is known as a credit event (such as a bankruptcy, downgrade, etc.), then the buyer of protection (who pays a premium for that protection) can receive payment from the seller of protection. This is desirable because the price of those bonds will experience a decrease in value due to the negative credit event. There is also the option of physical, rather than cash, trade settlement in which the underlying bond or reference obligation actually changes hands, from buyer of protection to seller of protection.

The major tradable indexes for credit default swaps are: CDX, ABX, CMBX and LCDX. The CDX indexes are broken out between investment grade, high yield, high volatility, crossover and emerging market. For example, the CDX.NA.HY is an index based on a basket of North American (NA) single-name high yield credit default swaps. The crossover index includes names that are split rated, meaning they are rated “investment grade” by one agency, and “below investment grade” by another.

The CDX index rolls over every six months, and its 125 names enter and leave the index as appropriate. For example, if one of the names is upgraded from below investment grade to investment grade, it will move from the high yield index to the investment grade index when the rebalance occurs.

The ABX and CMBX are baskets of credit default swaps on two securitized products: asset-backed securities and commercial mortgage-backed securities. The ABX is based on asset-backed securities home equity loans and the CMBX on commercial mortgage-backed securities. There are five separate ABX indexes for ratings ranging from ‘AAA’ to ‘BBB-’. The CMBX also has the same breakdown of five indexes by ratings, but is based on a basket of 25 credit default swaps, which reference commercial mortgage-backed securities.

The LCDX is a credit derivative index with a basket made up of single-name, loan-only credit default swaps. The loans referred to are leveraged loans. The basket is made up of 100 names. Although a bank loan is considered secured debt, the names that usually trade in the leveraged loan market are lower quality credits (if they could issue in the normal investment grade markets, they would). Therefore, the LCDX index is used mostly by those looking for exposure to high-yield debt.

All of the aforementioned indexes are issued by the Credit Default Swaps Index Company and administered by Markit. For these indexes to work, they must have sufficient liquidity. Therefore, the issuer has commitments from the largest dealers (large investment banks) to provide liquidity in the market.

Total Return Swap Agreements (Alternative Strategies Fund)

The Alternative Strategies Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Futures Contracts and Related Options

Each Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. A Fund may trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the CFTC. A Fund will segregate liquid assets in a separate account with its custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, a Fund will be required to deposit in a segregated account with its custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and a Fund will be required to make a variation margin payment to the broker.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is made on closing the position. Additional cash is paid by or released to a Fund, which realizes a loss or a gain.

In addition to amounts segregated or paid as initial and variation margin, a Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with SEC requirements intended to ensure that a Fund’s use of futures is unleveraged. The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

Stock Index Futures Contracts. Each Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate or Financial Futures Contracts. Each Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by a Fund would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

Each Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper. Each Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate Caps, Floors and Collars (Alternative Strategies Fund). The Alternative Strategies Fund may use interest rate caps, floors and collars for the same purposes or similar purposes as for which it uses interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are generally individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.

Foreign Currency Futures Contracts. Each Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit (“ECU”). Other foreign currency futures contracts are likely to be developed and traded in the future. Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in a Fund’s portfolio may decline. If this occurs, a Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Sub-Advisor may still not result in a successful hedging transaction over a very short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Successful use of futures by a Fund is also subject to a Sub-Advisor’s ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

Options on Futures Contracts. As described above, each Fund may purchase options on the futures contracts they can purchase or sell. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

Restrictions on the Use of Futures Contracts and Related Options. Each Fund may engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in a Fund’s portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of each Fund. A Fund may not purchase or sell futures or purchase related options for purposes other than bona fide hedging if, immediately thereafter, more than 25% of its total assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on a Fund’s existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund’s total assets.

These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not “fundamental restrictions” and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of each Fund.

The extent to which a Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See “Taxation.”

Exclusion from Definition of Commodity Pool Operator

The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (“CEA”), pursuant to Rule 4.5 under the CEA promulgated by the CFTC. Therefore, neither the Funds nor the Advisor is subject to registrations or regulation as a commodity pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exclusion, each Fund is limited in its ability to invest in certain financial instruments regulated under the CEA (“commodity interests”), including futures, options and certain swaps (including securities futures, broad-based stock index futures and financial futures contracts). In the event that the Funds’ investments in commodity interests are not within the thresholds set forth in the Rule 4.5 exclusion, the Advisor may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Funds, which may increase the Funds’ expenses and adversely affect the Funds’ total returns. The Advisor’s eligibility to claim the 4.5 exclusion with respect to the Funds will be based upon, among other things, the level and scope of the Funds’ investments in commodity interests, the purposes of such investments and the manner in which the Funds hold out their use of commodity interests. As a result, in the future, the Funds will be more limited in their ability to invest in commodity interests than in the past, which may negatively impact on the ability of the Advisor to manage the Funds and the Funds’ performance.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Sub-Advisor, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act, and the total repurchase agreements of a Fund are limited to 33-1/3% of its total assets.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund’s securities is disadvantageous.

Each Fund causes its custodian to segregate liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment. Such assets are marked to market daily to ensure full collateralization is maintained.

Dollar Roll Transactions

Each Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by a Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of a Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for a Fund exceeding the yield on the securities sold.

At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other high-grade liquid debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

When-Issued Securities, Forward Commitments and Delayed Settlements

Each Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the Custodian will set aside, and the Fund will identify on its books, cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of a Sub-Advisor to manage it may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities

Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year. A Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Inflation-Linked and Inflation-Indexed Securities

The Alternative Strategies Fund may invest in inflation-linked bonds. The principal amount of these bonds increases with increases in the price index used as a reference value for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period the Fund holds inflation-linked securities, the Fund may earn less on such bonds than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

Borrowing

Each of the Equity Fund, International Fund and Smaller Companies Fund is authorized to borrow money from banks from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowing. The Alternative Strategies Fund is authorized to borrow money from banks in amounts up to 33-1/3% of its total assets. Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowing s for temporary purposes and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. The 1940 Act requires a Fund to maintain continuous asset coverage (i.e., total assets including borrowings less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities

Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the loan collateral must be equal to at least 100% of the value of the loaned securities, and the borrower must increase such collateral such that it remains equal to 100% of the value of the loaned securities whenever the price of the loaned securities increases (i.e., mark to market on a daily basis); (ii) the Fund must be able to terminate the loan at any time; (iii) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (iv) the Fund may pay reasonable custodial fees in connection with the lending of portfolio securities, which fees must be negotiated by the Fund and the custodian and be approved by the Board; and (v) although the voting rights may pass with the lending of securities, the Board must be obligated to call the loan in time to vote the securities if a material event affecting the investment on loan is to occur.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

The Board has appointed State Street Bank and Trust Company, the Funds’ custodian, as securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on this list and will not lend its securities to be sold short.

Short Sales

Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Each Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan. To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities

Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisor. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Sub-Advisor, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Exchange-Traded Funds

The Funds may invest in exchange-traded funds (“ETFs”), which are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies.

Merger Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize merger arbitrage as an investment strategy. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Sub-

Advisors may sell securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Convertible Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize convertible arbitrage as an investment strategy. Convertible Arbitrage is a specialized strategy that seeks to profit from mispricings between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Capital Structure Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize capital structure arbitrage as an investment strategy. This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Initial Public Offerings

The Funds may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small- or micro-cap size. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund’s asset base increases, IPOs often have a diminished effect on such Fund’s performance.

Risks of Investing in Small Companies

Each Fund may, and the Smaller Companies Fund will, invest in securities of small companies. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. A Sub-Advisor’s research efforts may also play a greater role in selecting securities for a Fund than in a fund that invests in larger, more established companies.

Risks of Increased Reliance on Data Analytics

In recent years, the asset management business has become increasingly dependent on data analytics to support portfolio management, investment operations and compliance. The Advisor’s and Sub-Advisors’ regulators have also substantially increased the extent and complexity of the data analytic component of compliance requirements. A failure to source accurate data from third parties or to correctly analyze, integrate or apply data could result in operational, trade or compliance errors, could cause portfolio losses, and could lead to regulatory concerns.

Investment Restrictions

The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of a Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

As a matter of fundamental policy, each Fund is diversified; i.e., as to 75% of the value of its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) a Fund may not purchase more than 10% of the outstanding voting securities of an issuer. Each Fund’s investment objective is also fundamental.

The following fundamental investment restrictions pertain to the Equity Fund, International Fund, and Smaller Companies Fund.

Each Fund may not:

1. Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit a Fund from engaging in options, futures and foreign currency transactions or short sales.

2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

3. Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

4. Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities).

5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

6. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the CFTC.

7. Invest in oil and gas limited partnerships or oil, gas or mineral leases.

8. Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements).

9. Make investments for the purpose of exercising control or management.

With respect to the restriction on investments in oil and gas limited partnerships specified in restriction 7, only direct investment in oil and gas limited partnerships are prohibited. Therefore, the Funds may invest in publicly traded master limited partnerships, public limited partnerships or other investment vehicles that invest in oil and gas limited partnerships.

Each of the Equity Fund, International Fund, and Smaller Companies Fund observes the following non-fundamental restrictions, which may be changed by a vote of the Board at any time:

Each Fund may not:

1. Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law. (Generally, the 1940 Act prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.)

2. Invest more than 15% of its net assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by the Sub-Advisor, pursuant to procedures adopted by the Board, to be liquid).

The following fundamental investment restrictions pertain to the Alternative Strategies Fund.

The Alternative Strategies Fund may not:

1. Issue senior securities, except as otherwise permitted by its fundamental policy on borrowing.

2. Borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) engage in transactions in mortgage dollar rolls and reverse repurchase agreements, make leveraged investments, and engage in other transactions that may entail the use of leverage, where, if necessary to comply with Section 18(f) of the 1940 Act, the Fund sets aside in a segregated account, and marks to market daily, liquid securities, such as cash, U.S. government securities, or high-grade debt obligations, equal to the Fund’s potential obligation or economic exposure under these transactions and instruments.

3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

4. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

5. Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities).

6. Purchase or sell real estate or interests in real estate, except that (i) the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein; and (ii) the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

7. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the CFTC.

8. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

9. Make investments for the purpose of exercising control or management.

The Alternative Strategies Fund observes the following non-fundamental restrictions, which may be changed by a vote of the Board at any time:

The Alternative Strategies Fund may not:

1. Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law. (Generally, the 1940 Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.)

2. Invest more than 15% of its net assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by a Sub-Advisor, pursuant to procedures adopted by the Board, to be liquid).

BOARD OF TRUSTEES

The overall management of the business and affairs of the Trust is vested with its Board, which is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds, review the compensation arrangements between the Advisor and the Sub-Advisors, review contractual arrangements with companies that provide services to the Funds, including the Advisor, Sub-Advisors, and the Funds’ administrator, custodian and transfer agent, and review the Funds’ performance. The day-to-day operations of the Trust are delegated to its officers, subject to a Fund’s investment objectives and policies and to general supervision by the Board. A majority of the Trustees are not otherwise affiliated with the Advisor or any of the Sub-Advisors.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council, Policy Committee Chair and Executive Committee member, Independent Directors Council (education for investment company independent directors) since 2014; Director, Northern California Society of Botanical Artists (botanical art) since 2014; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	4	Forward Funds (17 portfolios) Salient MS Trust (4 portfolios)

Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	4	None

Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	4	SA Funds – Investment Trust (10 portfolios)

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeremy DeGroot** 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as a Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	4	None

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Taylor M. Welz** 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1959)	Trustee	Open-ended term; served since inception	CPA/PFS, CFP; President, Chief Compliance Officer & Sole Owner, Welz Financial Services, Inc. (investment advisory services and retirement planning), since 2007; and Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	4	None

Stephen Savage 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1961)	Secretary	Open-ended term; served since 2014	Chief Executive Officer of the Advisor since 2015; Managing Partner of the Advisor since 2010; Partner of the Advisor from 2003 to 2010.	N/A	None

John Coughlan 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None
*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).
**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee and Rajat Jain, each a Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Sub-Advisors, and the Funds’ distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings,” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, portfolio pricing, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee, which are discussed in greater detail under “Board of Trustees – Board Committees” below. Each of the three standing committees of the Board is comprised entirely of Independent Trustees. The Board does not currently have a designated lead Independent Trustee. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Presently, Mr. DeGroot serves as the Chairman of the Board and President of the Trust and Chief Investment Officer of the Advisor. Mr. DeGroot is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his employment relationship with the Advisor. In developing the Board’s structure, the Board has determined that Mr. DeGroot’s history with the Trust, familiarity with the Funds’ investment objectives and extensive experience in the field of investments qualifies him to serve as the Chairman of the Board. The Board has also determined that the function and composition of the Audit Committee and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, valuation risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways. In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting. The Board also receives periodic reports as to how the Advisor conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Sub-Advisors or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Advisor as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Board receives regular reports from a “Valuation Committee,” composed of the following senior employees of the Advisor: John Coughlan, Jeremy DeGroot, Jack Chee and Rajat Jain. The Valuation Committee operates pursuant to the Trust’s Valuation Procedures, as approved by the Board. The Valuation Committee reports to the Board on the valuation of the Funds’ portfolio securities, reviews the performance of each approved pricing service, and recommends to the Board for approval pricing agents for the valuation of Fund holdings.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Advisor or its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has a demonstrated record of business and professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, certain of the Trustees have served on boards for organizations other than the Trust, and each of the Trustees has served on the Board of the Trust for a number of years. They therefore have substantial boardroom experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interest of shareholders.

In addition to the information provided in the charts above, certain additional information concerning each particular Trustee and certain of their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems, and to develop solutions. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Mr. DeGroot’s Trustee Attributes include his position as principal and Chief Investment Officer of Litman Gregory Asset Management, LLC (“LGAM”). In this position, Mr. DeGroot is responsible for overseeing Sub-Advisor due diligence, asset class research and portfolio tactical allocation decisions. Mr. DeGroot is also Portfolio Manager of the Alternative Strategies Fund and Co-Portfolio Manager of the Equity Fund, the International Fund and the Smaller Companies Fund. He is frequently quoted in the national media in the areas of asset allocation and manager selection. He holds the Chartered Financial Analyst® (CFA®) designation. Mr. DeGroot also has prior experience as an economics consultant and economist.

Ms. Allecta’s Trustee Attributes include her significant professional experience in the legal field as counsel to various mutual funds and private funds. Ms. Allecta also has mutual fund board experience, having served on the board of trustees of Forward Funds since 2012, the advisory board of Forward Funds since 2010, and the board of trustees of the Salient MS Trust since 2015. Ms. Allecta has also been a member of the Governing Council of the Independent Directors Council since 2014.

Mr. Eigenbrod’s Trustee Attributes include his significant business advisory experience serving on the Board of Directors for Right Management Consultants providing management and organizational development consulting service as an independent consultant and executive coach.

Mr. Shefrin’s Trustee Attributes include his distinguished academic career as a Professor at Santa Clara University, where he teaches finance. Mr. Shefrin also has a number of years of mutual fund board experience, having served on the board of trustees of SA Funds—Investment Trust since 1999.

Mr. Welz’s Trustee Attributes include many years of financial reporting, auditing and investment advisory experience. Mr. Welz is a Certified Public Accountant and also serves as the President, Chief Compliance Officer and Sole Owner of Welz Financial Services, Inc., an investment advisory services and retirement planning firm.

Board Committees

The Board has three standing committees as described below:

Audit Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2017
Julie Allecta Frederick A. Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. (Chairman)	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	3

Qualified Legal Compliance Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2017
Julie Allecta Frederick A. Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D.	Responsible for the receipt, review and consideration of any report made or referred to it by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, Trustee, employee or agent of the Trust	0

Nominating Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2017
Julie Allecta Frederick A. Eigenbrod, Jr., Ph.D. (Chairman) Harold M. Shefrin, Ph.D.	Responsible for evaluating the size and compensation of the Board and seeking and reviewing candidates for consideration as nominees for Trustees.	0

Trustee Ownership of Fund Shares

As of December 31, 2017, the Trustees owned the following dollar range of shares of the Funds (1):

Name of Trustee	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
Independent Trustees
Julie Allecta	E	A	A	A	E
Frederick A. Eigenbrod, Jr., Ph.D.	E	D	A	E	E
Harold M. Shefrin, Ph.D.	A	E	A	A	E
Interested Trustees
Jeremy DeGroot	E	E	E	E	E
Taylor M. Welz(3)	E	D	D	E	E
(1)	Dollar Range of Equity Securities in the Fund:

A=None

B=$1-$10,000

C=$10,001-$50,000

D=$50,001-$100,000

E= Over $100,000

(2)	As of December 31, 2017, the Trustees each oversaw four registered investment companies in the fund complex.
(3)	Effective December 12, 2017, Mr. Welz became an Interested Trustee.

Trustee Interest in Investment Advisor, Distributor or Affiliates

As of December 31, 2017, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Sub-Advisors, ALPS Distributors, Inc. (the “Distributor”) or any of their respective affiliates. Further, the Independent Trustees and their respective immediate family members did not have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisors, the Distributor, or any of their respective affiliates during the two most recently completed calendar years.

Compensation

For the year ended December 31, 2017 each Independent Trustee received an annual fee of $90,000, allocated $9,000 per Fund with the remaining balance pro-rated quarterly based on each Fund’s assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees.

As of April 2, 2018, to the best of the knowledge of the Trust, the Board and the officers of the Funds, as a group, owned of record less than 1% of the outstanding shares of the Equity Fund, the International Fund, the Smaller Companies Fund, and the Alternative Strategies Fund.

The table below illustrates the annual compensation paid to each Trustee of the Trust during the fiscal year ended December 31, 2017:

	Aggregate Compensation from
Name of Person, Position	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Independent Trustees
Julie Allecta, Trustee	$17,650	$22,200	$13,933	$36,216	None	None	$90,000
Frederick A. Eigenbrod, Jr., Ph.D. Trustee	$17,650	$22,200	$13,933	$36,216	None	None	$90,000
Harold M. Shefrin, Ph.D. Trustee	$17,650	$22,200	$13,933	$36,216	None	None	$90,000
Interested Trustees
Jeremy DeGroot, President and Trustee*	None	None	None	None	None	None	None
Taylor M. Welz, Trustee* ^	$17,650	$22,200	$13,933	$36,216	None	None	$90,000

*	As of December 31, 2017, Messrs. DeGroot and Welz were Interested Trustees because of their relationship with the Advisor and accordingly served on the Board without compensation.
^	Effective December 12, 2017, Mr. Welz became an Interested Trustee.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of any of the Funds. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of April 2, 2018, the shareholders indicated below were considered to be either a control person or principal shareholder of the Funds.1

Litman Gregory Masters Equity Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	7,879,962.792	44.98%	Record
National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-2010	2,623,794.112	14.98%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	1,018,422.063	5.81%	Record

[1]	The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

Litman Gregory Masters Equity Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	2,366.214	70.61%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	536.679	16.01%	Record
Lea M. Stevens Family Trust 177 Brett Rd. Fairfield, CT 06824-1718	393.812	11.75%	Record

Litman Gregory Masters International Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	11,110,374.723	30.60%	Record
Mac & Co. 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	5,743,093.722	15.82%	Record
National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	4,189,912.467	11.54%	Record

Litman Gregory Masters International Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	76,743.593	46.46%	Record
National Financial Services, Corp. 499 Washington Blvd. Jersey City, NH 07310-1995	69,945.617	42.34%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	11,425.620	6.92%	Record

Litman Gregory Masters Smaller Companies Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	433,920.190	31.32%	Record
National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	276,685.962	19.97%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	138,964.539	10.03%	Record

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	75,095,694.940	47.38%	Record
National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	33,022,117.780	20.83%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	12,291,329.301	7.75%	Record

Litman Gregory Masters Alternative Strategies Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	9,040,023.441	50.43%	Record
National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	5,501,602.869	30.69%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	1,582,443.709	8.83%	Record

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted policies to ensure that any disclosure of information about the Funds’ portfolio holdings is in the best interest of Fund shareholders; and to make clear that information about the Funds’ portfolio holdings should not be distributed to any person unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;

•	The disclosure is to a mutual fund rating or statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust;

•	The disclosure is made to internal parties involved in the investment process, administration or custody of the Funds, including but not limited to the Advisor, the Sub-Advisors and the Board;

•	The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public ( e.g., portfolio information that is available on a Fund’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of the Advisor or the Funds, or the President of the Trust.

The Funds make their portfolio holdings publicly available on the Funds’ website 15 days after the end of each calendar quarter.

The Funds do not have any individualized ongoing arrangements to make available information about the Funds’ portfolio securities to any person other than the disclosures made, as described above, to internal parties involved in the Funds’ investment process, administration or custody of the Funds. To the extent required to perform services for the Funds or the Advisor, the Funds’ or the Advisor’s legal counsel or the Funds’ auditors may obtain portfolio holdings information. Such information is provided subject to confidentiality requirements.

THE ADVISOR AND THE SUB-ADVISORS

The Advisor is a registered investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is wholly owned by LGAM. Craig Litman, Kenneth Gregory and certain other senior employees of LGAM own approximately 85% of LGAM, and the remainder of LGAM is owned by a private equity firm.

Subject to the supervision of the Board, investment management and related services are provided by the Advisor to each of the Funds, pursuant to an investment advisory agreement (the “Advisory Agreement”). The Trust, on behalf of the Funds, and the Advisor are parties to the Advisory Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

In addition, the assets of each Fund are divided into segments by the Advisor, and individual selection of securities in each segment is provided by a Sub-Advisor approved by the Board pursuant, in each case, to an investment sub-advisory agreement (each, a “Management Agreement”). Under the Advisory Agreement, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Sub-Advisors to manage the actual investment of each Fund’s assets; (ii) direct the allocation of each Fund’s assets among such Sub-Advisors; (iii) oversee the investments made by such Sub-Advisors on behalf of each Fund, subject to the ultimate supervision and direction of the Board; (iv) oversee the actions of the Sub-Advisors with respect to voting proxies for each Fund, filing Section 13 ownership reports with the SEC for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or a Sub-Advisor; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets that each Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Board may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Sub-Advisors selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees incurred thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor or any Sub-Advisor.

Under each Management Agreement, each Sub-Advisor agrees to invest its allocated portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in the Trust’s and each Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Sub-Advisor. In providing such services, each Sub-Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

Without limiting the generality of the foregoing, each Sub-Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Sub-Advisor’s allocated portion of each Fund’s assets; (ii) effect the purchase and sale of portfolio securities for the Sub-Advisor’s allocated portion or determine that a portion of such allocated portion will remain uninvested; (iii) manage and oversee the investments of the Sub-Advisor’s allocated portion, subject to the ultimate supervision and direction of the Board; (iv) vote proxies and take other actions with respect to the securities in the Sub-Advisor’s allocated portion; (v) maintain the books and records required to be maintained with respect to the securities in the Sub-Advisor’s allocated portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to Sub-Advisor’s allocated portion as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Sub-Advisors’ fees), each Fund pays the Advisor an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Funds’ administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund’s shareholders and the Board that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund that inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Pursuant to a Restated Contractual Advisory Fee Waiver Agreement effective as of January 1, 2006, for one year and renewable annually for additional one-year terms thereafter (the “Fee Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fees for each Fund to reflect reductions in the Sub-Advisors’ fees. Reductions in Sub-Advisors’ fees can occur due to changes in Sub-Advisors, the negotiation of different Sub-Advisor fee schedules, the reallocation of assets among Sub-Advisors or for other reasons. The Board may terminate the Fee Waiver Agreement upon 60 days’ notice to the Advisor, and the Advisor has reserved the right to decline renewal by written notice to the Trust at least 30 days before the Fee Waiver Agreement’s annual expiration date. The current term of the Fee Waiver Agreement expires on April 30, 2019. The Advisor’s intent in making such waivers is to pass through to the shareholders the benefits of reductions in the fees the Advisor is required to pay to the Sub-Advisors. The Advisor has agreed to waive its right to recoupment of any fees waived pursuant to the Fee Waiver Agreement.

Under the Advisory Agreement and each Management Agreement, the Advisor and the Sub-Advisors will not be liable to the Trust for any error of judgment by the Advisor or the Sub-Advisors or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

The Advisory Agreement and the Management Agreements remain in effect for an initial period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement and each Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of a Fund.

The Advisory Agreement and Management Agreements are terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, upon 60 days’ written notice to the Advisor or a Sub-Advisor, as applicable. The Advisory Agreement and the Management Agreements also may be terminated by the Advisor or a Sub-Advisor, as applicable, upon 60 days’ written notice to the applicable Fund. The Advisory Agreement and the Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement and the Management Agreements each year, the Board requests and evaluates information provided by the Advisor and the Sub-Advisors, in accordance with Section 15(c) of the 1940 Act. A discussion regarding the Board’s basis for approving the Funds’ Advisory Agreement with the Advisor and each Management Agreement (except the Management Agreements with Evermore Global Advisors, LLC, Segall Bryant & Hamill, LLC and DCI, LLC) is included in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2017. A discussion regarding the Board’s basis for approving the Management Agreement with Evermore Global Advisors, LLC, Segall Bryant & Hamill, LLC and DCI, LLC is included in the Funds’ Semi-Annual Report to Shareholders for the period ended June 30, 2017.

Advisory fees net of waivers each of the Funds paid to the Advisor and the amounts waived by the Advisor for the last three fiscal years are specified below. Additional investment advisory fees payable under the Advisory Agreement may have, instead, been reduced by the Advisor and in some circumstances may be subject to reimbursement by the respective Fund, as discussed previously.

Advisor Fees Paid to Advisor, Net of Waivers

Year	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
2017	$3,227,491	$5,619,185	$241,164	$24,008,949
2016	$3,131,803	$7,803,389	$266,869	$18,058,739
2015	$3,745,271	$12,255,084	$631,384	$15,654,862

Amounts Waived by Advisor

Year	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
2017	$386,672	$1,876,901	$141,709	$1,675,406
2016	$290,729	$2,733,951	$154,623	$1,105,732
2015	$365,493	$3,825,355	$61,486	$1,075,856

ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they sub-advise. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of the Funds’ fiscal year-end, December 31, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Funds
Jeremy DeGroot (Litman Gregory)	0	$0	0	$0	0	$0
Equity Fund
Jack Chee (Litman Gregory)	0	$0	0	$0	0	$0
Rajat Jain (Litman Gregory)	0	$0	0	$0	0	$0
Christopher C. Davis (Davis Advisors)	17	$19.5 billion	9	$1 billion	46	$8.3 billion
Danton Goei (Davis Advisors)	10	$17.1 billion	8	$784 million	41	$7.2 billion
Patrick J. English (FMI)	4	$16 billion	8	$574 million	1,307	$9.6 billion
Jonathan T. Bloom (FMI)	4	$16 billion	8	$574 million	1,307	$9.6 billion
Clyde S. McGregor (Harris)	2	$19.1 billion	8	$4.5 billion	113	$1.3 billion
William C. Nygren (Harris)	6	$29.6 billion	2	$43.5 million	3	$484.3 million
Scott Moore (Nuance)	3	$1.1 billion	0	$0	981	$621.6 million
Frank M. Sands (Sands Capital)	4	$5 billion	10	$903 million	388	$14.7 billion
A. Michael Sramek (Sands Capital)	4	$5 billion	10	$903 million	388	$14.7 billion

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Richard T. Weiss (WellsCap)	1	$11 million	2	$360 million	12	$209 million
International Fund
Rajat Jain (Litman Gregory)	0	$0	0	$0	0	$0
David E. Marcus (Evermore)	1	$607 million	0	$0	6	$408.7 million
David G. Herro (Harris)	11	$58.7 billion	22	$8.8 billion	49	$17.6 billion
Mark Little (Lazard)	3	$7.3 billion	7	$931.5 million	48	$8.1 billion
Howard Appleby (Northern Cross)	5	$31.7 billion	0	$0	7	$1.4 billion
Jean-Francois Ducrest (Northern Cross)	5	$31.7 billion	0	$0	7	$1.4 billion
James LaTorre (Northern Cross)	5	$31.7 billion	0	$0	7	$1.4 billion
Fabio Paolini (Pictet)	2	$2.1 billion	5	$817 million	10	$2.1 billion
Benjamin (Ben) Beneche (Pictet)	2	$1.3 billion	5	$252 million	16	$2.3 billion
W. Vinson Walden (Thornburg)	2	$2.6 billion	5	$385 million	9	$893 million
Smaller Companies Fund
Jack Chee (Litman Gregory)	0	$0	0	$0	0	$0
Jeffrey Bronchick (Cove Street)	1	$11 million	1	$145.9 million	96	$885.7 million
Mark T. Dickherber (SBH)	1	$62.2 million	1	$30.2 million	69	$806.9 million
Shaun P. Nicholson (SBH)	1	$62.2 million	1	$30.2 million	69	$806.9 million
Richard T. Weiss (WellsCap)	1	$42 million	2	$360 million	12	$209 million
Alternative Strategies Fund
Stephen Kealhofer (DCI)	0	$0	7	$3.4 billion	5	$870 million
Paul Harrison (DCI)	0	$0	7	$3.4 billion	5	$870 million
Bin Zeng (DCI)	0	$0	7	$3.4 billion	5	$870 million
Adam Dwinells (DCI)	0	$0	7	$3.4 billion	5	$870 million
Jeffrey Gundlach (DoubleLine)	32	$90.1 billion	19	$7.9 billion	67	$11.1 billion
Jeffrey Sherman (DoubleLine)	19	$27.2 billion	7	$1.7 billion	12	$2.2 billion
Steven Romick (First Pacific)	3	$16.7 billion	9	$2.3 billion	2	$207.8 million
Brian Selmo (First Pacific)	3	$16.7 billion	9	$2.3 billion	2	$207.8 million
Mark Landecker (First Pacific)	3	$16.7 billion	9	$2.3 billion	2	$207.8 million
Matthew Eagan (Loomis Sayles)	16	$37.2 billion	25	$11 billion	147	$23 billion
Kevin Kearns (Loomis Sayles)	5	$1.6 billion	9	$3.7 billion	11	$2.1 billion
Todd Vandam (Loomis Sayles)	3	$1.5 billion	10	$2.4 billion	23	$3.3 billion
John Orrico (Water Island)	1	$1.92 billion	2	$13 million	0	$0
Todd Munn (Water Island)	3	$2.21 billion	0	$0	0	$0
Roger Foltynowicz (Water Island)	3	$2.21 billion	0	$0	0	$0
Gregg Loprete (Water Island)	3	$345 million	0	$0	0	$0

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Funds’ portfolio managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees. Information is shown as of the Funds’ fiscal year-end, December 31, 2017. Asset amounts are approximate and have been rounded.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Equity Fund
Frank M. Sands (Sands Capital)	1	$2.4 billion	0	$0	15	$2.1 billion
A. Michael Sramek (Sands Capital)	1	$2.4 billion	0	$0	15	$2.1 billion
International Fund
David E. Marcus (Evermore)	0	$0	0	$0	2	$23 million
David G. Herro (Harris)	0	$0	0	$0	1	$142.2 million
Mark Little (Lazard)	1	$4 billion	0	$0	1	$117.3 million
Alternative Strategies Fund
Stephen Kealhofer (DCI)	0	$0	4	$355 million	0	$0
Paul Harrison	0	$0	4	$355 million	0	$0
Bin Zeng (DCI)	0	$0	4	$355 million	0	$0
Adam Dwinells (DCI)	0	$0	4	$355 million	0	$0
Jeffrey Gundlach (DoubleLine)	0	$0	3	$3.1 billion	2	$1.1 billion
Jeffrey Sherman (DoubleLine)	0	$0	1	$166 million	0	$0
Steven Romick (First Pacific)	0	$0	6	$847.6 million	0	$0
Brian Selmo (First Pacific)	0	$0	1	$46.5 million	0	$0
Mark Landecker (First Pacific)	0	$0	1	$335.3 million	0	$0
Brian Selmo, Mark Landecker (First Pacific)	0	$0	2	$306.9 million	0	$0
Matthew Eagan (Loomis Sayles)	0	$0	0	$0	4	$818 million
John Orrico (Water Island)	0	$0	2	$13 million	0	$0

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of each of the following Sub-Advisors who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

COVE STREET CAPITAL, LLC (“Cove Street”)

Sub-Advisor to the Smaller Companies Fund

Cove Street’s management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Smaller Companies Fund’s investments, on the one hand, and the investments of the other accounts on the other. The other accounts may have the same investment objective as the Smaller Companies Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby Cove Street could favor one account over another. Another potential conflict could include Cove Street’s knowledge about the size, timing and possible market impact of Fund trades, whereby Cove Street could use this information to the advantage of other accounts and to the disadvantage of the Smaller Companies Fund. However, Cove Street has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Employees of Cove Street may own securities that are also owned by clients of Cove Street. As such, Cove Street has adopted a code of ethics to address these rules on personal trading and insider trading.

DAVIS SELECTED ADVISERS, L.P. (“Davis Advisors”)

Sub-Advisor to the Equity Fund

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts: the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of assets of Davis Advisors or of the Davis family members in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive-based fee on any account.

DCI, LLC (“DCI”)

Sub-Advisor to the Alternative Strategies Fund

From time to time, potential and actual conflicts of interest may arise between the portfolio manager’s management of the investments of the Alternative Strategies Fund on the one hand, and the management of other accounts and investment funds, on the other. DCI may aggregate sale and purchase orders of securities with similar orders being made simultaneously for other accounts managed by DCI if, in DCI’s judgment, such aggregation is reasonably likely to result in an overall economic benefit to all accounts based on an evaluation that all are benefited by relatively better purchase or sale prices, lower commission expenses or beneficial timing of transactions, or a combination of these and other factors. There may be circumstances where DCI is unable to obtain sufficient quantities of a particular security due to market conditions, but may be able to obtain additional quantities of that security later in the trading period. Under such circumstances, DCI would allocate the quantities of the securities obtained in accordance with its trade allocation procedures and in any case in a fair and equitable way.

To address this potential conflict of interest, all allocations of investment opportunities and allocations of aggregated trades are required to be made in accordance with DCI’s written Investment Allocation Policy. In addition, DCI engages in ongoing trade activity reviews and has established a Best Execution Committee that conducts periodic reviews of DCI’s trading practices.

DOUBLELINE CAPITAL LP (“DoubleLine”)

Sub-Advisor to the Alternative Strategies Fund

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Alternative Strategies Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Alternative Strategies Fund, be managed (benchmarked) against the same index the Alternative Strategies Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Alternative Strategies Fund. The other accounts might also have different investment objectives or strategies than the Alternative Strategies Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Alternative Strategies Fund. Because of their positions with the Alternative Strategies Fund, the portfolio managers know the size, timing and possible market impact of the Alternative Strategies Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Alternative Strategies Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Alternative Strategies Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Alternative Strategies Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Alternative Strategies Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Alternative Strategies Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Alternative Strategies Fund’s investment opportunities may also arise when the Alternative Strategies Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Alternative Strategies Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material, non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Alternative Strategies Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Alternative Strategies Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Alternative Strategies Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Alternative Strategies Fund.

Investors in the Alternative Strategies Fund may also be advisory clients of DoubleLine. Accordingly, DoubleLine may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Alternative Strategies Fund, may render advice to the Alternative Strategies Fund that provides a direct or indirect benefit to DoubleLine or a related party or may manage or advise a product in which the Alternative Strategies Fund is invested in such a way that would not be beneficial to the Fund. For example, DoubleLine may advise a client who has invested in the Alternative Strategies Fund to redeem its investment in the Alternative Strategies Fund, which may cause the Alternative Strategies Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so. DoubleLine could also, for example, make decisions with respect to a structured product managed or sponsored by DoubleLine in a manner that could have adverse effects on investors in the product, including, potentially, the Alternative Strategies Fund. DoubleLine currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of the Alternative Strategies Fund, to a large number of investors.

Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its related parties engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its related parties may engage in activities where the interests of certain divisions of DoubleLine and its related parties or the interests of their clients may conflict with the interests of the shareholders of the Alternative Strategies Fund.

Possible Future Activities. DoubleLine and its related parties may expand the range of services that they provide over time. Except as provided herein, DoubleLine and its related parties will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its related parties have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Alternative Strategies Fund. These clients may themselves represent appropriate investment opportunities for the Alternative Strategies Fund or may compete with a Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Alternative Strategies Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Alternative Strategies Fund and performance fee based accounts on a fair and equitable basis over time.

EVERMORE GLOBAL ADVISORS, LLC (“Evermore”)

Sub-Advisor to the International Fund

Potential conflicts of interest may arise when the International Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts.

Evermore has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Evermore and the individuals that it employs. For example, Evermore has adopted a side-by-side management of mutual funds and private accounts policy and trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Evermore will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s and/or account’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. The portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, the portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of Evermore’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which Evermore and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. Evermore or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to Evermore and its affiliates.

FIDUCIARY MANAGEMENT, INC. (“FMI”)

Sub-Advisor to the Equity Fund

The portfolio managers at FMI are often responsible for managing other accounts. FMI typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the Equity Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between the Equity Fund and another account and allocation of aggregated trades). FMI has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, FMI has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

FIRST PACIFIC ADVISORS, LLC (“First Pacific”)

Sub-Advisor to the Alternative Strategies Fund

First Pacific has potential conflicts of interest in connection with its investment activities. For example, First Pacific manages multiple client accounts with different investment objectives and guidelines, and with different fee structures. First Pacific receives both asset-based fees and performance-based fees as compensation for its investment advisory services. Performance-based fees create an incentive for First Pacific to favor those accounts over asset-based fee accounts or make investments that are riskier or more speculative than would be the case in the absence of performance-based fee clients. To mitigate potential conflicts of interest when managing performance-based fee clients side-by-side with asset-based fee clients, First Pacific has developed a policy in which portfolio managers attempt to allocate investment opportunities among eligible accounts on a pro rata basis if that is practical; or, if a pro rata allocation is not practical, to allocate the investment opportunities among First Pacific advisory clients on a basis that over time is fair and equitable to each advisory client relative to other clients.

First Pacific has also implemented other policies and procedures (e.g., a code of ethics) that seek to address other potential conflicts of interest that may arise in connection with First Pacific’s business and that are designed to ensure that all client accounts are treated fairly and equitably over time.

HARRIS ASSOCIATES L.P. (“Harris”)

Sub-Advisor to the Equity Fund and the International Fund

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Equity Fund, International Fund and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Equity Fund and International Fund, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the Equity Fund and International Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Equity Fund and International Fund, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

LAZARD ASSET MANAGEMENT LLC (“LAZARD”)

Sub-Advisor to the International Fund

Lazard’s portfolio managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, rather than that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Although the potential for conflicts of interest exists because Lazard and the portfolio managers manage other accounts with similar investment objectives and strategies as the International Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and the allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or its portfolio managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Portfolio managers and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

LITMAN GREGORY

Advisor to the Funds

Litman Gregory has overall responsibility for assets under management and conducts oversight and evaluation of the Funds’ investment managers and other duties. Litman Gregory generally does not make day-to-day decisions with respect to the purchase and sale of portfolio securities by the Funds. Accordingly, no material conflicts of interest are expected to arise between the Funds and other accounts managed by the portfolio managers. Litman Gregory has adopted compliance policies, including allocation policies and a code of ethics, which are intended to prevent or mitigate conflicts of interest, if any, that may arise.

LOOMIS, SAYLES & COMPANY, L.P. (“Loomis Sayles”)

Sub-Advisor to the Alternative Strategies Fund

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Alternative Strategies Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extend a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Alternative Strategies Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are addressed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

NORTHERN CROSS, LLC (“Northern Cross”)

Sub-Advisor to the International Fund

From time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of the International Fund and the management of other client accounts. The other accounts might have similar investment objectives or strategies as the International Fund, track the same index the International Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the International Fund. The other accounts might also have different investment objectives or strategies than the International Fund. Northern Cross has adopted policies and procedures reasonably designed to treat all accounts fairly and equitably and to address the potentially adverse effect of any conflicts of interest.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the International Fund. Because of the portfolio managers’ positions with the International Fund, each portfolio manager knows the size, timing and possible market impact of the International Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the International Fund. Northern Cross has designed and implemented policies and procedures intended to mitigate these conflicts and fairly allocate investments across all client accounts. Trades are blocked and executed at a common price. Allocations of the block trade are then made pro rata to all eligible accounts within the same strategy.

Portfolio managers with Northern Cross may purchase, hold, and sell securities, for their own benefit, that could be owned by or considered potential investment opportunities for Northern Cross’s clients. Personal securities trading by “supervised persons” creates a conflict of interest. Northern Cross has put in place policies and procedures to mitigate this conflict. Personal securities transactions are addressed in Northern Cross’s Code of Ethics and monitored regularly by Northern Cross’s Compliance Team. Controls applied to personal securities trading include pre-clearance of all personal trades in reportable securities and restrictions on securities owned by or being considered for clients of Northern Cross.

When evaluating broker-dealers, Northern Cross may not always select the broker-dealer with the lowest commission rate. The primary criteria considered in selecting a broker-dealer is the ability of the broker-dealer, in Northern Cross’s opinion, to secure execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Northern Cross on behalf of their clients.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the International Fund and other accounts but may not be available in sufficient quantities for both the International Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the International Fund and another account. Northern Cross has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis over time.

NUANCE INVESTMENTS, LLC (“Nuance”)

Sub-Advisor to the Equity Fund

Nuance’s management of other accounts may give rise to potential conflicts of interest in connection with the management of the Equity Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Equity Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby Nuance could favor one account over another. Another potential conflict could include Nuance’s knowledge about the size, timing and possible market impact of Equity Fund trades, whereby Nuance could use this information to the advantage of other accounts and to the disadvantage of the Equity Fund. However, Nuance has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PICTET ASSET MANAGEMENT LIMITED (“Pictet”)

Sub-Advisor to the International Fund

Pictet is governed by The Financial Conduct Authority (FCA). The FCA is a financial regulatory body in the United Kingdom, but operates independently of the UK government, and is financed by charging fees to members of the financial services industry. Pictet is required under FCA rules (a) to take all reasonable steps to identify conflicts of interest between (i) Pictet (including its staff or any person directly, or indirectly linked to us by control) and a client, or (ii) one client and another; (b) maintain and operate effective organizational and administrative arrangements with a view to taking all reasonable steps to prevent conflicts of interest from constituting or giving rise to a material risk of damage to the interests of its clients; and (c) establish, implement and maintain an effective written conflicts of interest policy (“the Conflicts of Interest Policy”) which identifies those conflicts of interest which constitute or may give rise to a conflict of interest entailing a material risk of damage to the interests of one or more clients and the procedures which are followed to manage such conflicts.

Pictet is also registered with the SEC which has similar requirements for the identification and management of conflicts of interest. This includes the requirement to make full and fair disclosure to clients of all material facts about the advisory relationship, particularly regarding conflicts of interest.

SANDS CAPITAL MANAGEMENT, LLC (“Sands Capital”)

Sub-Advisor to the Equity Fund

Sands Capital is an investment adviser to a variety of clients. As a result, there may be actual or potential conflicts of interest. For example, conflicts of interest could result from portfolio managers’ management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commissions to obtain research and personal trading by employees. Sands Capital has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time. These policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions. Additionally, Sands Capital maintains a Code of Ethics and Insider Trading Policy and Procedures that address rules on personal trading and insider information.

SEGALL BRYANT & HAMILL, LLC (“SBH”)

Sub-Advisor to the Smaller Companies Fund

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Smaller Companies Fund and other accounts managed by the portfolio managers, SBH will proceed in a manner that ensures that the Smaller Companies Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with SBH’s trade allocation policy.

THORNBURG INVESTMENT MANAGEMENT, INC. (“Thornburg”)

Sub-Advisor to the International Fund

Most investment advisors and their portfolio managers manage investments for multiple clients, which may include mutual funds, private accounts and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the portfolio manager’s management of other accounts. These conflicts could include any of the following:

•	Allocating a favorable investment opportunity to one account but not another;

•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace;

•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and

•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

As a sub-advisor to the International Fund, Thornburg has informed the International Fund that it has considered the likelihood that any material conflicts of interest could arise between a portfolio manager’s management of the International Fund’s investments and the portfolio manager’s management of other accounts. As of December 31, 2017, Thornburg has also informed the International Fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

WATER ISLAND CAPITAL, LLC (“Water Island”)

Sub-Advisor to the Alternative Strategies Fund

Water Island’s portfolio managers may face certain potential conflicts of interest in connection with their responsibility for managing accounts other than the Alternative Strategies Fund. Other accounts may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. Management of multiple accounts can present certain conflicts of interest, including variation in compensation across accounts, conflicts that may arise from the purchase or sale of similar securities for more than one account, conflicts arising from transactions between accounts, conflicts arising from transactions involving ‘pilot’ funds, and conflicts arising from the selection of brokers and dealers to effect transactions for the Alternative Strategies Fund and other accounts. The compliance team of Water Island has implemented trading and allocation policies and oversight procedures in order to closely monitor and ensure equitable treatment of all accounts to address these conflicts.

Variation in Compensation. A potential conflict of interest related to variation in compensation may arise where the financial or other benefits available to the portfolio manager differ among the Alternative Strategies Fund and/or other accounts that they manage. A portfolio manager might be motivated to help certain funds and/or other accounts over others if the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among the funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), or if the portfolio manager or Water Island has a greater financial interest in one or more of the accounts. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or other accounts that could most significantly benefit the portfolio manager.

Purchase or Sale of Securities for More Than One Account. To address these and other potential conflicts of interest, Water Island has implemented policies and procedures designed to allocate securities among the various accounts it advises in a fair and equitable manner over time. In addition, Water Island has implemented processes for monitoring the effectiveness of these policies and procedures, including periodic reviews of allocations by its Compliance department so as to help ensure equitable treatment. Water Island has also adopted policies and procedures to address certain additional conflicts specifically, as further described below.

Cross Trades. “Cross trades,” in which one account sells a particular security to another account (saving transaction costs for both accounts), may also pose a potential conflict of interest. Conflicts may arise if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. In an effort to address this potential conflict of interest, Water Island has adopted compliance procedures that, consistent with applicable law, include Rule 17a-7 under the 1940 Act, provide that any transactions between the Alternative Strategies Fund and any other advised accounts are to be made for cash without payment of any commission, spread, or other type of brokerage costs and at an independent current market price. Proposed cross trade must be reviewed and approved by Water Island’s Compliance department prior to execution.

Pilot Funds. Water Island may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies or products prior to accepting assets from outside investors. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships, or separate accounts. Typically, Water Island or an affiliate supplies the funding for these accounts. Employees of Water Island, including the Fund’s portfolio manager(s), may also invest in certain pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the other accounts managed by Water Island. In an effort to address this potential conflict of interest, Water Island has adopted a policy to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them. For example, pilot accounts are normally included in the daily block trade aggregation procedures alongside client accounts as described above (except that pilot accounts do not participate in initial public offerings).

Selection of Brokers/Dealers. The Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Alternative Strategies Fund. In addition to executing trades, some brokers and dealers provide Water Island with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, Water Island has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the 1934 Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Alternative Strategies Fund and/or other accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that Water Island determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided.

The Fund’s portfolio managers may also face other potential conflicts of interest in the management of the Alternative Strategies Fund and other accounts, and the examples above are not intended to provide an exhaustive list or complete description of every conflict that may arise.

WELLS CAPITAL MANAGEMENT, INC. (“WellsCap”)

Sub-Advisor to the Equity Fund and the Smaller Companies Fund

WellsCap’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Funds’ portfolio managers as of the fiscal year ended December 31, 2017.

COVE STREET

Sub-Advisor to the Smaller Companies Fund

As a member of Cove Street, Jeffrey Bronchick receives a salary and his pro-rata share of Cove Street’s profits.

DAVIS ADVISORS

Sub-Advisor to the Equity Fund

Christopher C. Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary.

Danton Goei’s compensation for services provided to the Advisor consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Advisors including Units and/or phantom Units; and (iv) an incentive plan whereby Davis Advisors purchases shares in selected mutual funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Fund shares will be registered in the employee’s name based on Fund performance, after expenses on a pre-tax basis, versus the Fund’s benchmark index, as described in the Fund’s prospectus or, in limited cases, based on performance ranking among established peer groups. Davis Advisors does not purchase incentive shares in every fund that a portfolio manager manages or assists on. In limited cases, such incentive compensation is tied on a memorandum basis to the performance of the portion of the Fund (“sleeve”) managed by the analyst versus the Fund’s benchmark. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in Davis Advisors’ 401(k) plan comparable to that received by other company employees.

DCI

Sub-Advisor to the Alternative Strategies Fund

DCI’s compensation structure is designed to attract and retain the highest quality professionals. The management team feels strongly that all executives should share in DCI’s long-term incentive mechanisms. This belief has resulted in a very strong rate of retention at the senior level. As a result, all executives are highly motivated to maximize DCI’s long-term value through superior investment performance and strong client relationships. Compensation comprises an industry competitive salary and an annual discretionary bonus based on corporate and individual performance.

For DCI’s most senior employees, compensation also includes a share in DCI’s overall profits, as well as long-term equity (which in some cases vests over time). No employee compensation is ever based on the performance of a specific strategy or portfolio.

DOUBLELINE

Sub-Advisor to the Alternative Strategies Fund

The overall objective of the compensation program for portfolio managers is for the Sub-Advisor to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Sub-Advisor. Portfolio managers are generally compensated through a combination of base salary, discretionary bonus and equity participation in the Sub-Advisor. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Sub-Advisor, through direct ownership interests in the Sub-Advisor or participation in stock option or stock appreciation plans of the Sub-Advisor. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Sub-Advisor as a whole. Participation is generally determined in the discretion of the Sub-Advisor, taking into account factors relevant to the portfolio manager’s contribution to the success of the Sub-Advisor.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the DoubleLine 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Sub-Advisor may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of each of the Sub-Advisor’s leadership criteria.

EVERMORE

Sub-Advisor to the International Fund

Because Mr. Marcus may manage other accounts, including accounts that may pay higher fees or accounts that may pay performance-based fees, potential conflicts of interest could exist, including potential conflicts between the investment strategy of the International Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between the International Fund and the other accounts.

Mr. Marcus is a member of Evermore. His compensation consists of a fixed based salary and a membership interest in the firm’s profits. Mr. Marcus may also participate in Evermore’s matching 401(k) retirement plan. He may receive bonuses based on the performance of his duties and his contribution to Evermore. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Evermore’s profits interest is the primary incentive for persons to maintain employment with Evermore. Evermore believes this is the best incentive to maintain stability of portfolio management personnel.

FMI

Sub-Advisor to the Equity Fund

Patrick J. English. Mr. English’s salary is based upon revenues of FMI. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.

Jonathan T. Bloom. Mr. Bloom’s salary and bonus are based upon the revenues of FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

FIRST PACIFIC

Sub-Advisor to the Alternative Strategies Fund

Compensation of the portfolio managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) since the portfolio managers are equity owners of the firm, participation in residual profits of the firm.

The bonus calculation has both variable and fixed components and is primarily based on the revenues received on the assets managed by the portfolio managers, including the relevant fund’s assets. The most significant portion of the variable component is based upon the firm’s assessment of the portfolio managers’ performance in three key areas: long-term performance, team building, and succession planning. The firm assesses long-term performance over a full market cycle, which generally lasts between five and ten years. Other considerations include portfolio manager and strategy recognition, client engagement and retention, and business development. The portfolio managers can receive 100% of their variable participation even if the strategy is closed to investors. In addition, the value of a portfolio manager’s equity ownership interest in the firm is dependent upon his ability to effectively manage the business over the long term, which includes the three main components discussed above: long-term performance, team-building and succession planning.

First Pacific believes this compensation structure aligns the interests of the portfolio managers with those of investors by reducing conflicts such as disparate compensation structures, establishing appropriate fee rates for accounts in the strategy and keeping the portfolio managers incentivized in areas such as long-term performance, team building and succession.

If the Portfolio Manager is an equity owner of the firm, then the value of the Portfolio Manager’s ownership interest is dependent upon his ability to effectively manage the business over the long term.

Analysts receive a base compensation and a discretionary bonus, which is determined by the leaders of the product/strategy in which they participate, with oversight from the management committee.

HARRIS

Sub-Advisor to the Equity Fund and the International Fund

Compensation

Harris receives fees based on the assets under management of the Equity Fund and International Fund, respectively, as set forth in the Investment Sub-Advisory Agreements between Harris and Litman Gregory.

Harris is solely responsible for compensating its portfolio managers. Compensation for each of its portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of such portfolio manager’s base salary and discretionary bonus participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the accounts or the amount of assets under management. Performance is measured in a number of ways, including by funds, accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500® Index, Russell Mid-Cap® Value Index, Russell 1000® Value Index, Lipper Balanced Funds Index (60% S&P 500® Index and 40% Barclays Bond Index), MSCI World Index, MSCI World ex U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund’s inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

LAZARD

Sub-Advisor to the International Fund

Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment; (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

A variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenues or assets generated by the accounts managed by such portfolio management teams.

LITMAN GREGORY

Advisor to the Funds

Litman Gregory’s portfolio managers are compensated based on a fixed salary and a distribution of Litman Gregory’s profits commensurate with the portfolio managers’ respective ownership percentages in the parent company of the Advisor.

LOOMIS SAYLES

Sub-Advisor to the Alternative Strategies Fund

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer and senior management. The Chief Investment Officer and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Alternative Strategies Fund is the 3-Month LIBOR. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A portfolio manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five- or seven-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed income manager performance because Loomis Sayles believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

General

Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	The plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	Upon retirement a participant will receive a multi-year payout for his or her vested units;

•	Participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participant’s annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan was initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

NORTHERN CROSS

Sub-Advisor to the International Fund

Northern Cross is owned 100% by the six principals, Howard Appleby, Jean-Francois Ducrest, James LaTorre, Scott Babka, Adam Feldman and David Lerner. The compensation of the portfolio managers, Messrs. Appleby, Ducrest and LaTorre, consists of a share in the firm’s overall profits.

NUANCE

Sub-Advisor to the Equity Fund

The Nuance team is compensated in three ways: salary, bonus and profit sharing. The profit sharing component of the compensation is motivation to stay loyal to the firm and participate in its growth.

Scott Moore, President, Chief Investment Officer, and portfolio manager, owns 36.48% of Nuance. As such, his performance is tied to the profits of the firm. He firmly believes that the profits of the firm will coincide directly with the success of the investment products he manages with his team. The vast majority of his compensation has a direct correlation with the success of his clients and their experience as clients with Nuance.

PICTET

Sub-Advisor to the International Fund

Pictet’s remuneration policy aligns individuals’ pay with the interests of Pictet’s clients and the long-term performance of the business.

Pictet’s Managing Partners, as part of the responsibilities of the Partners’ Committee, oversee all remuneration policies and provide independent oversight for remuneration decisions. The Partners’ attention to a sound risk management approach protects investors, the Pictet Group, Pictet, and employees. Pictet’s remuneration policy complies with regulatory requirements and external best practices.

An individual’s total compensation typically comprises a fixed salary; a performance related bonus; Pictet Parts (linking pay to Group results); and, for key senior executives, Long-Term Incentive Plan Units (linking pay to the long-term growth and continued success of Pictet). The variable elements of pay create a direct link between pay and performance, aligning Pictet’s staff’s incentives with the best interests of Pictet’s clients. The appropriate mix of different pay elements and deferrals ensures that an individual’s compensation is appropriately stable over time and encourages responsible risk-taking and sustainable performance for Pictet’s clients.

SANDS CAPITAL

Sub-Advisor to the Equity Fund

Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employee’s overall contribution and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the pre-tax performance variance of the Sands Capital composite returns and their respective benchmarks over one-, three- and five-year periods, weighted towards the three- and five-year results.

SBH

Sub-Advisor to the Smaller Companies Fund

The portfolio managers receive a fixed base salary and a bonus based on a combination of individual and firm performance. Criteria considered in determining incentive compensation includes: firm revenues from both new and retained clients; firm profit; achieving portfolio goals such as incremental return to the benchmark and consistency of returns across client portfolios; and subjective criteria such as additional training, new investment models developed, and overall contribution to the success of the firm. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

THORNBURG

Sub-Advisor to the International Fund

The compensation of the portfolio manager includes an annual salary, annual bonus and company-wide profit sharing. The portfolio manager also owns equity shares in Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus, include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the manager, multiple year historical total return of accounts managed by the portfolio manager, relative to market performance and similar investment companies; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

WATER ISLAND

Sub-Advisor to the Alternative Strategies Fund

Investment professionals are compensated with salary and a bonus based on individual performance, both relative and absolute fund performance, and profitability of Water Island. Profit sharing in Water Island may also be included as potential compensation. In addition, Water Island believes employee ownership and the opportunity for all employees to hold ownership interests in Water Island fosters teamwork and encourages longevity in tenure. Ownership shares may be issued to employees based on tenure, position, and contribution to Water Island. Water Island’s policies help ensure that the financial interests of its key investment personnel are aligned with its clients’ financial interests. Water Island also expends efforts to help ensure it attracts and retains key investment talent. Its goal is to focus its employees on long-term rather than short-term performance and to encourage employee retention.

WELLSCAP

Sub-Advisor to the Equity Fund and the Smaller Companies Fund

The compensation structure for WellsCap’s portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and/or over longer term periods. Participating in third party investment management compensation surveys provides market-based compensation information to help support individual pay decisions. In addition to investment management compensations surveys, compensation consideration includes prior professional experience, tenure, seniority, and a portfolio manager’s team size, scope, and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative, pre-tax investment performance of the Funds or other accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of the Equity Fund and the Smaller Companies Fund, the benchmarks against which the performance of the Equity Fund’s and the Smaller Companies Fund’s portfolios may be compared for these purposes generally are indicated in the “Performance” sections of the prospectus of the Equity Fund and the Smaller Companies Fund. In addition, portfolio managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of such Fund, as of December 31, 2017.

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Howard Appleby/ International Fund	E
Benjamin (Ben) Beneche/ International Fund	A
Jonathan T. Bloom/ Equity Fund	A
Jeffrey Bronchick/ Smaller Companies Fund	A

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Jack Chee/ Equity Fund	D
Smaller Companies Fund	A
Christopher C. Davis/ Equity Fund	A
Jeremy DeGroot/ Equity Fund	E
International Fund	E
Smaller Companies Fund	D
Alternative Strategies Fund	E
Mark T. Dickherber/ Smaller Companies Fund	A
Adam Dwinells/ Alternative Strategies Fund	A
Roger Foltynowicz/ Alternative Strategies Fund	E
Jean-Francois Ducrest/ International Fund	D
Matthew Eagan/ Alternative Strategies Fund	A
Patrick J. English/ Equity Fund	A
Danton Goei/ Equity Fund	A
Jeffrey Gundlach/ Alternative Strategies Fund	A
Paul Harrison/ Alternative Strategies Fund	A
David G. Herro/ International Fund	D
Rajat Jain/ Equity Fund	D
International Fund	C
Smaller Companies Fund	A
Stephen Kealhofer/ Alternative Strategies Fund	A
Kevin Kearns/ Alternative Strategies Fund	A
Mark Landecker/ Alternative Strategies Fund	A
James LaTorre/ International Fund	A
Mark Little/ International Fund	A
Gregg Loprete/ Alternative Strategies Fund	E
David E. Marcus/ International Fund	A
Clyde S. McGregor/ Equity Fund	A

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Scott Moore/ Equity Fund	A
Todd Munn/ Alternative Strategies Fund	D
Shaun P. Nicholson/ Smaller Companies Fund	A
William C. Nygren/ Equity Fund	A
John Orrico/ Alternative Strategies Fund	A
Fabio Paolini/ International Fund	A
Steven Romick/ Alternative Strategies Fund	A
Frank M. Sands/ Equity Fund	A
Brian Selmo/ Alternative Strategies Fund	A
Jeffrey Sherman/ Alternative Strategies Fund	A
A. Michael Sramek/ Equity Fund	A
Todd Vandam/ Alternative Strategies Fund	A
W. Vinson Walden/ International Fund	A
Richard T. Weiss/ Equity Fund	G
Smaller Companies Fund	G
Bin Zeng/ Alternative Strategies Fund	A

Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight. The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Sub-Advisors.

LITMAN GREGORY

Advisor to the Funds

It is the Advisor’s policy to vote all proxies received by the Funds in a timely manner. In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”). However, the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis. Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Funds, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Funds’ portfolio securities to one or more of the Sub-Advisors. To the extent such responsibility is delegated to a Sub-Advisor, the Sub-Advisor shall assume the fiduciary duty and reporting responsibilities of the Advisor. Unless otherwise instructed by the Funds or the Advisor, the Sub-Advisor shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Funds’ shareholders. In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Funds’ principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of one or more Funds, the conflict shall be resolved by voting in accordance with a predetermined voting policy. However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

COVE STREET

Sub-Advisor to the Smaller Companies Fund

Cove Street will vote proxies on behalf of the Smaller Companies Fund in a manner that it believes is consistent with the best interests of the Smaller Companies Fund and its shareholders. Absent special circumstances, all proxies will be voted consistent with guidelines established and described in Cove Street’s Proxy Voting Policies and Procedures. A summary of Cove Street’s Proxy Voting Policies and Procedures is as follows:

•	Cove Street generally votes against issues that seek to entrench a board and management of a company through anti-takeover measures, staggered board terms, super majority requirements and poison pill provisions;

•	Cove Street is highly sensitive to any measures that potentially may dilute shareholder interests (i.e. , new issues or excessive management compensation through equity gifting);

•	Cove Street will not vote shares in favor of social issues unless it believes it will advance shareholder value; and

•	Cove Street generally votes in favor of measures that provide shareholders with greater ability to nominate directors, hold directors and management accountable for performance, and allow shareholders to directly vote on takeover proposals by third parties.

DAVIS ADVISORS

Sub-Advisor to the Equity Fund

Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts known to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

The most important factors that Davis Advisors considers in evaluating proxy issues are: (i) the company’s or management’s long-term track record of creating value for shareholders, with the recommendations of management with a good record of creating value for shareholders given more weight than those of managements with a poor record; (ii) whether, in Davis Advisors’ estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long-term performance resulted from poor management or from factors outside of managements control.

Other factors that Davis Advisors considers may include:

(a) Shareholder oriented management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They also will have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions that could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor that may be taken into consideration in proxy voting.

(b) Allowing responsible management teams to run the business. Because Davis Advisors generally tries to invest with “owner oriented” managements (see above), Davis Advisors votes with the recommendation of management on most routine matters, unless circumstances such as long-standing poor performance or a change from Davis Advisors’ initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance. Davis Advisors believes that well-thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In Davis Advisors’ view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where Davis Advisors feels that the compensation practices at companies it owns are not acceptable, Davis Advisors will exercise its discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors’ Proxy Procedures and Policies provide additional explanation of the analysis Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation including by the following means: (1) Votes consistent with the “General Proxy Voting Policies,” are to be consistent with the best interests of clients; (2) Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy; (3) Davis Advisors may obtain guidance from an independent third party; (4) the potential conflict may be immaterial; or (5) other reasonable means of resolving potential conflicts of interest to effectively insulate the decision on how to vote client proxies from the conflict.

DCI

Sub-Advisor to the Alternative Strategies Fund

DCI generally invests in fixed income securities that do not involve proxy votes. However, DCI has adopted a Proxy Voting Policy to govern situations under which DCI has responsibility for voting proxies for the Alternative Strategies Fund consistent with the best economic interests of the Alternative Strategies Fund. In the case of a proxy vote involving a security held by the Alternative Strategies Fund, it is DCI’s policy to generally vote proxies in accordance with the recommendations set forth by the issuer’s management. There may be times, however, when DCI determines that it is in the best interests of the Alternative Strategies Fund to vote against management’s recommendation. In such circumstances, the Best Execution Committee or its designee will decide how to vote the proxy at issue. DCI reserves the right, on occasion, to abstain from voting a proxy or a specific proxy item when it concludes that the cost of voting the proxy outweighs the potential benefit or when DCI otherwise believes that voting does not serve the Alternative Strategies Fund’s best interests. To the extent applicable, voting proxies in non-U.S. markets may give rise to a number of administrative issues that may prevent DCI from voting proxies for certain companies in these jurisdictions.

Were a conflict of interest to arise between DCI and the Alternative Strategies Fund regarding the outcome of a proxy vote, DCI is committed to resolving the conflict in the best interest of the Alternative Strategies Fund before it votes the proxy at issue. If the conflict is not resolvable, DCI may disclose the conflict to the Alternative Strategies Fund and obtain the Alternative Strategies Fund’s consent before voting or seek the recommendation of a third party in deciding how to vote. DCI will maintain a record of proxy voting decisions.

DOUBLELINE

Sub-Advisor to the Alternative Strategies Fund

DoubleLine determines how to vote proxies relating to portfolio securities pursuant to its written proxy voting policies and procedures, which have been adopted pursuant to Rule 206(4)-6 under the Advisers Act (the “DoubleLine Proxy Policy”). The DoubleLine Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The DoubleLine Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the funds managed by DoubleLine and their shareholders. Under the DoubleLine Proxy Policy, DoubleLine will review each proxy to determine whether there may be a material conflict between DoubleLine and the fund. If no conflict exists, DoubleLine will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances, taking into account, but not necessarily being bound by, any recommendation made by any third party vendor that has been engaged by DoubleLine to provide recommendations on the voting of proxies.

If a material conflict does exist, DoubleLine will seek to resolve any such conflict in accordance with the DoubleLine Proxy Policy, which seeks to resolve such conflict in the relevant fund’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the recommendation of an independent third-party service provider; (iii) voting in accordance with the instructions of the relevant fund’s board, or any committee thereof; or (iv) not voting the proxy. In voting proxies, including those in which a material conflict may be determined to exist, DoubleLine may also consider the factors and guidelines included in the DoubleLine Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, DoubleLine may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proxies of non-U.S. issuers, DoubleLine reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost to the relevant fund.

DoubleLine supervises and periodically reviews its proxy voting activities and implementation of the DoubleLine Proxy Policy.

EVERMORE

Sub-Advisor to the International Fund

Evermore has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that Evermore votes proxies relating to equity securities in the best interest of clients.

In voting proxies, Evermore is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. Evermore attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. Evermore may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve Evermore of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, Evermore generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that Evermore considers in voting on such issue, Evermore votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that Evermore considers in voting on such issue, Evermore votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that Evermore considers in voting on such issues fall into a variety of categories, including election of trustees, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and trustee compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause Evermore to abandon a policy that would have otherwise applied to issuers generally. Evermore’s policy is to vote all proxies from a specific issuer in the same way for each client absent qualifying restrictions from the client.

In furtherance of Evermore’s goal to vote proxies in the best interest of clients, Evermore follows procedures designed to identify and address material conflicts that may arise between Evermore’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, Evermore reviews its relationship with the issuer of each security to determine if Evermore or any of its employees has any financial, business or personal relationship with the issuer. Evermore is also sensitive to the fact that a significant, publicized relationship between an issuer and a non- affiliate might appear to the public to influence the manner in which Evermore decides to vote a proxy with respect to such issuer.

Evermore’s CCO reviews and addresses conflicts of interest brought to his or her attention. A proxy issue that will be voted in accordance with a stated position on an issue is not brought to the attention of the CCO for a conflict of interest review because Evermore’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy. With respect to a conflict of interest brought to its attention, the CCO first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Evermore’s decision-making in voting proxies.

If it is determined by the CCO that a conflict of interest is not material, Evermore may vote proxies notwithstanding the existence of the conflict. If it is determined by the CCO that a conflict of interest is material, the CCO is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

Evermore’s Proxy Voting Policies and Principles

Evermore’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Evermore’s organization, including the investment team, chief operating officer, chief financial officer, chief compliance officer, operations personnel, and outside legal counsel. The Board of Trustees of the Trust will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Evermore believes to be good corporate governance and behavior:

Board of Directors. The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Evermore supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Evermore will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Evermore will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Evermore will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Evermore evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. Evermore generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, Evermore will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors. Evermore will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Evermore will examine proposals relating to non-audit relationships and non-audit fees. Evermore will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Evermore believes that executive compensation should be directly linked to the performance of the company. Evermore evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Evermore will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Evermore will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less. Severance compensation arrangements will be reviewed on a case-by-case basis, although Evermore will generally oppose “golden parachutes” that are considered excessive. Evermore will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Evermore will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues. Evermore generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Evermore conducts an independent review of each anti-takeover proposal. On occasion, Evermore may vote with management when the investment team has concluded that the proposals are not onerous and would not harm Advisory Clients’ interests as stockholders. Evermore generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Evermore will closely evaluate shareholder rights plans on a case-by-case basis to determine whether or not they warrant support. Evermore will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Evermore generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Evermore usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure. Evermore realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Evermore will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Evermore will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Evermore will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Evermore will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring. Mergers and acquisitions will be subject to careful review by Evermore to determine whether they would be beneficial to shareholders. Evermore will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues. As a fiduciary, Evermore is primarily concerned about the financial interests of its advisory clients. Evermore will generally give management discretion with regard to social, environmental and ethical issues although Evermore may vote in favor of those issues that are believed to have significant economic benefits or implications. Evermore generally supports the right of shareholders to call special meetings and act by written consent. However, Evermore will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global Corporate Governance. Evermore manages investments in countries worldwide. Many of the tenets discussed above are applied to Evermore’s proxy voting decisions for international investments. However, Evermore must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Evermore’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

Proxy Voting Procedures

Evermore relies upon the clients’ custodians to notify Evermore of any upcoming proxy events. When proxy materials are received by Evermore’s operations personnel, the materials are provided to one or more members of Evermore’s Investment Team who review the materials and determine the vote on each proposal contained within the proxy material. The proxy votes are then provided to Evermore’s operations personnel who will transmit the vote electronically by (1) fax to the custodian; (2) email to the custodian; or (3) electronically through a third-party Proxy Service Provider at the request of the custodian. All proxy votes submitted are tracked and recorded by Evermore’s operations department.

FMI

Sub-Advisor to the Equity Fund

Policies

FMI will vote proxies in a manner that FMI feels best protects the interests of the common shareholder. FMI will look critically upon any issue or vote that will limit or reduce the prerogatives and/or influence of the common shareholders. To assist in its review of the proxies FMI receives, FMI may refer to the analyses and voting recommendations of an independent, third party proxy service provider (e.g., Glass, Lewis & Co., LLC, Institutional Shareholder Services Inc., etc. (each, a “Proxy Service Provider”)). While FMI may consider the analyses and recommendations provided by a Proxy Service Provider in making a final voting decision, FMI does not consider recommendations from a Proxy Service Provider to be determinative of its ultimate decision. Rather, FMI exercises its independent judgment in making voting decisions (except as discussed below).

The following statement of policies is couched in terms of FMI’s general posture on various issues, recognizing that there are always exceptions.

Administrative Issues

FMI will generally vote in favor of the re-election of directors and the appointment of actuaries, auditors, and similar professionals. FMI will also vote in favor of programs of indemnification of directors, which are consistent with common practice. The changing of auditors raises a yellow flag, and FMI tries to determine the reasons for any change. If the change results from a dispute between the company and the auditors, and FMI feels the auditor’s position is correct, FMI will vote against making a change.

Management Entrenchment Issues

FMI will generally vote against any proposal or policy that seeks to prevent the takeover of a company that is in receipt of a bona fide offer, whether friendly or otherwise. Such anti-takeover policies may include, but are not limited to, poison pill, super-majority voting, golden parachute arrangements, and staggered board arrangements, where that represents a change from a standard board. FMI will generally vote in favor of maintaining preemptive rights for shareholders, one share/one vote, and cumulative voting rights. Generally FMI will support proposals calling for majority vote for directors and separation of the Chairman and CEO roles.

FMI will tend to vote against creation of classes of stock with superior voting rights, which protect management’s voting control despite reduced financial commitment of management to the company. FMI will evaluate proposals, such as changing state of incorporation, fiscal year, or corporate charter, in light of specific circumstances prompting the proposal, to determine whether the proposed change would reduce shareholders’ rights.

Mergers and Acquisitions

Voting on mergers, acquisitions, or spin-offs requires an evaluation of the impact of those transactions upon the company, and FMI will vote based upon its assessment of what is best for the company and therefore the shareholders. With respect to a proposed takeover of the company, FMI initially evaluates an offer for the company in terms of the fairness of the price. FMI does this in the context of a two- to three-year time horizon to avoid selling at a premium over a temporarily depressed stock price. FMI would generally vote in favor of offers that represent a fair price, paid either in cash or in exchange for liquid securities of strong acquiring firms. FMI will oppose offers which FMI feels represent an unfair price, and FMI will oppose offers where shareholders are asked to finance a takeover by taking back debt or preferred stock of questionable quality. FMI tends to be skeptical of management-led leveraged buyouts, as FMI feels it is very difficult for them to be objective as to the value of the company when they are the purchaser.

Management Incentives

FMI strongly favors programs that encourage outright stock ownership as opposed to conventional option plans. In limited cases, when the options are earmarked for lower level employees and the absolute amount is modest, FMI will vote affirmatively. FMI generally votes against traditional stock option plans. Typical option plans result in a misalignment of management and shareholder interests, due to the asymmetrical risk profile of an option. Since there is no downside risk, management has an incentive to take excessive risk. In short, executives tend to cease thinking like true owners. FMI likes to see senior and executive level managers own stock in multiples of their annual salary.

Ideally FMI prefers to see bonuses and incentive awards paid in stock (with a vesting period), rather than cash or options. FMI looks for stock award plans to be based on tangible operating performance metrics, such as return-on-invested capital or profit margin.

Additionally, when FMI deems management as excessively compensated, FMI will likely vote against any kind of additional reward plan, even if the plan by itself looks reasonable.

Social Issues

It is FMI’s belief that socially responsible companies have, over time, provided superior investment returns for long-term investors. Fair hiring and inclusiveness with respect to women and minorities create a positive corporate culture that offers greater opportunities for growth for all employees, with concomitant rewards for shareholders of the company. A responsible corporate policy with respect to environmental issues is critical to all of us.

FMI’s general posture with respect to social issues is to support management so long as they are complying with the spirit of the laws and regulations of the United States of America. Shareholder proposals must be considered on a case-by-case basis. The number of specific issues that FMI has seen raised on proxy votes with respect to social and labor issues are increasing. Since there is much “gray” and little “black and white” with respect to the level of corporate commitment to many of the social issues, and since FMI is generally supportive of the goals and policies of the companies that FMI owns, FMI would tend to vote in favor of management on these issues absent evidence that the company is abusing FMI’s trust, or direction from FMI’s clients to the contrary. If it is the desire of a client to provide input and direction on the voting of proxies with respect to certain issues, FMI would be more than happy to advise them when such issues arise and to defer to their wishes in voting on those issues.

Conflicts of Interest

FMI strives to ensure that all conflicts of interest are resolved in the best interests of its clients. When there is an apparent conflict of interest, or the appearance of a conflict of interest (e.g., where FMI may receive fees from a company for advisory or other services at the same time that FMI has investments in the stock of that company), FMI will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under NYSE rules (e.g., directors and auditors). In all other cases involving a conflict or appearance of a conflict, FMI will cause the proxies to be voted in accordance with the recommendations of a Proxy Service Provider.

Procedures

FMI has the responsibility and authority to vote proxies with respect to the securities under its management unless the right to vote proxies is expressly reserved for the client, plan trustees or other plan fiduciary. FMI will advise the pension committee, board of trustees, custodian or client to forward all proxy materials to its offices and will take reasonable steps to ensure that they are received. FMI will review the issues to be voted upon and vote the proxies in accordance with the policies stated above, unless directed otherwise by the client. FMI will maintain and monitor all meeting, ballot, account and vote information, and make this information available to clients upon request.

In situations where securities held in a portfolio are not generally owned “across the board” in all client accounts with the same investment style (i.e., small holdings), FMI will vote those proxies based upon the management’s recommendations.

Proxies cannot be voted on any securities that have been loaned out by the client. Where securities have been loaned out and a vote is required regarding a material event, FMI will attempt to recall the loaned security in order to vote the proxy. This does not apply to “small holdings” as defined above. Please note that in certain circumstances, securities on loan may not be recalled due to circumstances beyond the control of FMI.

FIRST PACIFIC

Sub-Advisor to the Alternative Strategies Fund

First Pacific has implemented Proxy Voting Policies and Procedures, which underscore First Pacific’s concern that all proxy voting decisions be made in the best interests of the funds it manages and that First Pacific act in a prudent and diligent manner intended to enhance the economic value of the assets of such funds. First Pacific has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for the portfolio securities held in the accounts managed by First Pacific, including the Smaller Companies Fund and the Alternative Strategies Fund, subject to First Pacific’s continuing oversight. ISS, a Delaware corporation, provides proxy voting services to many investment advisers on a global basis. Certain of First Pacific’s proxy voting guidelines include the following: First Pacific votes for uncontested director nominees recommended by management. First Pacific votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail. First Pacific votes against a management proposal to eliminate or limit shareholders’ rights to call a special meeting. Although many proxy proposals can be voted in accordance with First Pacific’s proxy voting guidelines, some proposals will require special consideration, and First Pacific will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between First Pacific’s interests and a fund’s interests, First Pacific will resolve the conflict as follows: to the extent the matter is specifically covered by First Pacific’s proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines. To the extent First Pacific is making a case-by-case determination under its proxy voting guidelines, First Pacific will disclose the conflict to the Board or the Advisor and obtain the Board’s or Advisor’s consent to vote or direct the matter to an independent third party, selected by the Board or the Advisor, for a vote determination. If the Board’s or the Advisor’s consent or the independent third party’s determination is not received in a timely manner, First Pacific will abstain from voting the proxy.

First Pacific, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which First Pacific will not process a proxy because it is impractical to do so. For example, First Pacific generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the best interests of the applicable managed account to do so.

HARRIS

Sub-Advisor to the Equity Fund and International Fund

Harris as part of its management responsibilities is generally responsible for exercising voting rights with respect to client accounts in accordance with its Proxy Voting Policies and Procedures. Harris exercises voting rights solely with the goal of serving the best interests of its clients in their capacity as shareholders of a company. In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and does not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and invests in companies in which Harris believes management goals and shareholder goals are aligned. Therefore, on most issues, Harris casts votes in accordance with management’s recommendations. However, when Harris believes that management’s position on a particular issue is not in the best interests of its clients, Harris will vote contrary to management’s recommendation.

Harris’ Proxy Voting Committee has established a number of proxy voting guidelines on various issues of concern to investors. The Proxy Voting Committee normally votes proxies in accordance with those guidelines unless it determines that it is in the best economic interests of a client and its shareholders to vote contrary to the guidelines.

•	With respect to a company’s board of directors, Harris believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and it usually will vote in favor of proposals that ensure such independence.

•	With respect to auditors, Harris believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it usually will vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

•	With respect to equity based compensation plans, Harris believes that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, Harris will normally vote against plans that substantially dilute its clients’ ownership interest in the company or provide participants with excessive awards. Harris usually also will vote in favor of proposals to require the expensing of options, in favor of proposals for an annual shareholder advisory vote on executive compensation and in favor of advisory votes to ratify named executive officer compensation. Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

•	With respect to corporate structure and shareholder rights, Harris believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, Harris usually will vote against proposals for supermajority voting rights, against the adoption of anti-takeover measures, and against proposals for different classes of stock with different voting rights.

•	With respect to social responsibility issues, Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management. Harris is focused on maximizing long-term shareholder value and usually will vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

Harris may determine not to vote a proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”), and Harris may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, will monitor and resolve any potential material conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director), or when one of Harris’s employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to ensure that proxies are voted solely in its clients’ collective best interest, Harris will vote in accordance with either its written guidelines or the recommendation of an independent voting service. If Harris believes that voting in accordance with the guidelines or the recommendation of the voting service would not be in the collective best interests of shareholders, the Proxy voting Conflicts Committee will determine how shares should be voted.

LAZARD

Sub-Advisor to the International Fund

Introduction

Lazard is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, Lazard has a fiduciary obligation to vote proxies in the best interests of its clients. Lazard’s Proxy Voting Policy has been developed with the goal of maximizing the long term shareholder value of its clients’ portfolios.

Lazard does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. Lazard’s policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. Lazard also has defined policies and procedures to address and mitigate any actual or perceived conflicts of interest relating to its proxy voting.

Proxy Operations Department

Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”) which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by the firm’s Legal & Compliance Department and the Proxy Committee.

Proxy Committee

Lazard’s Proxy Committee comprises investment professionals, including portfolio managers and analysts, the General Counsel and Chief Compliance Officer. In addition, several Lazard operations professionals serve as advisors to the Proxy Committee.

The Proxy Committee meets at least annually to review Lazard’s Proxy Voting Policy and to evaluate potential enhancements. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as requested by the manager of ProxyOps or at the request of any member of the Proxy Committee.

Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services (ISS) and by Glass, Lewis & Co. (Glass Lewis). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve Lazard’s understanding of the issues surrounding a company’s proxy proposals, Lazard’s investment professionals are ultimately responsible for providing the vote recommendation for a given proposal. Voting for each agenda of each meeting is instructed specifically by Lazard in accordance with its Proxy Voting Policy; Lazard does not employ outside services to vote on its behalf.

ISS additionally serves as Lazard’s proxy voting facilitator, and is responsible for processing of ballots received, dissemination of Lazard’s vote instructions, and additionally provides Lazard’s recordkeeping and reporting.

Voting Process

Lazard votes on behalf of its clients according to “Approved Guidelines” issued by the Proxy Committee. The Approved Guidelines determine whether a specific agenda item should be voted ‘For,’ ‘Against,’ or is to be considered on a case-by case basis. ProxyOps confirms that all vote instructions are consistent with Lazard’s approved voting guidelines. These guidelines are reviewed by the ProxyOps Manager and the Proxy Committee on an annual basis.

The investment professional provides the vote recommendation in accordance with the Approved Guidelines. Any exceptions to this, which are rare, require approval from the Proxy Committee. In this case, the investment professional must provide detailed rationale for their recommendation, and the Proxy Committee will then determine whether or not that vote recommendation is to be accepted and applied to the specific meeting’s agenda.

Case-by-case agenda items are evaluated by Lazard investment professionals based on the specific facts relevant to an individual company. The Lazard investment professional formulates their vote recommendation based on their research of the company and their evaluation of the specific proposal. The investment professional will assess the relevant factors in conjunction with the analysis of the company’s management and business performance. The investment professional may also engage with the company’s executives or board members to improve Lazard’s understanding of a proxy proposal and/or to provide Lazard’s advice on how a company can enhance their corporate governance practices.

ProxyOps confirms that all vote instructions are in accordance with Lazard’s Proxy Voting Policy and guidelines, and will then enter the vote instructions for inclusion in the meeting’s tabulation. Lazard generally will treat proxy votes and voting intentions as confidential in the period before votes have been cast, and for appropriate time periods thereafter.

Conflicts of Interest

ProxyOps monitors all proxy votes for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision, such as:

•	Lazard manages the company’s pension plan;

•	The shareholder proponent of a proposal is a Lazard client;

•	A Lazard employee sits on a company’s board of directors;

•	Lazard serves as financial advisor or provides other investment banking services to the company; or

•	A Lazard employee has a material relationship with the company.

“Conflict Meetings” are voted in accordance with the Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which Lazard subscribes.

Voting Exceptions

It is Lazard’s intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in Lazard’s view, in the best interests of its clients; shares held on loan and shares subject to liquidation impediment are two such circumstances where the benefit of voting can be significantly compromised.

Environmental, Social and Corporate Governance

Lazard has an Environmental, Social and Corporate Governance (ESG) Policy, which outlines Lazard’s approach to ESG and how its investment professionals take ESG issues into account as a part of the investment process. Lazard recognizes that ESG issues can affect the valuation of the companies that Lazard invests in on its clients’ behalf. As a result, Lazard take these factors into consideration when voting, and, consistent with its fiduciary duty, vote proposals in a way Lazard believes will increase shareholder value.

LOOMIS SAYLES

Sub-Advisor to the Alternative Strategies Fund

Loomis Sayles uses the services of third parties (“Proxy Voting Services”) to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Services’ own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service unless Loomis Sayles’ Proxy Committee determines that the client’s best interests are served by voting otherwise. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All nonroutine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of the fund holding the security, and will be voted in the best investment interests of the funds. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of the fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and updating of the Loomis Sayles’ Proxy Voting Policies and Procedures (“Procedures”), including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the fund holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have; and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

NORTHERN CROSS

Sub-Advisor to the International Fund

Northern Cross’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by Northern Cross to implement the policy.

Northern Cross will vote all proxies delivered to it by the fund’s custodian. The vote will be cast in such a manner, which, in Northern Cross’s judgment, will be in the best interests of shareholders. Northern Cross contracts with Boston Investor Services, Inc. for the processing of proxies.

Northern Cross will generally comply with the following guidelines:

Routine Corporate Governance Issues

Northern Cross will vote in favor of management. Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure. In certain cases Northern Cross will vote in accordance with the guidelines of specific clients.

Non-routine Corporate Governance Issues

Northern Cross will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, Northern Cross generally votes against proposals that will increase shareholder dilution. In general Northern Cross will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

Non Voting of Proxies

Northern Cross may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

Conflicts of Interest

Should Northern Cross have a conflict of interest with regard to voting a proxy, Northern Cross will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

Record Keeping

The following records will be kept for each client: copies of Northern Cross’s proxy voting policies and procedures; copies of all proxy statements received; a record of each vote Northern Cross casts on behalf of the client along with any notes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict; a copy of each written client request for information on how Northern Cross voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will be distributed to all clients of Northern Cross and added to Northern Cross’s Part 2 of Form ADV. A hard copy of the policy will be included in the Compliance Program and is available on request.

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of Northern Cross’s clients and the interests of Northern Cross, its employees, or its affiliates. Northern Cross must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict.

Northern Cross’s Portfolio Managers/Partners are primarily responsible for identifying proxy voting proposals that present a conflict of interest. If Northern Cross receives a proxy relating to an issuer that raises a conflict of interest, the Portfolio Managers/Partners will discuss with the Compliance Officer and together shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Compliance Officer will record in writing the basis for any such determination.

NUANCE

Sub-Advisor to the Equity Fund

It is Nuance’s policy, where it has accepted responsibility to vote proxies on behalf a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For client’s that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), it is Nuance’s policy to follow the provisions of any ERISA plan’s governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

Responsibility

Where Nuance has accepted responsibility to vote proxies on behalf a particular client, the Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by Nuance (the “Proxy Voting Guidelines”) and Nuance’s policies and procedures.

Procedures

Nuance may vote client proxies where a client requests and Nuance accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, Nuance. In such circumstances Nuance will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. Nuance shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how Nuance voted their proxies when applicable. At any time, a client may contact Nuance to request information about how it voted proxies for their securities. It is generally Nuance’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

Nuance’s Client Services and Operations Departments will be responsible for monitoring corporate actions and ensuring that proxies are submitted in a timely manner. Nuance may delegate the responsibility to vote client proxies to one or more persons affiliated with Nuance (such person(s) are hereafter collectively referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when Nuance receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with Nuance’s Proxy Voting Guidelines. When Nuance receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Proxy Voting Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Proxy Voting Committee, it is determined that such action is in the best interest of Nuance’s clients. In the exercise of such discretion, the Proxy Voting Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxies voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of Nuance’s recordkeeping process. In performing its responsibilities the Proxy Voting Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel, and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.

Conflicts of Interest

Nuance may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Nuance may provide services to accounts owned or controlled by companies whose management is soliciting proxies. Nuance, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Proxy Voting Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. Nuance will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:

Where the Proxy Voting Guidelines outline Nuance’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with the its Proxy Voting Guidelines.

Where the Proxy Voting Guidelines outline Nuance’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Proxy Voting Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:

•	Vote the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or

•	Provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Third Party Delegation

Nuance may delegate, to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to Nuance. The Chief Compliance Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.

Special Circumstances

Nuance may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed Nuance that they wish to retain the right to vote the proxy; (ii) where Nuance deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated Nuance’s services; (iv) where a proxy is received for a security that Nuance no longer manages (i.e., Nuance had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which Nuance has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because the title to loaned securities passes to the borrower, Nuance will be unable to vote any security that is out on loan to a borrower on a proxy record date.

PICTET

Sub-Advisor to the International Fund

Pictet will accept the authority to vote client securities, and outsources the administration of all voting activities to ISS, a firm specializing in the provision of corporate governance services. ISS will perform the voting activities based on the proxy voting policy issued by Pictet. Pictet’s proxy voting policy can be obtained upon request from Pictet. Pictet’s proxy voting policy is reasonably designed to assist Pictet in voting proxies in the best interests of its clients. Pictet’s proxy voting policy addresses matters that are commonly submitted to shareholders of a company for voting, including but not limited to, issues relating to the board of directors, capital structure, auditors, mergers and corporate restructuring. ISS provides Pictet with a monthly report that includes the details of all resolutions and their respective votes, and various statistical analyses.

SANDS CAPITAL

Sub-Advisor to the Equity Fund

Sands’ policies and procedures are designed to ensure that Sands is administering proxy voting matters in a manner consistent with the best interests of client and with the firm’s fiduciary duties under applicable law. Sands seeks to discharge the firm’s fiduciary duty to clients for whom Sands has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of clients. In voting proxies, Sands is neither an activist in corporate governance nor an automatic supporter of management. However, because Sands believes that the management teams of most companies it invests in generally seek to serve shareholder interests, Sands believes that voting proxy proposals in the client’s best economic interests usually means voting with the recommendations of these management teams. Accordingly, Sands believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved.

Sands has established a Proxy Committee that is responsible for (i) the oversight and administration of proxy voting on behalf of Sands’ clients, including developing, authorizing, implementing and updating Sands’ proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research and other services intended to facilitate the proxy voting decisions made by Sands. The Proxy Committee has established guidelines that are applied generally and not absolutely, such that Sands’ evaluation of each proposal will be performed in the context of the guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted. In evaluating a proxy proposal, a research team member may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

For routine matters, meaning matters that generally will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company, Sands will vote in accordance with the recommendation of the company’s management, unless, in Sands’ opinion, such recommendation is not conducive to long term value creation. Non-routine matters involve a variety of issues including, but not limited to, directors’ liability and indemnity proposals, executive compensation plans, mergers, acquisitions, and other restructurings submitted to a shareholder vote, anti-takeover and related provisions and shareholder proposals and will require company specific and a case-by-case review and analysis. With respect to matters that do not fit in the categories stated above, Sands will exercise its best judgment as a fiduciary to vote in accordance with the best interests of its clients.

When a Sands client participates in a securities lending program, Sands will not be able to vote the proxy of the shares out on loan. Sands will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment, Sands may request a client to recall securities that are on loan if it is determined that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. The research team member who is responsible for voting the proxy will notify the Proxy Committee in the event he/she believes a recall of loaned securities is necessary. In determining whether a recall of a security is warranted (“Significant Event”), Sands will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. Sands may utilize third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. The Proxy Committee will review the proxy proposals that have been determined to be Significant Events from time to time and will adjust the foregoing standard as it deems necessary.

For purposes of identifying conflicts, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by Sands’ employees and other information known by a member of the Proxy Committee. The Proxy Voting Committee may determine that Sands has a conflict of interest as a result of the following: (1) significant business relationships which may create an incentive for Sands to vote in favor of management; (2) significant personal or family relationships, meaning those that would be reasonably likely to influence how Sands votes the proxy; and (3) contact with Proxy Committee members for the purpose of influencing how a proxy is to be voted.

In the event that the Proxy Committee determines that Sands has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to Sands’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then Sands may vote the proxy in accordance with the recommendation of the research team member. In the event that the Proxy Committee determines that Sands has a material conflict of interest with respect to a proxy proposal, Sands will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, Sands may (i) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party; or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how Sands will vote on the proposal. Sands may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.

SBH

Sub-Advisor to the Smaller Companies Fund

SBH has adopted proxy voting policies and procedures that address recordkeeping and include provisions that address material conflicts of interest that arise in the proxy voting process. The majority of the proxies will be voted in accordance with the recommendation of ISS, subject to review of each matter by the portfolio managers to make certain that there is no special consideration needed based on instructions from the client or portfolio managers.

THORNBURG

Sub-Advisor to the International Fund

The following summarizes Thornburg’s procedures for voting securities in each account managed by Thornburg, for the benefit of and in the best interest of the client. The policy provides procedures for assembling voting information and applying the informed expertise and judgment of Thornburg’s personnel on a timely basis in pursuit of the above-stated voting objectives.

A further element of Thornburg’s policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to the policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Thornburg may abstain from voting or decline a vote in those cases where there is no relationship between the issue and the enhancement or preservation of an investment’s value.

It is also important to the pursuit of the policy’s voting objectives that Thornburg be able to substitute its judgment in any specific situation for a presumption in the policy where strict adherence to the presumption could reasonably be expected by Thornburg, based upon the information then available (including, but not limited, to media and expert commentary and outside professional advice and recommendations sought by Thornburg on the issue), to be inconsistent with the objectives of the policy. Accordingly, Thornburg may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by a client or the policy.

The key functions of Thornburg’s Proxy Voting Coordinator include:

(a) Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b) Collecting recommendations, analyses, commentary and other information respecting subjects of proxy votes, from service providers engaged by Thornburg and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c) Providing to appropriate portfolio managers any specific voting instructions from clients;

(d) Collecting proxy votes or instructions from portfolio managers and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Thornburg);

(e) Accumulating voting results as set forth in Thornburg’s policy and transmitting that information to Thornburg’s Compliance Officer; and

(f) Participating in the annual review of Thornburg’s policy.

The Proxy Voting Coordinator may, with the approval of the President of Thornburg, delegate any portion or all of any one or more of these functions to one or more other individuals employed by Thornburg. Any portion or all of any one or more of these functions also may be performed by service providers engaged by Thornburg.

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Thornburg may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by Thornburg to evaluate proxy voting issues.

The portfolio manager responsible for management of a specific account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the account in accordance with the policy. The portfolio manager may delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by Thornburg.

In any case where a portfolio manager determines that a proxy vote involves an actual conflict of interest, and the proxy vote relates to the election of a director in a uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service previously engaged by Thornburg. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the client for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the client, Thornburg shall disclose the conflict of interest to the client.

WATER ISLAND

Sub-Advisor to the Alternative Strategies Fund

Water Island intends to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. Water Island takes its fiduciary responsibilities very seriously and believes the right to vote proxies is a significant asset of shareholders and clients. Water Island exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its shareholders’ and clients’ investments.

Water Island votes proxies solely in the interests of its clients and believes that any conflict of interest must be resolved in the way that will most benefit its clients. Since the quality and depth of management is a primary factor considered when investing in a company, Water Island gives substantial weight to the recommendation of management on any issue. However, Water Island will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of Water Island’s clients.

Water Island recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Water Island or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. Water Island shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of Water Island with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of Water Island’s business, and to bring conflicts of interest of which they become aware to the attention of Water Island. Water Island shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Water Island’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If Water Island determines that a conflict of interest is not material, Water Island may vote proxies notwithstanding the existence of a conflict.

WELLSCAP

Sub-Advisor to the Equity Fund and the Smaller Companies Fund

Pursuant to Rule 206(4)-6 under the Advisers Act, WellsCap has adopted Proxy Voting Policies and Procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of its clients. WellsCap exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

WellsCap utilizes an independent third-party (“Third-Party”), currently ISS, for voting proxies and proxy voting analysis and research. The Third-Party votes proxies in accordance with ISS’s published Proxy Guidelines. In addition, clients may elect to have WellsCap vote proxies in accordance with guidelines established pursuant to platforms, e.g., Taft-Hartley, to meet their specific business requirements.

To fulfill its fiduciary duties with respect to proxy voting, WellsCap has designated an officer to administer and oversee the proxy voting process and to monitor the Third-Party to ensure its compliance with the Proxy Guidelines.

WellsCap believes that, in most instances, material conflicts of interest can be minimized through a strict and objective application by the Third-Party of the Proxy Guidelines. In cases where WellsCap is aware of a material conflict of interest regarding a matter that would otherwise require its vote, it generally will defer to the Third-Party as to how to vote on such matter in accordance with ISS’ guidelines.

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge, upon request, by calling toll-free, 1-800-960-0188 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge, upon request, by calling 1-800-960-0188.

ADMINISTRATOR

State Street Bank and Trust Company (“State Street” or the “Administrator”) serves as the Trust’s administrator pursuant to an Administration Agreement dated September 10, 2014 (the “Administration Agreement”). State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street is located at One Lincoln Street, Boston, MA 02111. Pursuant to the Administration Agreement with the Trust, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Administration Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, each Fund pays State Street an annual administration fee based upon a percentage of the average net assets of such Fund.

The following table shows administrative fees paid to the Funds’ administrator during the fiscal years ended December 31:

Year	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
2017	$48,862	$63,397	$0	$316,486
2016	$61,667	$212,867	$4,776	$242,659
2015	$74,955	$283,741	$19,153	$211,773

PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Management Agreement states that, with respect to the segment of each Fund’s portfolio allocated to the applicable Sub-Advisor, the Sub-Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Sub-Advisor shall not direct orders to an affiliated person of the Sub-Advisor without general prior authorization to use such affiliated broker or dealer by the Board. In general, a Sub-Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Sub-Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

The aggregate dollar amounts of brokerage commissions paid by the Funds during the last three fiscal years are as follows:

Year	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
2017	$122,851	$524,719	$64,211	$969,226
2016	$135,878	$869,728	$63,954	$997,387
2015	$223,137	$1,317,155	$124,445	$982,771

Of these amounts, the dollar amount of brokerage commissions paid to the brokers who furnished research services during the last three fiscal years are as follows:

Year	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
2017	$36,423	$41,383	$32,705	$275,772
2016	$26,215	$103,943	$24,173	$207,406
2015	$53,000	$171,469	$37,064	$200,479

For the fiscal years ended December 31, 2017, 2016 and 2015, the Funds paid no commissions to broker-dealers affiliated with the Advisor or any of the Sub-Advisors.

Subject to such policies as the Advisor and the Board may determine, a Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by its Management Agreement with a Fund or otherwise solely by reason of its having caused any Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or Advisor’s overall responsibilities with respect to each Fund or other advisory clients. Each Sub-Advisor is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine. Each Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a Sub-Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

The following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the most recent fiscal year.

Fund	Broker	Amount
Equity Fund	Bank of America Corp.	$3,453,840
	Citigroup Global Markets, Inc.	$4,114,873
	J.P. Morgan Chase & Co.	$2,355,888
International Fund	Credit Suisse Securities (USA) LLC	$8,047,501
Alternative Strategies Fund	Bank of America Securities LLC	$8,047,501
	Citigroup Global Markets, Inc.	$8,560,126
	Citigroup Global Markets, Inc.	$1,866,557
	J.P. Morgan Chase & Co.	$2,273,797
	J.P. Morgan Chase & Co.	$743,982

Distribution of Fund Shares

The Funds’ principal underwriter is ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor is compensated for performing this service by the Advisor and is not paid by the Funds.

Distribution Plan

As noted in the prospectus, the Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Investor Class of the Equity Fund, International Fund and Alternative Strategies Fund.

Under the Distribution Plan, the Equity Fund, International Fund and Alternative Strategies Fund are authorized to pay the Distributor for distribution services related to Investor Class shares (the “Distribution Fee”) at an annual rate of 0.25% of such Funds’ average daily net assets attributable to Investor Class shares. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of such Funds’ Investor Class shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Investor Class of the Equity Fund, International Fund and Alternative Strategies Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to prospective shareholders, the printing and mailing of sales literature, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Equity Fund, International Fund and Alternative Strategies Fund may, from time to time, deem advisable.

The tables below show the amount of the Distribution Fee for the fiscal year ended December 31, 2017.

Fund	Distribution Fee incurred by Investor Class Shares
Equity Fund	$221
International Fund	$59,756
Alternative Strategies Fund	$495,562

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses
Equity Fund	$0	$0	$221	$0	$0	$0
International Fund	$0	$0	$59,756	$0	$0	$0
Alternative Strategies Fund	$0	$0	$495,562	$0	$0	$0

Other Shareholder Servicing Expenses Paid by the Funds

The Funds make payments to financial intermediaries for certain sub-recordkeeping, sub-transfer agent or similar services provided by financial intermediaries in amounts determined by the Funds’ Board of Trustees to represent reasonable amounts for those services. These expenses paid by a Fund would remain subject to any overall expense limitation applicable to that Fund. These expenses are in addition to any supplemental amounts the Advisor pays out of its own resources and are in addition to a Fund’s payment of any amounts through the Distribution Plan.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take these payment arrangements into account when considering and evaluating any recommendations relating to the Funds’ shares.

The table below identifies the financial intermediaries who received compensation from the Funds for providing sub-recordkeeping, sub-transfer agency or similar services during the calendar year ended December 31, 2017:

Firm

Charles Schwab

Fidelity Investments

Financial Data Services, Inc.

Great-West Financial

LPL Financial

Merrill Lynch

MSCS Financial Services Operating

National Financial Services, LLC (Fidelity Brokerage)

Pershing

Raymond James

TD – Ameritrade

Vanguard

Payments by the Advisor

Set forth below is a list of the member firms of FINRA to which the Advisor, or its affiliates, made payments out of their revenues in connection with the sale and distribution of the Funds’ shares or for services to the Funds and their shareholders for the year ended December 31, 2017. Such payments are in addition to any Distribution Plan amounts paid to such FINRA member firms. Any additions, modifications, or deletions to the FINRA member firms identified in this list since December 31, 2017 are not reflected:

FINRA member firms

Raymond James

The Advisor or its affiliates may also make payments to selling and shareholder servicing agents that are not FINRA member firms and that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of a Sub-Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions as compared to the costs and taxable transactions of an investment company that holds investments for a longer period. The Advisor does not expect each Fund’s portfolio turnover rate (except for the Alternative Strategies Fund) to exceed 150% in most years.

Portfolio turnover rates for the fiscal years ended December 31, 2017 and 2016 were as follows:

Fund	2017	2016
Equity Fund	33.49%	26.98%
International Fund	41.90%	43.84%
Smaller Companies Fund	107.51%	51.32%
Alternative Strategies Fund	169.34%	142.24%

The Smaller Companies Fund’s portfolio turnover rate increased year over year due to a change in portfolio management and portfolio repositioning.

NET ASSET VALUE

The NAV of a Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (currently, 4:00 p.m., Eastern Time) each business day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine a Fund’s NAV on the last day on which such exchange was open will be used, unless the Board determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund’s NAV is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its NAV may occur between the times when such securities are valued and the close of the NYSE which will not be reflected in the computation of a Fund’s NAV unless the Board or its delegates deem that such events would materially affect the NAV, in which case an adjustment would be made.

Generally, a Fund’s investments are valued on the basis of market quotations. Securities or assets for which market quotations are not available, or for which the pricing service approved by the Board does not provide a valuation or provides a valuation that in the judgment of the relevant Sub-Advisor, with the concurrence of the Advisor, is stale or does not represent the fair value of such securities or assets, shall be valued by the Valuation Committee in consultation with the Advisor, the relevant Sub-Advisor, and the Administrator pursuant to procedures approved by the Board.

Each Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges, are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Funds’ accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Sub-Advisors to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities, which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service and approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board. If an options or futures exchange closes after the time at which a Fund’s NAV is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the NAV.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

TAXATION

The following is a summary of certain material U.S. federal income tax consequences of acquiring, holding and disposing of the interests in the Funds. It is based upon the Code, the U.S. Treasury Regulations promulgated thereunder, published rulings and court decisions, all as in effect on the date hereof and all of which are subject to change or differing interpretations at any time (possibly with retroactive effect). This summary does not purport to deal with all of the U.S. federal income tax consequences applicable to a Fund or to all categories of investors, some of whom may be subject to special rules (including, without limitation, dealers in securities or currencies, financial institutions, life insurance companies, holders of Fund interests held as part of a “straddle,” “hedge” or “conversion transaction” with other investments, persons whose “functional currency” is not the U.S. dollar or persons for whom the Fund interests are not capital assets). This discussion also does not address U.S. federal tax consequences other than income taxes (such as estate and gift tax consequences). In addition, the following discussion generally applies only to “U.S. persons,” as defined for U.S. federal income tax purposes) who are beneficial owners of Fund interests. A “U.S. person” is generally defined as (i) a citizen or resident of the United States, (ii) a corporation (or an entity treated as a corporation for federal income tax purposes) or partnership (or an entity or arrangement treated as a partnership for federal income tax purposes) created or organized in or under the law of the United States or any political subdivision thereof, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) it is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is an investor in the Funds, the U.S. federal income tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership.

The tax consequences of an investment in the Funds will depend not only on the nature of the Funds’ operations and the then applicable U.S. federal tax principles, but also on certain factual determinations that cannot be made at this time, and upon a particular investor’s individual circumstances. No advance rulings have been sought from the Internal Revenue Service (the “IRS”).

IN VIEW OF THE FOREGOING, EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING ALL THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF AN INVESTMENT IN THE FUNDS WITH SPECIFIC REFERENCE TO SUCH INVESTOR’S OWN PARTICULAR TAX SITUATION AND RECENT CHANGES IN APPLICABLE LAW.

Each Fund will be taxed, under the Code, as a separate entity from any other series of the Trust, and each Fund has elected to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. In each taxable year that a Fund qualifies, a Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in (i) securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, (ii) securities (other than the securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more of certain publicly traded partnerships, as such term is defined under the Code.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains to the extent permitted under the Code. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed. A Fund may make taxable distributions to shareholders even during periods in which share prices have declined. Tax consequences are not the primary consideration of a Fund in implementing its investment strategy.

Each Fund or any securities dealer effecting a redemption of a Fund’s shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, a Fund will be required to withhold federal income tax at the rate of 24% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the account application or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to backup withholding.

Each Fund intends to declare and pay dividends and other distributions, as stated in the prospectus. In order to avoid the payment of a 4% non-deductible federal excise tax based on net income, a Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98.2% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

Certain U.S. shareholders, including individuals and estates and trusts, in the higher income brackets will be subject to an additional 3.8% federal tax on all or a portion of their “net investment income,” which generally will include dividends from the Funds and net gain from the disposition of shares of the Funds. U.S. shareholders are urged to consult their tax advisors regarding the implications of the additional net investment income tax resulting from an investment in the Funds.

Each Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the dividends received deduction, and individual shareholders may, depending on the Fund’s underlying sources of income, have “qualified dividend income,” which would be subject to tax at the shareholder’s maximum capital gains tax rate. Availability of the deduction and/or taxation at the maximum capital gains tax rate is subject to certain holding period and debt-financing limitations.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies should qualify as permissible income under Subchapter M of the Code.

For accounting purposes, premiums paid by a Fund are recorded as an asset and are subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by that Fund may constitute a straddle for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by a Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

Redemptions and exchanges of shares of a Fund will result in gains or losses for federal income tax purposes to the extent of the difference between the proceeds and the shareholder’s adjusted tax basis for the shares. Any loss realized (to the extent it is allowed) upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

During the year ended December 31, 2017, the Funds utilized the following amounts of capital loss carry forwards:

Fund	Capital Loss Carryforwards Utilized
Equity Fund	$—
International Fund	$64,351,164
Smaller Companies Fund	$7,425,219
Alternative Strategies Fund	$23,095,456

The capital loss carryforwards for each Fund were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Capital Loss Carryforwards
Expires 12/31/18	$—	$—	$—	$—
Short-Term	$—	$78,323,693	$—	$9,905,197
Long-Term	$—	$—	$—	$—

Distributions and redemptions may be subject to state and local taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from a Fund. Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax on each Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of a Fund, generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any applicable intergovernmental agreements, withholding under FATCA is required: (i) generally with respect to distributions from each Fund; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2019. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

The above discussion and the related discussion in each prospectus are not intended to be complete discussions of all applicable tax consequences of an investment in the Funds. Paul Hastings LLP, counsel to the Trust, has expressed no opinion in respect thereof. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in a Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Tax consequences are not the primary consideration of the Funds in implementing their investment strategies. Distributions of a Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A Fund may make taxable distributions to shareholders even during periods in which the share price has declined.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Funds are required to withhold 28% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Funds also are required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996. The Equity Fund commenced operations on December 31, 1996. The International Fund commenced operations on December 1, 1997. The Smaller Companies Fund commenced operations on June 30, 2003. The Alternative Strategies Fund commenced operations on September 30, 2011. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders. The Board has created four series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act on behalf of the Funds. Currently, the Equity Fund, International Fund and Alternative Strategies Fund are each authorized to issue two classes of shares: Institutional Class shares and Investor Class shares. The Smaller Companies Fund is authorized to issue one class of shares: Institutional Class shares.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Each Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes each shareholder is entitled to is based on the number of shares he or she owns. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

The Equity Fund, the International Fund, the Smaller Companies Fund, and the Alternative Strategies Fund are the only operating series of shares of the Trust. The Board may, at its own discretion, create additional series of shares. The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares. Shareholders have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable by the Trust, except as set forth above.

The Trust and Litman Gregory have obtained an exemptive order from the SEC, which permits Litman Gregory, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before Litman Gregory enters into any sub-advisory agreement with a manager that is affiliated with the Funds or Litman Gregory.

The Trust, the Advisor, the Sub-Advisors and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Advisor, the Sub-Advisors and the Distributor, to invest in securities that may be purchased or held by the Funds.

The Trust’s custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 is responsible for holding the Funds’ assets and acting as the Trust’s accounting services agent. The Trust’s transfer agent, DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services), is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call DST Asset Manager Solutions, Inc. at 1-800-960-0188 if you have questions about your account. The Trust’s independent registered public accounting firm, Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, also assists with the Funds’ tax returns. The Trust’s legal counsel is Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, California 94111.

The Funds reserve the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

The audited financial statements, including the Financial Highlights of the Funds for the year ended December 31, 2017, and Cohen & Company, Ltd.’s report thereon are incorporated by reference. The report of Cohen & Company, Ltd., the independent registered public accounting firm of the Funds, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of Cohen & Company, Ltd. and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

APPENDIX

Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa—Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from Aa through Caa. Both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category. Additionally a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations and subject to low credit risk. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, subject to moderate credit risk, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1—highest quality; Prime 2—higher quality; Prime 3—high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

LITMAN GREGORY FUNDS TRUST

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)		Articles of Incorporation.

	(1)	Agreement and Declaration of Trust (1)
		(A)	Amendment to Agreement and Declaration of Trust (2)
		(B)	Amendment to Agreement and Declaration of Trust dated December 4, 2008 (8)
		(C)	Amendment to Agreement and Declaration of Trust dated August 31, 2011 (8)

(b)		By-laws (12)

(c)		Instruments Defining Rights of Security Holders – See Articles III and V of Agreement and Declaration of Trust and Article II of Third Amended and Restated By-Laws

(d)		Investment Advisory Contracts
	(1)	Unified Investment Advisory Agreement between Litman Gregory Funds Trust and Litman Gregory Fund Advisors, LLC dated April 1, 2013 (10)

	(2)	Sub-Advisory Agreements
		(A)	Equity Fund
			1.	Investment Management Agreement with Davis Selected Advisers L.P. (13)
			2.	Investment Management Agreement with Fiduciary Management, Inc. (13)
			3.	Investment Management Agreement with Harris Associates L.P. (7)
			4.	Investment Management Agreement with Nuance Investments, LLC (13)
			5.	Investment Management Agreement with Sands Capital Management, LLC (13)
			6.	Investment Management Agreement with Wells Capital Management, Inc. (13)
		(B)	International Fund
			1.	Investment Management Agreement with Evermore Global Advisors, LLC (15)
			2.	Investment Management Agreement with Harris Associates L.P. (13)
			3.	Investment Management Agreement with Lazard Asset Management LLC (13)
			4.	Investment Management Agreement with Northern Cross, LLC (13)
			5.	Investment Management Agreement with Pictet Asset Management Limited (15)
			6.	Investment Management Agreement with Thornburg Investment Management, Inc. (5)
		(C)	Smaller Companies Fund
			1.	Investment Management Agreement with Cove Street Capital, LLC (13)
			2.	Investment Management Agreement with Segall Bryant & Hamill, LLC – filed herewith
			3.	Investment Management Agreement with Wells Capital Management, Inc. (13)
		(D)	Alternative Strategies Fund
			1.	Investment Management Agreement with DCI, LLC – filed herewith
			2.	Investment Management Agreement with DoubleLine Capital LP (13)
			3.	Investment Management Agreement with First Pacific Advisors, LLC (13)
			4.	Investment Management Agreement with Loomis, Sayles & Company, L.P. (13)
			5.	Investment Management Agreement with Water Island Capital LLC (13)

(e)			Underwriting Contracts
	(1)		Distribution Agreement with ALPS Distributors, Inc. dated April 16, 2018 – filed herewith
	(2)		Distribution Letter Agreement with ALPS Distributors, Inc. dated April 16, 2018 – filed herewith

(f)			Bonus or Profit Sharing Contracts – None

(g)			Custodian Agreements
	(1)		Custody Agreement with State Street Bank and Trust Company (13)

1

		(A)	Amendment dated August 31, 2011 to the Custody Agreement (8)

(h)		Other Material Contracts

	(1)	Administration Agreement with State Street Bank and Trust Company dated September 10, 2014 (13)

	(2)	Powers of Attorney dated April 30, 2014 (13)

	(3)	Restated Contractual Advisory Fee Waiver Agreement (13)
		(A)	Amendment dated August 31, 2011 to the Restated Contractual Advisory Fee Waiver Agreement (13)
		(B)	Amendment dated May 20, 2013 to the Restated Contractual Advisory Fee Waiver Agreement (11)
		(C)	Amendment dated January 1, 2017 to the Restated Contractual Advisory Fee Waiver Agreement (15)

(i)		Legal Opinion
	(1)	Consent of Counsel dated April 30, 2018 – filed herewith

(j)		Other Opinions
	(1)	Consent of Independent Registered Public Accounting Firm – filed herewith

(k)		Omitted Financial Statements – None

(l)		Initial Capital Agreements
	(1)	Subscription Agreement (initial seed capital only) (3)

(m)		Rule 12b-1 Plan
	(1)	Distribution and Shareholder Servicing Plan (12b-1 Plan) (13)

(n)		Rule 18f-3 Plan
	(1)	Multiple Class Plan (12)

(o)		Reserved

(p)		Codes of Ethics
	(1)	Code of Ethics for Litman Gregory Funds Trust – filed herewith
	(2)	Code of Ethics for Litman Gregory Fund Advisors, LLC – filed herewith
	(3)	Code of Ethics for ALPS Distributors, Inc. – filed herewith
	(4)	Codes of Ethics for the Sub-Advisors
		(A)	Davis Selected Advisers, L.P. (4)
		(B)	First Pacific Advisors, LLC (14)
		(C)	Thornburg Investment Management, Inc. – filed herewith
		(D)	Wells Capital Management, Inc. (15)
		(E)	Northern Cross, LLC – filed herewith
		(F)	Nuance Investments, LLC (12)
		(G)	Cove Street Capital, LLC – filed herewith
		(H)	Harris Associates L.P. (15)
		(I)	Sands Capital Management, LLC (15)
		(J)	DoubleLine Capital LP – filed herewith)
		(K)	Loomis, Sayles & Company, L.P. – filed herewith
		(L)	Water Island Capital, LLC (15)
		(M)	Lazard Asset Management LLC – filed herewith
		(N)	Fiduciary Management, Inc. (12)
		(O)	Pictet Asset Management Limited (15)

2

(P)	Evermore Global Advisors, LLC (15)
(Q)	DCI, LLC – filed herewith
(R)	Segall Bryant & Hamill, LLC – filed herewith

(1)	Previously filed as an exhibit to the Registrant’s initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on August 12, 1996, and is herein incorporated by reference.
(2)	Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed with the SEC on November 15, 1996, and is hereby incorporated by reference.
(3)	Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on December 17, 1996, and is herein incorporated by reference.
(4)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed with the SEC on April 20, 2000, and is herein incorporated by reference.
(5)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed with the SEC on February 25, 2004, and is herein incorporated by reference.
(6)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2008, and is herein incorporated by reference.
(7)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010, and is herein incorporated by reference.
(8)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed with the SEC on September 2, 2011, and is herein incorporated by reference.
(9)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2012, and is herein incorporated by reference.
(10)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A, filed with the SEC on May 1, 2013, and is herein incorporated by reference.
(11)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on February 26, 2014, and is herein incorporated by reference.
(12)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2014, and is herein incorporated by reference.
(13)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2015, and is herein incorporated by reference.
(14)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2016, and is herein incorporated by reference.
(15)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2017, and is herein incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

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Item 30. Indemnification

Article VI of Registrant’s By-Laws states as follows:

Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, “agent” means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

(a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests, and

(b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests, and

(c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine€r

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(c) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

(b) A written opinion by an independent legal counsel.

Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

(a) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

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Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

In addition to the indemnification provisions provided for in the Registrant’s By-Laws, the Registrant has also entered into indemnification agreements (the “Indemnification Agreements”) with each of the Trustees and with its Chief Compliance Officer (collectively, the “Indemnitees”). The Indemnification Agreements set forth the procedure by which Indemnitees are to request and receive advancement of expenses and indemnification. The Indemnification Agreements provide that, in any determination for advancement of expenses or indemnification, the Indemnitees are entitled to a rebuttable presumption that they did not engage in conduct that would disqualify them from eligibility to receive advancement of expenses or for indemnification. The Indemnification Agreements also set forth the procedure by which an independent counsel may be chosen if independent counsel is to make a determination of any Indemnitee’s qualification for advancement of expenses or indemnification.

Item 31. Business and Other Connections of the Investment Adviser

The information required by this item is contained in the Form ADVs of the following entities and is incorporated herein by reference:

Name of Investment Adviser	File No.
Litman Gregory Fund Advisors, LLC	801-52710
Name of Sub-Advisors
Cove Street Capital, LLC	801-72231
Davis Selected Advisors, L.P.	801-31648
DCI, LLC	801-63857
DoubleLine Capital LP	801-70942
Evermore Global Advisors, LLC	801-70645
Fiduciary Management, Inc.	801-15164
First Pacific Advisors, LLC	801-67160
Harris Associates L.P.	801-50333
Lazard Asset Management LLC	801-61701
Loomis, Sayles & Company, L.P.	801-170
Northern Cross, LLC	801-62668
Nuance Investments, LLC	801-69682
Pictet Asset Management Limited	801-15143
Sands Capital Management, LLC	801-64820
Segall Bryant & Hamill, LLC	801-47232
Thornburg Investment Management, Inc.	801-17853
Water Island Capital, LLC	801-57341
Wells Capital Management, Inc.	801-21122

Item 32. Principal Underwriters

(a) ALPS Distributors, Inc., the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

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1290 Funds
ALPS Series Trust
The Arbitrage Funds
AQR Funds
Barings Funds Trust
BBH Trust
Bluerock Total Income Plus Real Estate Fund
Brandes Investment Trust
Broadview Funds Trust
Brown Capital Management Mutual Funds
Centre Funds
CION Ares Diversified Credit Fund
Columbia ETF Trust
Columbia ETF Trust I
Columbia ETF Trust II
Cortina Funds, Inc.
CRM Mutual Fund Trust
CSOP ETF Trust
Cullen Funds Trust
DBX ETF Trust
Elevation ETF Trust
ETFS Trust
Financial Investors Trust
Firsthand Funds
FS Credit Income Fund
FS Energy Total Return Fund
FS Series Trust
Goehring & Rozencwajg Investment Funds
Goldman Sachs ETF Trust
Griffin Institutional Access Credit Fund
Griffin Institutional Access Real Estate Fund
Hartford Funds Exchange-Traded Trust
Hartford Funds NextShares Trust
Heartland Group Inc.
Henssler Funds, Inc.
Holland Series Fund, Inc.
Index Funds
IndexIQ ETF Trust and IndexIQ Active ETF Trust
Ivy NextShares Trust
James Advantage Funds
Janus Detroit Street Trust
Lattice Strategies Trust
Laudus Trust
Litman Gregory Funds Trust
Longleaf Partners Funds Trust
M3Sixty Funds Trust
Mairs & Power Funds Trust
Meridian Fund, Inc.
Natixis ETF Trust
Northern Lights Fund Trust (on behalf of the 13D Activist Fund)
NorthStar Real Estate Capital Income Fund
NorthStar Real Estate Capital Income Fund-T
NorthStar Real Estate Capital Income Fund-ADV
NorthStar Real Estate Capital Income Fund-C
NorthStar/Townsend Institutional Real Estate Fund

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Pax World Funds Series Trust I
Pax World Series Trust III
Principal Exchange-Traded Funds
Reality Shares ETF Trust
Resource Credit Income Funds
Resource Real Estate Diversified Income Fund
RiverNorth Funds
Sierra Total Return Fund
Smead Funds Trust
SPDR Dow Jones Industrial Average ETF Trust
SPDR S&P 500 ETF Trust
SPDR S&P MidCap 400 ETF Trust
Stadion Investment Trust
Stone Harbor Investment Funds
Stone Ridge Trust
Stone Ridge Trust II
Stone Ridge Trust III
Stone Ridge Trust IV
Stone Ridge Trust V
Total Income + Real Estate Fund
USCF ETF Trust
USCF Mutual Funds Trust
Wasatch Funds
WesMark Funds
Westcore Trust
Wilmington Funds

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name and Principal Business Address*	Positions and Offices with ALPS Distributors, Inc.	Positions and Offices with Registrant
Jeremy O. May	President, Director	None
Edmund J. Burke	Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming **	Assistant Treasurer	None
Steven Price	Senior Vice President, Chief Compliance Officer	None
Stephen J. Kyllo	Vice President, Deputy Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Josh Eihausen	Vice President, Associate Senior Counsel	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

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*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Investment Adviser	Litman Gregory Fund Advisors, LLC 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596

Registrant’s Fund Administrator	State Street Bank and Trust Company One Lincoln Street Boston, MA 02116

Registrant’s Custodian/Fund Accountant	State Street Bank and Trust Company 1776 Heritage Drive Quincy, MA 02171

Registrant’s Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Registrant’s Transfer Agent	DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.) 330 West 9th Street Kansas City, MO 64105

The documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) under the 1940 Act will be maintained by the Registrant’s respective Sub-Advisors:

Cove Street Capital, LLC 2101 East El Segundo, Suite 302 El Segundo, CA 90245

Davis Selected Advisers, L.P. 2949 E. Elvira Rd. Suite 101 Tucson, AZ, 85756

DCI, LLC 201 Spear Street, Suite 250 San Francisco, CA 94105

DoubleLine Capital LP 333 South Grand Avenue, Suite 1800 Los Angeles, CA 90071

Evermore Global Advisors, LLC 89 Summit Avenue Summit, NJ 07901

Fiduciary Management, Inc. 100 East Wisconsin Avenue, Suite 2200 Milwaukee, WI 53202

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First Pacific Advisors, LLC 11601 Wilshire Boulevard, Suite 1200 Los Angeles, CA 90025

Harris Associates L.P. 111 S. Wacker Drive, Suite 4600 Chicago, IL 60606

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112

Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111

Northern Cross, LLC 125 Summer Street, Suite 1410 Boston, MA 02110

Nuance Investments, LLC 4900 Main Street, Suite 220 Kansas City, MO 64112

Pictet Asset Management Limited Moor House, 120 London Wall London EC2Y 5ET – United Kingdom

Sands Capital Management, LLC 1000 Wilson Boulevard, Suite 3000 Arlington, VA 22209

Segall Bryant & Hamill, LLC 540 West Madison Street, Suite 1900 Chicago, IL 60661

Thornburg Investment Management, Inc. 2300 North Ridgetop Road Santa Fe, NM 87506

Water Island Capital, LLC 41 Madison Avenue, 42nd Floor New York, NY 10010

Wells Capital Management, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051

Item 34. Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 35. Undertakings

Registrant hereby undertakes to:

(1)	Furnish each person to whom a Prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

(2)	If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 79 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Walnut Creek and State of California, on the 30th day of April, 2018.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy DeGroot
Jeremy DeGroot
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 79 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Julie Allecta*	Trustee	April 30, 2018
Julie Allecta

/s/ Jeremy DeGroot Jeremy DeGroot	Trustee and President (Principal Executive Officer)	April 30, 2018

/s/ Frederick A. Eigenbrod, Jr.*	Trustee	April 30, 2018
Frederick A. Eigenbrod, Jr.

/s/ Harold M. Shefrin*	Trustee	April 30, 2018
Harold M. Shefrin

/s/ Taylor M. Welz*	Trustee	April 30, 2018
Taylor M. Welz

/s/ John Coughlan John Coughlan	Treasurer (Principal Financial Officer)	April 30, 2018

* By: /s/ John Coughlan
John Coughlan, Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number		Description
(d) (2)	(C)(2)	Investment Management Agreement with Segall Bryant & Hamill, LLC
(d) (2)	(D)(1)	Investment Management Agreement with DCI, LLC
(e) (1)		Distribution Agreement with ALPS Distributors, Inc. dated April 16, 2018
(e) (2)		Distribution Letter Agreement with ALPS Distributors, Inc. dated April 16, 2018
(i) (1)		Consent of Counsel dated April 30, 2018
(j) (1)		Consent of Independent Registered Public Accounting Firm
(p) (1)		Code of Ethics – Litman Gregory Funds Trust
(p) (2)		Code of Ethics – Litman Gregory Fund Advisors, LLC
(p) (3)		Code of Ethics – ALPS Distributors, Inc.
(p) (4)	(C)	Code of Ethics – Thornburg Investment Management, Inc.
(p) (4)	(E)	Code of Ethics – Northern Cross, LLC
(p) (4)	(G)	Code of Ethics – Cove Street Capital, LLC
(p) (4)	(J)	Code of Ethics – DoubleLine Capital, LP
(p) (4)	(K)	Code of Ethics – Loomis, Sayles & Company, L.P.
(p) (4)	(M)	Code of Ethics – Lazard Asset Management LLC
(p) (4)	(Q)	Code of Ethics – DCI, LLC
(p) (4)	(R)	Code of Ethics – Segall Bryant & Hamill, LLC

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